UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FEDEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 27, 2010

To Our Stockholders:

We cordially invite you to attend the 2010 annual meeting of FedEx’s stockholders. The meeting will take place in the Auditorium at the FedEx Express World Headquarters, 3670 Hacks Cross Road, Building G, Memphis, Tennessee 38125, on Monday, September 27, 2010, at 10:00 a.m. local time. We look forward to your attendance either in person or by proxy.

The purpose of the meeting is to:

1.	Elect as FedEx directors the eleven nominees named in the attached proxy statement;

2.	Adopt FedEx’s 2010 Omnibus Stock Incentive Plan;

3.	Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2011;

4.	Act upon three stockholder proposals, if properly presented at the meeting; and

5.	Transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on August 2, 2010, may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

CHRISTINE P. RICHARDS

Executive Vice President, General Counsel

and Secretary

August 16, 2010

HOW TO VOTE: Please complete, date, sign and return the accompanying proxy card or voting instruction card, or vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in the United States.

REDUCE MAILING COSTS: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

ANNUAL MEETING ADMISSION: If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of FedEx common stock as of the record date, and a valid government-issued photo identification. The indicated portion of your proxy card or the ticket accompanying your voting instruction card will serve as your admission ticket. If you are a registered stockholder and receive your proxy materials electronically, you should follow the instructions provided to print a paper admission ticket.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

2010 PROXY STATEMENT

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Page
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	15
Meetings	15
Committees	15
Attendance at Annual Meeting of Stockholders	16
PROPOSAL 1 — ELECTION OF DIRECTORS	17
Nominees for Election to the Board	17
Experience, Qualifications, Attributes and Skills	19
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	23
COMPENSATION DISCUSSION AND ANALYSIS	23
2010 Compensation Highlights	23
Executive Summary	24
Compensation Objectives and Design-Related Features	25
Role of the Compensation Committee, its Compensation Consultant and the Chairman of the Board, President and Chief Executive Officer	31
Compensation Elements and Fiscal 2010 Amounts	32
Risks Arising from Compensation Policies and Practices	42
Tax Deductibility of Compensation	42
EXECUTIVE COMPENSATION	43
Summary Compensation Table	43
GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2010	49
OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2010	51
OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2010	53
FISCAL 2010 PENSION BENEFITS	54
Overview of Pension Plans	54
Traditional Pension Benefit	55
Portable Pension Account	56
Lump Sum Distribution	57
Taxes	57
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	58
Benefits Triggered by Retirement, Death or Permanent Disability — Stock Option and Restricted Stock Plans	58
Benefits Triggered by Change of Control or Termination After Change of Control — Stock Option and Restricted Stock Plans and Management Retention Agreements	59
DIRECTORS’ COMPENSATION	62
Outside Directors’ Compensation	62
Retirement Plan for Outside Directors	62
Fiscal 2010 Director Compensation	64
PROPOSAL 2 — ADOPTION OF 2010 OMNIBUS STOCK INCENTIVE PLAN	65
Plan Highlights	65
Purpose of the Plan	66
Administration of the Plan	66
Number of Shares That May Be Awarded and Shares Available Under Existing Plans	67
Eligibility to Receive Awards	68
Types of Awards	69
Term of the Plan	69
Exercise Term of Stock Options and Stock Appreciation Rights	69
Limitations on Individual Awards	70

ii

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iii

FedEx Corporation

942 South Shady Grove Road

Memphis, Tennessee 38120

2010 PROXY STATEMENT

FedEx’s Board of Directors is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2010 Annual Meeting of Stockholders. The meeting will take place in the Auditorium at the FedEx Express World Headquarters, 3670 Hacks Cross Road, Building G, Memphis, Tennessee 38125, on Monday, September 27, 2010, at 10:00 a.m. local time. At the meeting, stockholders will vote on the election as FedEx directors of the eleven nominees named in this proxy statement, the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan, the ratification of FedEx’s independent registered public accounting firm and, if properly presented at the meeting, three stockholder proposals. Stockholders also will consider any other matters that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Christine P. Richards, FedEx’s Executive Vice President, General Counsel and Secretary, and Alan B. Graf, Jr., FedEx’s Executive Vice President and Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

FedEx’s Annual Report to Stockholders for the fiscal year ended May 31, 2010, which includes FedEx’s fiscal 2010 audited consolidated financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or about August 16, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 27, 2010: The following materials are available on the Investor Relations page of the FedEx Web site at http://www.fedex.com/us/investorrelations:

•	The Notice of Annual Meeting of Stockholders To Be Held September 27, 2010;

•	This proxy statement; and

•	FedEx’s Annual Report to Stockholders for the fiscal year ended May 31, 2010.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, VIA THE INTERNET OR BY TELEPHONE.

Effect of Not Casting Your Vote: If your shares are held in “street name” (the shares are held by a bank, brokerage firm or other nominee — the “record holder”), it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your record holder was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent regulatory changes took away the ability of your record holder to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your record holder how to vote in the election of directors (Proposal 1), no votes will be cast on your behalf. Absent your instructions, the record holder will also not be permitted to vote your shares on the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan (Proposal 2) or the adoption of the three stockholder proposals (Proposals 4 through 6). Your record holder will, however, continue to have discretion to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

•	elect as FedEx directors the eleven nominees named in this proxy statement;

•	adopt FedEx’s 2010 Omnibus Stock Incentive Plan;

•	ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm; and

•	act on three stockholder proposals, if properly presented.

Stockholders also will transact any other business that may properly come before the meeting. Members of FedEx’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is August 2, 2010. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is FedEx common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 314,594,409 shares of FedEx common stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give voting instructions, your record holder will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Absent your instructions, the record holder will not be permitted, however, to vote your shares on the election of directors (Proposal 1), the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan (Proposal 2), or the adoption of the three stockholder proposals (Proposals 4 through 6), and your shares will be considered “broker non-votes” on those proposals. See “How will broker non-votes be treated?” below.

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present, in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

1.    YOU MAY VOTE BY MAIL. If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

2.    YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring your admission ticket. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time on September 26, 2010.

If you are the beneficial owner of shares held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. The availability of telephone and Internet voting will depend on the voting process of the record holder of your shares. We recommend that you follow the instructions set forth on the voting instruction card provided to you.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

3.    YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your record holder and bring it with you to the meeting.

How do I vote my shares held in a FedEx benefit plan?

If you own shares of FedEx common stock through a FedEx or subsidiary benefit plan, you can direct the trustee or the record holder to vote the shares held in your account in accordance with your instructions by completing the proxy card and returning it in the enclosed envelope or by registering your instructions via the Internet or telephone as directed on the proxy card. If you register your voting instructions by telephone or on the Internet, you do not have to mail in the proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. In order to instruct a plan trustee or record holder on the voting of shares held in your account, your instructions must be received by September 22, 2010. If your voting instructions are not received by that date, each plan trustee will vote your shares in the same proportion as the plan shares for which voting instructions have been received.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.” You also must bring a valid government-issued photo identification, such as a driver’s license or a passport. If you received your proxy materials through the Internet, you should follow the instructions provided to print a paper admission ticket.

If your shares are held in street name, you must bring the “Admission Ticket” that accompanies your voting instruction card. Alternatively, you may bring other proof of ownership, such as a brokerage account statement, which clearly shows your ownership of FedEx common stock as of the record date. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the meeting room and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Can I change my vote after I submit my proxy?

Yes, if you are a registered stockholder you may revoke your proxy and change your vote by:

•

submitting a valid, later-dated proxy card or a later-dated vote by telephone or on the Internet (the latest-dated, properly completed proxy that you submit, whether by mail, by telephone or on the Internet, will count as your vote); or

•	giving written notice of such revocation to the Secretary of FedEx prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

If your shares are held in street name, you should contact the record holder of your shares and follow its procedures for changing your voting instructions. You may also vote in person at the meeting if you obtain a legal proxy from your record holder.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to FedEx unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

Who will count the votes?

FedEx’s transfer agent, Computershare Trust Company, N.A., will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR the election of each of the eleven nominees to the Board of Directors;

•	FOR the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan;

•	FOR the ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm; and

•	AGAINST each of the stockholder proposals.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of each of the eleven nominees to the Board of Directors;

•	FOR the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan;

•	FOR the ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm; and

•	AGAINST each of the stockholder proposals.

Will any other business be conducted at the meeting?

We know of no other business to be conducted at the meeting. FedEx’s Bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we did not receive any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect each director nominee?

A nominee will be elected to the Board of Directors if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” such nominee’s election. See “Corporate Governance Matters — Majority-Voting Standard for Director Elections” below.

What happens if a director nominee does not receive the required majority vote?

Each nominee is a current director who is standing for reelection. Accordingly, each nominee has tendered an irrevocable resignation from the Board of Directors that will take effect if the nominee does not receive the required majority vote and the Board accepts the resignation. If the Board accepts the resignation, the nominee will no longer serve on the Board of Directors, and if the Board rejects the resignation, the nominee will continue to serve until his or her successor has been duly elected and qualified or until his or her earlier disqualification, death, resignation or removal. See “Corporate Governance Matters — Majority-Voting Standard for Director Elections” below.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

How many votes are required to adopt FedEx’s 2010 Omnibus Stock Incentive Plan?

The adoption of FedEx’s 2010 Omnibus Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

How many votes are required to ratify the appointment of FedEx’s independent registered public accounting firm?

The ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

How many votes are required to approve each of the stockholder proposals?

If the stockholder proposal is properly presented at the meeting, approval of the proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Approval of the stockholder proposal would merely serve as a recommendation to the Board to take the necessary steps to implement such proposal.

How will abstentions be treated?

Abstentions will have no effect on the election of directors (Proposal 1). For each of the other proposals, abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.

How will broker non-votes be treated?

If your shares are held in street name and you do not give voting instructions, your record holder will be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Your shares will be treated as broker non-votes on all the other proposals, including the election of directors (Proposal 1).

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote. Thus, absent voting instructions from you, the record holder of your shares may not vote your shares on the election of directors (Proposal 1), the adoption of FedEx’s 2010 Omnibus Stock Incentive Plan (Proposal 2), or the adoption of the three stockholder proposals (Proposals 4 through 6). A broker non-vote with respect to these proposals will not affect their outcome.

Will the meeting be Webcast?

Yes, you are invited to visit the events section of the Investor Relations page of our Web site (http://ir.fedex.com/events.cfm) at 10:00 a.m. Central time on September 27, 2010, to access the live Webcast of the meeting. An archived copy of the Webcast will be available on our Web site for at least one year. The information on FedEx’s Web site, however, is not incorporated by reference in, and does not form part of, this proxy statement.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of FedEx’s common stock beneficially owned by each director, each named executive officer included in the Summary Compensation Table, and all directors and executive officers as a group, as of August 2, 2010. Unless otherwise indicated, beneficial ownership is direct and the person shown has sole voting and investment power.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Number of Option Shares(1)	Percent of Class(2)
Frederick W. Smith	19,705,437	(3)	2,138,762	6.90%
James L. Barksdale	46,800		38,040	*
John A. Edwardson	15,000		46,040	*
Judith L. Estrin	50,000		54,040	*
J.R. Hyde, III	132,000	(4)	46,040	*
Shirley A. Jackson	7,000		32,040	*
Steven R. Loranger	7,800	(5)	19,640	*
Gary W. Loveman	10,414		15,240	*
Susan C. Schwab	2,050		10,840	*
Joshua I. Smith	5,086	(6)	43,040	*
David P. Steiner	—		6,440	*
Paul S. Walsh	8,500		50,040	*
David J. Bronczek	113,219	(7)	254,877	*
Robert B. Carter	47,896	(8)	183,082	*
T. Michael Glenn	206,757	(9)	274,516	*
Alan B. Graf, Jr.	224,820	(10)	254,516	*
All directors and executive officers as a group (19 persons)	20,733,250	(11)	3,709,041	7.68%

*	Less than 1% of FedEx’s outstanding common stock.

(1)	Reflects the number of shares that can be acquired at August 2, 2010, or within 60 days thereafter through the exercise of stock options. These shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)	Based on 314,594,409 shares outstanding on August 2, 2010.

(3)	Includes 15,458,185 shares owned by Mr. Smith (5,075,000 of such shares have been pledged as security by Mr. Smith), 4,141,280 shares owned by Frederick Smith Enterprise Company, Inc. (“Enterprise”), a family holding company (1,048,000 of such shares have been pledged as security by Enterprise), 736 shares owned by Mr. Smith’s spouse and 102,928 shares held in trust for the benefit of Mr. Smith’s child. Regions Morgan Keegan Trust, FSB, Memphis, Tennessee, as trustee of a trust of which Mr. Smith is the lifetime beneficiary, holds 55% of Enterprise’s outstanding stock and Mr. Smith owns 45% directly. Includes 2,308 shares held in FedEx’s retirement savings plan. Mr. Smith’s business address is 942 South Shady Grove Road, Memphis, Tennessee 38120.

(4)	Includes 100,000 shares pledged as security by Mr. Hyde.

(5)	Owned by a family trust.

(6)	Includes 4,986 shares pledged as security by Mr. Smith.

(7)	Includes 671 shares held in FedEx’s retirement savings plan.

(8)	Includes 2,545 shares owned by Mr. Carter’s spouse.

(9)	Includes 88,750 shares owned by Glenn Family Partners, L.P. Mr. Glenn disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 551 shares held in FedEx’s retirement savings plan.

(10)	Includes 7,400 shares owned by a family trust and 430 shares held in FedEx’s retirement savings plan.

(11)	Includes an aggregate 4,809 shares held in FedEx’s retirement savings plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of FedEx and persons who own more than ten percent of FedEx’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of FedEx’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish FedEx with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and FedEx is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to FedEx and written representations from FedEx’s directors and reporting officers that no additional reports were required, FedEx believes that its directors and reporting officers complied with all these filing requirements for the fiscal year ended May 31, 2010.

Significant Stockholders

The following table lists certain persons known by FedEx to own beneficially more than five percent of FedEx’s outstanding shares of common stock as of March 31, 2010.

	Amount and Nature of Beneficial Ownership		Percent of Class
Dodge & Cox	20,602,250	(1)	6.57%
555 California Street, 40th Floor San Francisco, California 94104
PRIMECAP Management Company	22,705,730	(2)	7.24%
225 South Lake Avenue, Suite 400 Pasadena, California 91101

(1)	Dodge & Cox, a registered investment advisor, had sole voting power over 19,509,958 shares and sole investment power over all 20,602,250 shares.

(2)	PRIMECAP Management Company, a registered investment advisor, had sole voting power over 4,330,271 shares and sole investment power over all 22,705,730 shares.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of FedEx’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board of Directors has adopted Corporate Governance Guidelines, charters for each of its Board committees and a Code of Business Conduct and Ethics for directors, officers and employees of FedEx. Each of these documents is available in the corporate governance section of the Investor Relations page of our Web site at http://ir.fedex.com/governance.cfm.

Board Leadership Structure

The current leadership structure of the Board of Directors includes (i) a combined Chairman of the Board and Chief Executive Officer, and (ii) independent, active and effective directors of equal importance and with an equal vote. The independent directors meet without management present at regularly scheduled executive sessions, which the Chairman of the Nominating & Governance Committee, who is designated as the Board’s presiding director, conducts. The Board believes that FedEx has been and continues to be well served by having the company’s founder, Frederick W. Smith, serve as both Chairman of the Board and Chief Executive Officer. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of FedEx’s business and affairs. For additional information, see the Board’s statement in opposition to Proposal 4.

Board Risk Oversight

The Board of Directors’ role in risk oversight at FedEx is consistent with the company’s leadership structure, with management having day-to-day responsibility for assessing and managing the company’s risk exposure and the Board and its committees providing oversight in connection with those efforts, with particular focus on the most significant risks facing the company. The Board performs its risk oversight role by using several different levels of review. Each Board meeting begins with a strategic overview by the Chairman of the Board, President and Chief Executive Officer that describes the most significant issues, including risks, affecting the company, and also includes business updates from each reporting segment CEO. In addition, at least annually, the Board reviews in detail the business and operations of each of the company’s reporting segments, including the primary risks associated with that segment.

The Board reviews the risks associated the company’s financial forecasts and annual business plan. These risks are identified and managed in connection with the company’s robust enterprise risk management (“ERM”) process. Our ERM process provides the enterprise with a common framework and terminology to ensure consistency in identification, reporting and management of key risks. The ERM process is embedded in our strategic financial planning process, which ensures explicit consideration of risks that affect the underlying assumptions of the strategic plans and provides a platform to facilitate integration of risk information in business decision making.

The Board has delegated to each of its committees responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility. For example:

•	The Audit Committee reviews and discusses with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•

The Compensation Committee reviews and discusses with management the relationship between the company’s compensation policies and practices and the company’s risk management, including the extent to which those policies and practices create or decrease risks for the company.

•

The Information Technology Oversight Committee reviews and discusses with management the quality and effectiveness of the company’s information technology (IT) systems and processes, including the extent to which those systems and processes create or decrease information security and other risks for the company.

•

The Nominating & Governance Committee reviews and discusses with management the implementation and effectiveness of the company’s compliance and ethics programs, including the Code of Business Conduct and Ethics.

In addition, the Audit Committee is responsible for reviewing and discussing with management the guidelines and policies that govern the processes by which the company assesses and manages its exposure to all risk, including our ERM process. The ERM process culminates in an annual presentation to the Audit Committee on the key enterprise risks facing FedEx.

Executive Management Succession Planning

The Board of Directors has in place an effective planning process to select successors to the Chairman of the Board, President and Chief Executive Officer and other members of executive management. The Nominating & Governance Committee, in consultation with the Chairman of the Board, President and Chief Executive Officer, annually reports to the Board on management succession planning. The entire Board works with the Nominating & Governance Committee and the Chairman of the Board, President and Chief Executive Officer to evaluate potential successors to the CEO and other members of executive management. The Chairman of the Board, President and Chief Executive Officer periodically provides to the Board his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. For additional information, see the Board’s statement in opposition to Proposal 6.

Director Independence

The Board of Directors has determined that each member of the Audit, Compensation and Nominating & Governance Committees and, with the exception of Frederick W. Smith, each of the Board’s current members (James L. Barksdale, John A. Edwardson, Judith L. Estrin, J.R. Hyde, III, Shirley A. Jackson, Steven R. Loranger, Gary W. Loveman, Susan C. Schwab, Joshua I. Smith, David P. Steiner and Paul S. Walsh) is independent and meets the applicable independence requirements of the New York Stock Exchange (including the additional requirements for Audit Committee members) and the Board’s more stringent standards for determining director independence. Mr. Smith is FedEx’s Chairman of the Board, President and Chief Executive Officer. Peter S. Willmott retired as a director immediately before the 2009 annual meeting, and the Board of Directors had previously, affirmatively determined that he was independent as well.

Under the Board’s standards of director independence, which are included in FedEx’s Corporate Governance Guidelines, a director will be considered independent only if the Board affirmatively determines that the director has no direct or indirect material relationship with FedEx, other than as a director. The standards set forth certain categories or types of transactions, relationships or arrangements with FedEx, as follows, each of which (i) is deemed not to be a material relationship with FedEx, and thus (ii) will not, by itself, prevent a director from being considered independent:

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Prior Employment of Director. The director was employed by FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.

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Prior Employment of Immediate Family Member. An immediate family member was an officer of FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.

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Current Employment of Immediate Family Member. An immediate family member is employed by FedEx in a non-officer position, or by FedEx’s independent auditor not as a partner and not personally working on FedEx’s audit.

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Interlocking Directorships. An executive officer of FedEx served on the board of directors of a company that employed the director or employed an immediate family member as an executive officer, and over five years have passed since either such relationship ended.

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Business Relationships. The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that makes or has made payments to, or receives or has received payments (other than contributions, if the company is a tax-exempt organization) from, FedEx for property or services, and the amount of such payments has not within any of such other company’s three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of such other company’s consolidated gross revenues for such year.

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Indebtedness. The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that is indebted to FedEx or to which FedEx is indebted, and the aggregate amount of such debt is less than one percent (or $1 million, whichever is greater) of the total consolidated assets of the indebted company.

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Charitable Contributions. The director is a trustee, fiduciary, director or officer of a tax-exempt organization to which FedEx contributes, and the contributions to such organization by FedEx have not within any of such organization’s three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of such organization’s consolidated gross revenues for such year.

The Board broadly considered all relevant facts and circumstances, including the following immaterial transactions, relationships and arrangements:

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Messrs. Barksdale and Willmott each served as officers of FedEx, but they left the company well over five years ago (Mr. Barksdale’s employment at FedEx ended in 1992, and Mr. Willmott’s employment at FedEx ended in 1983).

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FedEx has made charitable contributions to tax-exempt organizations for which each of the following independent directors or their spouses serve as a trustee or director: Messrs. Barksdale, Hyde and Loranger. With the exception of the contributions to Memphis Tomorrow discussed below (see “—Related Person Transactions”), the contributions by FedEx to each such organization have not within any of the other organization’s three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of the other organization’s consolidated gross revenues for such year. In addition, Mr. Hyde (or his wife) and certain FedEx executive officers are affiliated with several of the same Memphis-based non-profit organizations.

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In the ordinary course of business, FedEx makes purchases from entities for which each of the following independent directors or director nominees serves as an officer: Messrs. Edwardson, Loranger and Steiner. The amount of the payments made by FedEx to each such entity has not within any of the other entity’s three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of the other entity’s consolidated gross revenues for such year.

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Frederick W. Smith has made passive investments (holding debt and/or less-than-5% equity interests) in privately held entities with which each of the following independent directors is affiliated: Mr. Barksdale and Mr. Hyde.

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Mr. Hyde and his wife together own a minority interest in the NBA Memphis Grizzlies professional basketball team, with which FedEx has a business relationship. The Hydes’ ownership interest in the team has declined significantly over the past few years — from approximately 13% to less than 1% now.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, John A. Edwardson, is an audit committee financial expert as such term is defined in Item 407(d)(5) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Director Mandatory Retirement

A director must retire immediately before the annual meeting of FedEx’s stockholders during the calendar year in which he or she attains age 72.

Stock Ownership Goal for Directors and Senior Officers

In order to encourage significant stock ownership by our directors and senior officers, and to further align their interests with the interests of FedEx’s stockholders, the Board of Directors has established a goal that (i) within three years after joining the Board, each non-management director own FedEx shares valued at three times his or her annual retainer fee, and (ii) within four years after being appointed to his or her position, each member of senior management own FedEx shares valued at the following multiple of his or her annual base salary:

•	5x for the Chairman of the Board, President and Chief Executive Officer;

•	3x for the other FedEx executive officers;

•	2x for executive vice presidents of FedEx’s core operating companies; and

•	1x for certain other senior officers.

For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. The Board also recommends that each director and senior officer retain shares acquired upon stock option exercises until his or her goal is met. The stock ownership goal is included in FedEx’s Corporate Governance Guidelines. As of August 2, 2010, each director (other than Ambassador Schwab and Mr. Steiner, each of whom joined the Board in 2009) and executive officer owned sufficient shares to comply with this goal.

Policy on Poison Pills

The Board of Directors has adopted a policy requiring stockholder approval for any future “poison pill” prior to or within twelve months after adoption of the poison pill. (A poison pill is a device used to deter a hostile takeover. Note that FedEx does not currently have, nor have we ever had, a poison pill.) The policy on poison pills is included in FedEx’s Bylaws and Corporate Governance Guidelines.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management present at regularly scheduled executive sessions in conjunction with each in-person meeting of the Board of Directors. At least once a year, such meetings include only the independent members of the Board. The Chairman of the Nominating & Governance Committee presides over meetings of the non-employee and independent directors.

Communications with Directors

Stockholders and other interested parties may communicate directly with any member or committee of the Board of Directors by writing to: FedEx Corporation Board of Directors, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. Please specify to whom your letter should be directed. The Corporate Secretary of FedEx will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in her opinion, deals with the functions of the Board or its committees or that she otherwise determines requires the attention of any member, group or committee of the Board of Directors. Board members may at any time review a log of all correspondence received by FedEx that is addressed to Board members and request copies of any such correspondence.

Nomination of Director Candidates

The Nominating & Governance Committee will consider director nominees proposed by stockholders. To recommend a prospective director candidate for the Nominating & Governance Committee’s consideration, stockholders may submit the candidate’s name, qualifications, including whether the candidate satisfies the requirements set forth in “Proposal 1 — Election of Directors — Experience, Qualifications, Attributes and

Skills,” and other relevant biographical information in writing to: FedEx Corporation Nominating & Governance Committee, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. FedEx’s Bylaws require stockholders to give advance notice of stockholder proposals, including nominations of director candidates. For more information, please see “Additional Information — Stockholder Proposals for 2011 Annual Meeting.”

The Board is responsible for recommending director candidates for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating & Governance Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board. The Nominating & Governance Committee considers potential candidates for director, who may come to the attention of the Nominating & Governance Committee through current directors, management, professional search firms, stockholders or other persons. The Nominating & Governance Committee has engaged a third-party executive search firm to assist in identifying potential board candidates. The Nominating & Governance Committee considers and evaluates a director candidate recommended by a stockholder in the same manner as a nominee recommended by a Board member, management, search firm or other sources.

If the Nominating & Governance Committee determines that an additional or replacement director is necessary or advisable, the Nominating & Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a potential director candidate, including interviewing the candidate, engaging an outside firm to gather additional information and making inquiries of persons with knowledge of the candidate’s qualifications and character. In its evaluation of potential director candidates, including the members of the Board of Directors eligible for reelection, the Nominating & Governance Committee considers the current size, composition and needs of the Board of Directors and each of its committees.

Majority-Voting Standard for Director Elections

FedEx’s Bylaws require that we use a majority-voting standard in uncontested director elections and contain a resignation requirement for directors who fail to receive the required majority vote. The Bylaws also prohibit the Board from changing back to a plurality-voting standard without the approval of our stockholders. Under the majority-voting standard, a director nominee must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. In accordance with the majority-voting standard and resignation requirement, each director who is standing for reelection at the annual meeting has tendered an irrevocable resignation from the Board of Directors that will take effect if (i) the director does not receive more votes cast “for” than “against” his or her election at the annual meeting, and (ii) the Board accepts the resignation. FedEx’s Bylaws require the Board of Directors, within 90 days after certification of the election results, to accept the director’s resignation unless there is a compelling reason not to do so and to promptly disclose its decision (including, if applicable, the reasons for rejecting the resignation) in a filing with the Securities and Exchange Commission.

Policy on Review and Preapproval of Related Person Transactions

The Board of Directors has adopted a Policy on Review and Preapproval of Related Person Transactions, which is included in FedEx’s Corporate Governance Guidelines. The policy requires that all proposed related person transactions (as defined in the policy) and all proposed material changes to existing related person transactions be reviewed and preapproved by the Nominating & Governance Committee. To the extent the related person (as defined in the policy) is a director or immediate family member of a director, the transaction or change must also be reviewed and preapproved by the full Board. The policy provides that a related person transaction or a material change to an existing related person transaction may not be preapproved if it would:

•	interfere with the objectivity and independence of any related person’s judgment or conduct in carrying out his or her duties and responsibilities to FedEx;

•	not be fair as to FedEx; or

•	otherwise be opposed to the best interests of FedEx and its stockholders.

The policy requires the Nominating & Governance Committee to annually (i) review each existing related person transaction that has a remaining term of at least one year or remaining payments of at least $120,000, and (ii) determine, based upon all material facts and circumstances and taking into consideration our contractual obligations, whether it is in the best interests of FedEx and our stockholders to continue, modify or terminate the transaction or relationship.

Related Person Transactions

In accordance with the policy described above, the Nominating & Governance Committee has reviewed the following related person transactions and determined that they remain in the best interests of FedEx and our stockholders:

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In November 1999, FedEx entered into a multi-year, $205 million naming rights agreement with the NFL Washington Redskins professional football team. Under this agreement, FedEx has certain marketing rights, including the right to name the Redskins’ stadium “FedExField.” In August 2003, Frederick W. Smith acquired an approximate 10% ownership interest in the Washington Redskins and joined its Leadership Council, or board of directors.

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FedEx’s policy on personal use of corporate aircraft requires officers to pay FedEx two times the cost of fuel, plus applicable passenger ticket taxes and fees, for personal trips. Pursuant to this requirement, Mr. Smith paid FedEx approximately $208,000 during fiscal 2010 in connection with certain personal use of corporate aircraft.

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Mr. Smith’s son is employed by FedEx Express as a managing director of life sciences and specialty services. His total annual compensation, including all target incentive compensation amounts, is approximately $175,000, and during fiscal 2010, he received a stock option award of 1,825 shares (with an aggregate Black-Scholes value of approximately $55,000).

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Mr. Hyde and David J. Bronczek serve together on the board of Memphis Tomorrow, a non-profit organization. In fiscal 2010, FedEx contributed $1.05 million (including the third installment of a five-year commitment for $5 million) to Memphis Tomorrow, which represents approximately 26% of the organization’s annual revenues. The mission of Memphis Tomorrow is to bring top business leaders together with Memphis government and civic leaders to foster economic prosperity for the local community. The Board of Directors has determined that this relationship does not impair Mr. Hyde’s independence because, among other things, he does not receive any special benefit from FedEx’s contributions to the organization.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During fiscal 2010, the Board of Directors held six regular meetings and one special meeting. Each director attended at least 75% of the meetings of the Board and any committees on which he or she served.

Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, Information Technology Oversight Committee and Nominating & Governance Committee. Each committee’s written charter, as adopted by the Board of Directors, is available on the FedEx Web site at http://ir.fedex.com/com_charters.cfm. Committee memberships are as follows:

Audit Committee	Information Technology Oversight Committee
John A. Edwardson (Chairman) Gary W. Loveman Joshua I. Smith David P. Steiner	Judith L. Estrin (Chairwoman) James L. Barksdale J.R. Hyde, III Gary W. Loveman

Compensation Committee	Nominating & Governance Committee
Steven R. Loranger (Chairman) Shirley A. Jackson Susan C. Schwab Paul S. Walsh	Shirley A. Jackson (Chairwoman) James L. Barksdale Judith L. Estrin Steven R. Loranger

The Board of Directors has approved reconstituting the committees so that, immediately following the annual meeting, if all of the director nominees are elected, committee memberships will be as follows:

Audit Committee	Information Technology Oversight Committee
John A. Edwardson (Chairman) Gary W. Loveman Joshua I. Smith David P. Steiner	James L. Barksdale (Chairman) J.R. Hyde, III Gary W. Loveman

Compensation Committee	Nominating & Governance Committee
Steven R. Loranger (Chairman) Shirley A. Jackson Susan C. Schwab Paul S. Walsh	Shirley A. Jackson (Chairwoman) James L. Barksdale Steven R. Loranger

The Audit Committee, which held nine meetings during fiscal 2010, performs the following functions:

•	oversees the independent registered public accounting firm’s qualifications, independence and performance;

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assists the Board of Directors in its oversight of (i) the integrity of FedEx’s financial statements; (ii) the effectiveness of FedEx’s disclosure controls and procedures and internal control over financial reporting; (iii) the performance of the internal auditors; and (iv) FedEx’s compliance with legal and regulatory requirements; and

•	preapproves all audit and allowable non-audit services to be provided by FedEx’s independent registered public accounting firm.

The Compensation Committee, which held six meetings during fiscal 2010, performs the following functions:

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evaluates, together with the independent members of the Board, the performance of FedEx’s Chairman of the Board, President and Chief Executive Officer and recommends his compensation for approval by the independent directors;

•	discharges the Board’s responsibilities relating to the compensation of executive management;

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reviews and discusses with management the Compensation Discussion and Analysis and produces a report recommending whether the Compensation Discussion and Analysis should be included in the proxy statement; and

•	oversees the administration of FedEx’s equity compensation plans and reviews the costs and structure of key employee benefit and fringe-benefit plans and programs.

The Information Technology Oversight Committee, which held six meetings during fiscal 2010, performs the following functions:

•	appraises major information technology (“IT”) related projects and technology architecture decisions;

•	ensures that FedEx’s IT programs effectively support FedEx’s business objectives and strategies; and

•	advises FedEx’s senior IT management team and the Board of Directors on IT related matters.

The Nominating & Governance Committee, which held six meetings during fiscal 2010, performs the following functions:

•	identifies individuals qualified to become Board members;

•	recommends to the Board director nominees to be proposed for election at the annual meeting of stockholders;

•	recommends to the Board directors for appointment to Board committees; and

•	assists the Board in developing and implementing effective corporate governance, compliance and ethics programs.

In addition, as discussed previously, each Board committee has responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility, and the Audit Committee is responsible for reviewing and discussing with management the guidelines and policies that govern the processes by which the company assesses and manages its exposure to all risk, including our ERM process.

Attendance at Annual Meeting of Stockholders

FedEx expects all Board members to attend annual meetings of stockholders. Each member of the Board of Directors, except Ms. Estrin, attended the 2009 annual meeting of stockholders.

PROPOSAL 1 — ELECTION OF DIRECTORS

All of FedEx’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors currently consists of twelve members. Judith L. Estrin is retiring as a director immediately before this annual meeting and is not standing for reelection. Effective upon the retirement of Ms. Estrin, the size of the Board will be reduced to eleven members. The Board proposes that each of the other current directors be reelected to the Board. Each of the nominees elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2011 and until his or her successor is duly elected and qualified.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

Under FedEx’s majority-voting standard, each of the eleven director nominees must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. For more information, please see “Corporate Governance Matters — Majority-Voting Standard for Director Elections.”

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ELEVEN NOMINEES.

Set forth below, with respect to each nominee, is the following information:

•	His or her name;

•	His or her age;

•	The year in which he or she first became a director of FedEx (or its predecessor, FedEx Express);

•	His or her principal occupation and employment — both currently and during at least the past five years;

•	Directorships held in other public companies — both currently and during at least the past five years; and

•	A brief discussion of the specific experience, qualifications, attributes and skills that the Board of Directors considered in nominating him or her for reelection.

NOMINEES FOR ELECTION TO THE BOARD

Frederick W. Smith, 66, was first elected as a director in 1971. He is the company’s founder and has been Chairman, President and Chief Executive Officer of FedEx since January 1998 and Chairman of FedEx Express since 1975. He was Chairman, President and Chief Executive Officer of FedEx Express from 1983 to January 1998, Chief Executive Officer of FedEx Express from 1977 to January 1998, and President of FedEx Express from 1971 to 1975.

James L. Barksdale, 67, was first elected as a director in 1999. He is Chairman and President of Barksdale Management Corporation, an investment management company, and Managing Partner of The Barksdale Group, a venture capital firm, positions he has held since April 1999. He was President and Chief Executive Officer of Netscape Communications Corporation, a provider of software, services and Web site resources to Internet users, from January 1995 to March 1999. He held various senior management positions at FedEx Express from 1979 to 1992, including Executive Vice President and Chief Operating Officer, and was a director of FedEx Express from 1983 to 1991. He is a director of Time Warner Inc. He was previously a director of Sun Microsystems, Inc.

John A. Edwardson, 61, was first elected as a director in 2003. He is Chairman and Chief Executive Officer of CDW Corporation, a provider of technology products and services, a position he has held since January 2001. He was Chairman and Chief Executive Officer of Burns International Services Corporation, a provider of security services, from 1999 to 2000. He was President and Chief Operating Officer of UAL Corporation (the parent company of United Air Lines, Inc.), an airline, from 1995 to 1998. He is a director of CDW Corporation, which was a public company until October 2007.

J.R. Hyde, III, 67, was first elected as a director in 1977. He is Chairman of GTx, Inc., a biopharmaceutical company, a position he has held since November 2000. He is also Chairman of Pittco Management, LLC, an investment management company, a position he has held since January 1998, and President of Pittco, Inc., an investment company, a position he has held since April 1989. He was Chairman of AutoZone, Inc., an auto parts retail chain, from May 1986 to March 1997 and again from March 2005 to June 2007, and was its Chief Executive Officer from May 1986 to December 1996. He is a director of AutoZone, Inc. and GTx, Inc.

Shirley A. Jackson, 64, was first elected as a director in 1999. She is President of Rensselaer Polytechnic Institute (“RPI”), a technological research university, a position she has held since July 1999. She was a Commissioner on the United States Nuclear Regulatory Commission from May 1995 to June 1999 and served as its Chairwoman from July 1995 to June 1999. She is a director of International Business Machines Corporation, Marathon Oil Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated. She was previously a director of NYSE Euronext and United States Steel Corporation.

Steven R. Loranger, 58, was first elected as a director in 2006. He is Chairman, President and Chief Executive Officer of ITT Corporation, a diversified high-technology engineering and manufacturing company; he has held the position of President and Chief Executive Officer since June 2004 and Chairman since December 2004. He was Executive Vice President and Chief Operating Officer of Textron, Inc., a global aircraft, industrial and finance company, from 2002 to 2004. He held various executive positions at Honeywell International Inc. and its predecessor, AlliedSignal, Inc., a technology and manufacturing company, from 1981 to 2002, including President and Chief Executive Officer of its Engines, Systems and Services businesses. He is a director of ITT Corporation.

Gary W. Loveman, 50, was first elected as a director in 2007. He is Chairman of the Board, Chief Executive Officer and President of Harrah’s Entertainment, Inc., a provider of branded gaming entertainment; he has held the position of President since April 2001, Chief Executive Officer since January 2003, and Chairman of the Board since January 2005. He held various other executive positions at Harrah’s Entertainment, Inc. from May 1998 to April 2001. He was Associate Professor of Business Administration at the Harvard University Graduate School of Business Administration from 1994 to 1998. He is a director of Harrah’s Entertainment, Inc. and Coach, Inc.

Susan C. Schwab, 55, was first elected as a director in 2009. She is a Professor at the University of Maryland School of Public Policy, a position she has held since January 2009. She served as United States Trade Representative from June 2006 to January 2009 and as Deputy United States Trade Representative from October 2005 to June 2006. She was Vice Chancellor of the University System of Maryland and President and Chief Executive Officer of the University System of Maryland Foundation from January 2004 to October 2005. She was Dean of the University of Maryland School of Public Policy from August 1995 to August 2003. She was Director of Corporate Business Development of Motorola, Inc., an electronics manufacturer, from July 1993 to August 1995. She was Assistant Secretary of Commerce for the United States and Foreign Commercial Services from March 1989 to May 1993. She is a director of Caterpillar Inc. and The Boeing Company. She was previously a director of The Adams Express Company, Calpine Corporation and Petroleum & Resources Corporation (prior to her service as Deputy United States Trade Representative).

Joshua I. Smith, 69, was first elected as a director in 1989. He is Chairman and Managing Partner of Coaching Group, LLC, a management consulting firm, a position he has held since June 1998. He was Vice Chairman and

President of iGate, Inc., a broadband networking company, from June 2000 to June 2001. He is a director of The Allstate Corporation, Caterpillar Inc. and Comprehensive Care Corporation. He was previously a director of CardioComm Solutions, Inc.

David P. Steiner, 50, was first elected as a director in 2009. He is Chief Executive Officer of Waste Management, Inc., a provider of integrated waste management services, a position he has held since March 2004. He was Executive Vice President and Chief Financial Officer of Waste Management, Inc. from April 2003 to March 2004, Senior Vice President, General Counsel and Corporate Secretary of Waste Management, Inc. from July 2001 to April 2003, and Vice President and Deputy General Counsel of Waste Management, Inc. from November 2000 to July 2001. He was a partner at Phelps Dunbar L.L.P., a law firm, from 1990 to November 2000. He is a director of Tyco Electronics Ltd. and Waste Management, Inc.

Paul S. Walsh, 55, was first elected as a director in 1996. He is Chief Executive Officer of Diageo plc, a beverage company, a position he has held since September 2000. He was Group Chief Operating Officer of Diageo plc from January 2000 to September 2000. He was Chairman, President and Chief Executive Officer of The Pillsbury Company, a wholly owned subsidiary of Diageo plc, from April 1996 to January 2000, and Chief Executive Officer of The Pillsbury Company from January 1992 to April 1996. He is a director of Diageo plc and Unilever PLC. He was previously a director of Centrica plc.

Experience, Qualifications, Attributes and Skills

Each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board of Directors:

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Broad training and experience at the policy-making level in business, finance and accounting, government, education or technology;

•	Expertise that is useful to FedEx and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about FedEx’s business;

•	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to FedEx and its stockholders.

In addition, the Board believes that it is desirable that the following experience, qualifications, attributes and skills be possessed by one or more of FedEx’s Board members because of their particular relevance to the company’s business and structure, and these were all considered by the Board in connection with this year’s director nomination process:

Transportation Industry Experience: Each nominee possesses transportation industry experience by virtue of his or her service on the FedEx Board of Directors. We regard this tenure as a positive attribute, as it greatly increases the director’s understanding of the company’s operations and its management. Each of the below nominees has extensive additional transportation industry experience and knowledge.

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Mr. Smith, as the founder of our company, is the pioneer of the express transportation industry, and his record of innovation, achievement and leadership speaks for itself. Under his leadership, FedEx has become one of the most trusted and respected brands in the world and has experienced strong long-term financial growth and stockholder return.

•	Mr. Barksdale held various senior management positions, including Executive Vice President and Chief Operating Officer, at our company during its early years (from 1979 to 1992).

•	Mr. Edwardson was President and COO of a major airline (United) during the late 1990s.

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Mr. Loranger is CEO of a leading provider of products and services to the defense and aerospace industries (ITT). He was EVP and COO of a global aircraft manufacturing company (Textron, which includes Bell Helicopter and Cessna Aircraft) during the early 2000s. Previously, he was president and CEO of a high-technology aerospace business (a division of AlliedSignal, Inc.) and was president of a heavy trucking company (Bendix Truck Brake Systems Group) in the 1990s.

•	Mr. Steiner is CEO of a company (Waste Management) that transports waste materials.

International Experience: We continue to position our company to facilitate and capitalize on increasing globalization and the resulting unprecedented expansion of customer access to goods, services and information. This highlights the importance of having directors, such as each of the below nominees, who have specific experience with international trade and international markets.

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Mr. Smith leads our company, which serves more than 220 countries and territories. He serves on the board of the Council on Foreign Relations, and he has served as chairman of the U.S.-China Business Council and is the current chairman of the French-American Business Council.

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Dr. Jackson is the former Chairwoman and Commissioner of the United States Nuclear Regulatory Commission, through which she participated in the International Nuclear Regulatory Association. She is closely involved with the World Economic Forum and is a member of the Council on Foreign Relations.

•	Mr. Loranger is the CEO of a large multinational corporation (ITT).

•	Ambassador Schwab is the former United States Trade Representative, as a result of which she has extensive experience leading large international trade negotiations.

•	Mr. Walsh is the CEO of a U.K.-based large multinational corporation (Diageo).

Financial Expertise: We believe that an understanding of finance and financial reporting and internal auditing processes is beneficial for our directors, given our use of financial targets as measures of our success and the importance of accurate financial reporting and robust internal auditing. Each nominee has a considerable degree of financial literacy, and each of the below nominees has an extensive background in finance.

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Mr. Edwardson, who has an MBA from the University of Chicago, was the CFO of two separate public companies during the 1980s and 1990s: Northwest Airlines Corporation, a major airline, and Ameritech Corporation, a provider of telecommunications products and services.

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Dr. Jackson has numerous years of public company audit committee experience, including as a chair. She currently serves on three public company audit committees (Marathon Oil, Medtronic and Public Service Enterprise Group), one of which she chairs (Marathon Oil).

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Mr. Loveman, who has a Ph.D. in economics from the Massachusetts Institute of Technology and a B.A. in economics from Wesleyan University, was an associate professor of business administration at the Harvard University Graduate School of Business Administration before joining Harrah’s Entertainment. He worked at the Federal Reserve Bank of Boston during the 1980s.

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Mr. J. Smith, who took graduate courses in accounting and finance from Central Michigan, has numerous years of public company audit committee experience. He is Chairman and Managing Partner of a consulting firm (The Coaching Group) that, among other things, assists its clients in writing business plans and preparing financial statements in preparation for debt and equity funding.

•	Mr. Steiner, who has an accounting degree from Louisiana State University, was CFO of Waste Management before becoming its CEO.

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Mr. Walsh, during the 1980s, held various executive positions in finance, including CFO of a major division, at a U.K.-based public company (Grand Metropolitan plc) that is a predecessor to the company (Diageo) where he now serves as CEO.

Marketing Expertise: FedEx is one of the most widely recognized brands in the world, and we place special emphasis on promoting and protecting the FedEx brand, one of our most important assets. Accordingly, we benefit greatly from having directors, such as each of the below nominees, who have substantial expertise and experience in marketing.

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Mr. Hyde has gained valuable retail marketing experience and successfully applied his marketing expertise as CEO of AutoZone, a leading auto parts retailer and distributor, and Malone & Hyde, a leading food retailer and distributor.

•	Mr. Loveman has led several highly successful marketing initiatives at Harrah’s and previously taught marketing-related courses at the Harvard University Graduate School of Business Administration.

•	Mr. Walsh leads a company (Diageo) that owes much of its growth and success to highly effective marketing of its various brands.

Technological Expertise: We rely heavily on technology to operate our transportation and business networks. Our ability to attract and retain customers and to compete effectively depends in part upon the sophistication and reliability of our technology network. Thus, having directors with technological expertise is important to us, and each of the below nominees has a thorough understanding of the applications of technology by virtue of his or her background and experiences.

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Mr. Barksdale has held executive positions with multiple technology companies, including CEO of Netscape and AT&T Wireless during the 1990s. He was the co-chair of the Markle Foundation Task Force on National Security in the Information Age for seven years.

•	Mr. Edwardson has been the CEO of a technology products and services provider (CDW) since 2001.

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Dr. Jackson, who holds undergraduate and doctorate degrees in physics from the Massachusetts Institute of Technology, is the president of a world-renowned technological research university (RPI). She also serves on the board of directors of a multinational computer technology and IT consulting corporation (IBM).

•	Mr. Loranger has held senior executive positions with various high-technology engineering and manufacturing companies (ITT, Textron, Honeywell and AlliedSignal).

Energy Expertise: We are committed to protecting the environment, and we have many initiatives underway to reduce our energy use and minimize our impact on the environment. Each of the below nominees has a significant amount of energy expertise, which is helpful as we implement these important initiatives.

•	Mr. Smith is co-chairman of the Energy Security Leadership Council, a project of Securing America’s Future Energy, the goal of which is to reduce U.S. oil dependence and improve energy security.

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Dr. Jackson is the former Chairwoman and Commissioner of the United States Nuclear Regulatory Commission and serves as university vice-chairwoman of the U.S. Council on Competitiveness and co-chairwoman of its Energy Security, Innovation & Sustainability Initiative. She also serves on the board of directors of an integrated international energy company (Marathon Oil).

•	Mr. Steiner is CEO of a company (Waste Management) that has taken an industry leadership role in converting waste to renewable energy.

Government Experience: Our businesses are heavily regulated and are directly affected by governmental actions, so our directors with government experience provide a useful perspective as we work constructively with governments around the world. While each of our director nominees has significant experience in working with government at various levels, each of the below nominees has ample experience in government service.

•	Mr. Barksdale served on the U.S. President’s Intelligence Advisory Board for seven years.

•	Dr. Jackson is the former Chairwoman and Commissioner of the United States Nuclear Regulatory Commission and serves on the President’s Council of Advisors on Science and Technology.

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Mr. Loranger served as an officer and pilot in the U.S. Navy, is a trustee for the National Air and Space Museum and the Congressional Medal of Honor Foundation, and has held executive management positions with several of the largest government contractors in the United States (ITT, Textron, Honeywell and AlliedSignal).

•	Ambassador Schwab is the former United States Trade Representative.

Leadership Experience: As noted above, experience at the policy-making level is one of the minimum qualifications for election to the Board, and each nominee has this experience — Ambassador Schwab in government, Dr. Jackson in education and government, and the rest of the nominees in business, as Chief Executive Officers (as noted below). The Board believes that CEOs, in particular, make excellent directors because they have the necessary experience and confidence to capably advise our executive management team on the wide range of issues that impact our business. Collectively, our directors have over 300 years of senior leadership experience, over 100 years of experience serving as CEOs, and over 85 years of experience serving as the chairpersons of public company boards of directors.

•	Mr. F. Smith is our CEO.

•	Mr. Barksdale is a former CEO (Netscape and AT&T Wireless).

•	Mr. Edwardson is a CEO (CDW).

•	Mr. Hyde is a former CEO (AutoZone and Malone & Hyde)

•	Dr. Jackson is the president of a world-renowned technological research university (RPI) and the former Chairwoman and Commissioner of the United States Nuclear Regulatory Commission.

•	Mr. Loranger is a CEO (ITT).

•	Mr. Loveman is a CEO (Harrah’s Entertainment).

•	Ambassador Schwab is the former United States Trade Representative.

•	Mr. J. Smith is a former CEO (The MAXIMA Corporation).

•	Mr. Steiner is a CEO (Waste Management).

•	Mr. Walsh is a CEO (Diageo).

Diversity: The Board is committed to diversity and inclusion and is always looking for highly qualified candidates, including women (such as Dr. Jackson and Ambassador Schwab) and minorities (such as Dr. Jackson and Mr. J. Smith), who meet our criteria. The Board seeks, and believes it has found in this group of nominees, a diverse blend of experience and perspectives, institutional knowledge and personal chemistry, and directors who will provide sound and prudent guidance with respect to all of FedEx’s operations and interests.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement and in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2010.

Compensation Committee Members

Steven R. Loranger – Chairman

Shirley A. Jackson

Susan C. Schwab

Paul S. Walsh

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss and analyze the compensation of our principal executive and financial officers and our three other most highly compensated executive officers (the “named executive officers”) for the fiscal year ended May 31, 2010. For additional information regarding compensation of the named executive officers, see “Executive Compensation.”

2010 Compensation Highlights

The key components of our executive compensation program have remained substantially the same for many years, and we believe the program has been an important factor in our success. During fiscal 2010, however, we conducted a comprehensive review of our executive pay program and philosophy. As a result of our review, we made the following improvements to certain elements of the program to better align our executive compensation structure with current market practices:

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In March 2010, our Management Retention Agreements (“MRAs”) with executive officers were amended to significantly reduce the post-change-of-control benefits, including eliminating the tax gross-ups, available to the officers under the agreements. For a description of these revisions, see “Compensation Elements and Fiscal 2010 Amounts — Post-Employment Compensation” below.

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Effective May 1, 2010, we discontinued tax reimbursement payments to executive officers relating to tax return preparation and financial counseling services, umbrella insurance premiums, and benefits accrued under our supplemental non-tax-qualified pension plan. Each executive officer received a one-time base salary increase in an amount that approximated (or, in the case of Mr. Smith, was less than) the eliminated tax reimbursement payments.

Additionally, as a result of our review, we reaffirmed several important executive compensation components that we believe are effectively designed and working well in alignment with the best interests of our shareowners. For example, we continue to support our highly successful restricted stock program, which for many years has permitted and encouraged FedEx executives to own and retain company stock. Under this program, FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient to prevent the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients.

When granting restricted stock, FedEx first determines the total target value of the award and then delivers that value in two components: restricted shares and cash payment of taxes due. Therefore, the total target value of the award is the same as it would be if there were no tax payments. In particular, because the amount of the tax payment is included in the calculation of the target value of the restricted stock award, the officers receive fewer shares in each award than they would in the absence of the tax payment: fewer by an amount equal in value to the tax payment. Conversely, absent the tax payment, the number of shares received in each award would be larger by an amount equal in value to the forgone tax payment. Not only is the value to the officer (as well as the cost to the company) generally the same as it would be otherwise, this longstanding practice is simple to administer and has proved extremely successful in retaining executives and enabling them to retain their shares. During fiscal 2010, the Compensation Committee reviewed our restricted stock program and, for all of the above reasons, determined that it continues to be appropriate for FedEx.

Finally, consistent with our strong pay for performance philosophy and reflecting FedEx’s better-than-expected financial performance during fiscal 2010, we made partial payouts under our annual incentive compensation (“AIC”) program to all participants. In addition, effective January 1, 2010, we began reinstating annual merit-based salary increases and partial 401(k) company matching contributions for employees, including the named executive officers, for whom these compensation items had been eliminated during fiscal 2009. We plan to fully restore the 401(k) company matching contributions effective January 1, 2011. At the same time, the unprecedented global recession and the resulting negative effects on our financial and stock price performance continued to negatively impact long-term executive compensation during fiscal 2010:

•	There were no payouts for fiscal 2010 to any participant, including the named executive officers, under our long-term incentive compensation (“LTI”) program; and

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As of May 31, 2010, the stock options awarded to our named executive officers in four of the past five annual grants were still “underwater” (or “out of the money”) — our stock price was less than the exercise price of the options.

Executive Summary

FedEx is consistently ranked among the world’s most admired and trusted employers and respected brands. Maintaining this reputation and continuing to position FedEx for future success requires high caliber talent to protect and grow the company in support of our mission of producing superior financial returns for our shareowners. We design our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects individual and company performance, job complexity, and strategic value of the position while ensuring long-term retention and motivation.

Each of the named executive officers is a longstanding member of our management, and our Chairman of the Board, President and Chief Executive Officer, Frederick W. Smith, founded the company and pioneered the express transportation industry over 35 years ago. As a result, our named executive officers are especially knowledgeable about our business and our industry and thus particularly valuable to the company and our shareowners as we continue to manage through economic uncertainty.

As with tenure, position and level of responsibility are important factors in the compensation of any FedEx employee, including our named executive officers. There are internal salary ranges for each level, and annual target bonus percentages, long-term bonus amounts, and the number of options and restricted shares awarded are all closely tied to management level and responsibilities. For instance, all FedEx Corporation executive vice presidents have the same salary range and annual target bonus percentages and receive the same long-term bonus and the same number of options and restricted shares in the annual grant.

Our philosophy is to (i) closely align the compensation paid to our executives with the performance of the company on both a short-term and long-term basis, and (ii) set performance goals that do not promote excessive risk while supporting the company’s core long-term financial goals of:

•	Growing revenue by 10% per year;

•	Achieving a 10%+ operating margin;

•	Increasing EPS by 10% to 15% per year;

•	Improving cash flow; and

•	Increasing returns, such as return on invested capital.

Our executive compensation is, in large measure, highly variable and directly linked to the above goals and the performance of the FedEx stock price over time.

Compensation Objectives and Design-Related Features

We design our executive compensation program to further FedEx’s mission of producing superior financial returns for our shareowners by pursuing the following objectives:

Objective	How Pursued
	Generally	Specifically
Retain and attract highly qualified and effective executive officers.	Pay competitively.	Use comparison survey data as a point of reference in evaluating target levels for total direct compensation, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance.

Motivate executive officers to contribute to our future success and to build long-term shareowner value and reward them accordingly.	Link a significant part of compensation to FedEx’s financial and stock price performance, especially long-term performance.	Weight executive compensation program in favor of incentive and equity-based compensation elements (rather than base salary), especially long-term incentive cash compensation and equity incentives in the form of stock options and restricted stock.

Further align executive officer and shareowner interests.	Encourage and facilitate long-term shareowner returns and significant ownership of FedEx stock by executives.	Make annual equity-based grants; tie long-term cash compensation to growth in our earnings per share (“EPS”), which strongly correlates with long-term stock price appreciation; maintain a stock ownership goal for senior officers and encourage each officer to retain shares acquired upon stock option exercises until his or her goal is met.

Commitment to Retain and Attract. FedEx is widely acknowledged as one of the world’s most admired and respected companies, and it is our people — our greatest asset — that have earned FedEx its strong reputation. Because FedEx operates a global enterprise in a highly challenging business environment, we compete for talented management with some of the largest companies in the world — in our industry and in others. Our global recognition and reputation for excellence in management and leadership make our people attractive targets for other companies, and our key employees are aggressively recruited. To prevent loss of our managerial talent, we seek to provide an overall compensation program that competes well against all types of companies and continues to retain and attract outstanding people to conduct our business. Each element of compensation is intended to fulfill this important obligation.

Market Referencing. Because retention is so imperative and tenure and management level are determinative factors, we use external survey data solely as a market reference point. Thus, the target compensation levels of our named executive officers are not designed to correspond to a specific percentile of compensation in those surveys. Beginning with our fiscal 2011 executive compensation review, our analysis will consider multiple market reference points for the analyzed positions, rather than referring to a specific percentile.

For the fiscal 2010 executive compensation review, we referred to the 75th percentile of target compensation for comparable positions in the referenced surveys in evaluating our target levels for total direct compensation, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance. We considered survey data published by two major consulting firms engaged by the company: Towers Watson and Hewitt Associates. Each consulting firm provided target compensation data for general industry companies (excluding financial services companies) in its respective database with annual revenues in excess of $10 billion. A list of these companies is attached to this proxy statement as Appendix A. General industry is the appropriate comparison category because our executives are recruited by and from businesses outside FedEx’s industry peer group. Using a robust data sample (272 companies) mitigates the impact of outliers, year-over-year volatility of compensation levels and the risk of selection bias and increases the likelihood of comparing with companies with executive officer positions similar to ours.

Because the annual revenues of these companies vary significantly, each consulting firm used regression analysis to allow for the inclusion of data from a large number of both larger and smaller companies. The data results provided by each firm were then averaged to arrive at blended market compensation data for general industry executives.

When we evaluate the elements of compensation of our executive officers in light of the referenced survey data, we group the elements into two categories:

•	Annual base salary plus target AIC payout (i.e., assuming achievement of all individual and corporate objectives), the sum of which we call total cash compensation (“TCC”).

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TCC plus target LTI cash award plus long-term equity incentive grants (stock options and restricted stock) plus tax reimbursement payments on restricted stock awards, the sum of which we call total direct compensation (“TDC”). Long-term components of target TDC are valued consistent with the valuation methodology used in the referenced surveys.

The TDC formula is illustrated below:

*	Includes related tax reimbursement payments.

Other elements of compensation of named executive officers (such as perquisites and retirement benefits) are not included in our TDC formula, consistent with our referenced survey information. Accordingly, these other elements are not referenced against survey data, and decisions as to these other elements do not influence decisions as to the elements of compensation that are included in the TDC formula. These other elements of compensation, however, are reviewed and approved by the Compensation Committee.

The following chart illustrates for each named executive officer (other than Mr. Carter, as described below) the relationship between his fiscal 2010 target TDC and market reference point discussed above:

Various factors affect the relationship between target TDC and our market reference, including: specific retention concerns; the important role of tenure and job responsibilities; the year-over-year volatility of the market data; the degree of accuracy in our job matches; and the difference in the strategic value of a position among the companies in the survey group. No single position in the referenced surveys fully captures the breadth of the responsibilities of certain of our executive officers. Consistent with market practice, this disparity may be partially mitigated by applying a premium to the survey data, as we have done for Mr. Glenn in the position of top sales and marketing executive. In the case of Mr. Carter, we believe his scope of responsibilities is far broader and the nature of his role is much more strategic than that of the typical top information officer reflected in the survey data. Therefore, his compensation is not referenced against the survey data.

While we may reference our target executive compensation levels against the survey group of companies, we do not compare our AIC and LTI financial performance goals against these companies or any other group of companies. Rather, as discussed below, our AIC and LTI financial performance goals are based upon our internal business objectives — which, when set each year, represent aggressive but reasonably achievable goals. Accordingly, the relationship between our financial performance and the financial performance of the survey companies does not necessarily affect the relationship between our executive compensation and the executive compensation of that group in a given year.

Pay for Performance. Our executive compensation program is intended not only to retain and attract highly qualified and effective managers, but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of shareowners and appropriately reward them for doing so. Accordingly, we believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. In particular, AIC payments, LTI payments and stock options represent a significant portion of our executive compensation program, as shown by the chart below, and this variable compensation is “at risk” and directly dependent upon the achievement of pre-established corporate goals and stock price appreciation:

•	AIC payouts are tied to meeting aggressive business plan goals for consolidated pre-tax income. For fiscal 2010, the named executive officers received only partial AIC payouts.

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LTI payouts are tied to meeting aggregate EPS goals over a three-fiscal-year period. There were no LTI payouts for fiscal 2010 because of the significant negative impact of the global recession on the company’s financial performance over the past three years.

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The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of our common stock on the date of grant, so the options will yield value to the executive only if the stock price appreciates.

The following chart illustrates for each named executive officer the allocation of fiscal 2010 target TDC between base salary and incentive and equity-oriented compensation elements (restricted stock value includes tax reimbursement payment):

We believe that long-term performance is the most important measure of our success, as we manage FedEx’s operations and business affairs for the long-term benefit of our shareowners. Accordingly, not only is our executive compensation program weighted towards variable, at-risk pay components, but we emphasize incentives that are dependent upon long-term corporate performance and stock price appreciation. These long-term incentives include LTI cash compensation and equity awards (stock options and restricted stock), which comprise a significant portion of an executive officer’s total compensation. These incentives are designed to motivate and reward our executive officers for achieving long-term corporate financial performance goals and maximizing long-term shareowner value.

The following chart illustrates for each named executive officer the allocation of fiscal 2010 target TDC between long-term incentives — LTI, stock options and restricted stock, including the related tax reimbursement payment — and short-term components — base salary and AIC:

We include target AIC and LTI payouts (discounted to present value to be consistent with the valuation methodology used in the survey data) in the TCC and TDC formula, so the actual compensation paid out in a given year may vary widely from targeted levels because compensation earned under the AIC and LTI programs is variable and commensurate with the level of achievement of pre-established financial performance goals. When we achieve superior results, we reward our executives accordingly under the terms of these programs. Conversely, when we fall short of our business objectives, payments under these variable programs decrease correspondingly. As an example, as shown by the chart below, the actual fiscal 2010 TDC of our named executive officers was below targeted levels because our financial performance for fiscal 2010 and the preceding two years fell short of our pre-established goals.

(1)	Actual TDC includes actual AIC and LTI payouts (if any) and equity valued at grant date.

Align Management and Shareowner Interests. We award stock options and restricted stock to create and maintain a long-term economic stake in the company for the officers, thereby aligning their interests with the interests of our shareowners.

In addition, as discussed above, payout under our LTI program is dependent upon achievement of an aggregate EPS goal for a three-fiscal-year period. EPS was selected as the financial measure for the LTI plan because growth in our EPS strongly correlates to long-term stock price appreciation.

The following graph illustrates the relationship between FedEx’s EPS growth and stock price appreciation (based on the fiscal year-end stock price and adjusted for stock splits) from 1978 to 2010:

In order to encourage significant stock ownership by FedEx’s senior management, including the named executive officers, and to further align their interests with the interests of our shareowners, the Board of Directors has adopted a stock ownership goal for senior officers, which is included in FedEx’s Corporate Governance Guidelines. With respect to our executive officers, the goal is that within four years after being appointed to his or her position, each officer own FedEx shares valued at the following multiple of his or her annual base salary:

•	5x for the Chairman of the Board, President and Chief Executive Officer; and

•	3x for the other executive officers.

For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. Until the ownership goal is met, the officer is encouraged to retain (but is not required to do so) “net profit shares” resulting from the exercise of stock options. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed upon the exercise of options. As of August 2, 2010, each executive officer exceeded the stock ownership goal.

In addition, we generally prohibit all members of management, including the named executive officers, from engaging in certain types of transactions involving FedEx stock that may signal a lack of confidence in

FedEx or may lead to inadvertent insider trading violations, such as transactions in publicly traded options, short sales, holding stock in a margin account or pledging it as collateral for a loan, and hedging or monetization transactions.

Role of the Compensation Committee, its Compensation Consultant and the Chairman of the Board, President and Chief Executive Officer

Our Board of Directors is responsible for the compensation of our executive management. The purpose of the Board’s Compensation Committee, which is composed solely of independent directors, is to help discharge this responsibility by, among other things:

•	Reviewing and discussing with management the factors underlying our compensation policies and decisions, including overall compensation objectives;

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Reviewing and discussing with management the relationship between the company’s compensation policies and practices and the company’s risk management, including the extent to which those policies and practices create risks for the company;

•	Reviewing and approving all company goals and objectives (both financial and non-financial) relevant to the compensation of the Chairman of the Board, President and Chief Executive Officer;

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Evaluating, together with the other independent directors, the performance of the Chairman of the Board, President and Chief Executive Officer in light of these goals and objectives and the quality and effectiveness of his leadership;

•	Recommending to the Board for approval by the independent directors each element of the compensation of the Chairman of the Board, President and Chief Executive Officer;

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Reviewing the performance evaluations of all other members of executive management (the Chairman of the Board, President and Chief Executive Officer is responsible for the performance evaluations of the non-CEO executive officers);

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Reviewing and approving (and, if applicable, recommending to the Board for approval) each element of compensation, as well as the terms and conditions of employment, of these other members of executive management;

•	Granting all awards under our equity compensation plans and overseeing the administration of all such plans; and

•	Reviewing the costs and structure of our key employee benefit and fringe-benefit plans and programs.

In furtherance of the Compensation Committee’s responsibility, the Committee has engaged Steven Hall & Partners (the “consultant”) to assist the Committee in evaluating FedEx’s executive compensation, including during fiscal 2010. In connection with this engagement, the consultant reports directly and exclusively to the Committee. The consultant participates in Committee meetings, reviews Committee materials and provides advice to the Committee upon its request. For example, the consultant updates the Committee on trends and issues in executive compensation and comments on the competitiveness and reasonableness of FedEx’s executive compensation program (occurs in September). The consultant assists the Committee in the development and review of FedEx’s AIC and LTI programs, including commenting on performance measures and the goal-setting process (occurs in March and June). The consultant reviews and provides advice to the Committee for its consideration in reviewing compensation-related proxy statement disclosure, including this Compensation Discussion and Analysis, and on any new equity compensation plans or plan amendments proposed for adoption (occurs in June and July), including the FedEx Corporation 2010 Omnibus Stock Incentive Plan.

Other than services provided to the Compensation Committee, Steven Hall & Partners does not perform any services for FedEx. Accordingly, the Compensation Committee has determined the firm to be independent from the company. Compensation Committee preapproval is required for any services to be provided to the company by the Committee’s independent compensation consultant. This ensures that the consultant maintains the highest level of independence from the company, in both appearance and fact.

The Chairman of the Board, President and Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Committee in determining the compensation of all other executive officers by, among other things:

•	Approving any annual merit increases to the base salaries of the other executive officers within limits established by the Committee;

•

Establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

•	Making recommendations, from time to time, for special stock option and restricted stock grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives and results achieved with the Chairman of the Board, President and Chief Executive Officer.

Compensation Elements and Fiscal 2010 Amounts

Base Salary. Our primary objective with respect to the base salary levels of our executive officers is to provide sufficient fixed cash income to retain and attract these highly marketable executives in a competitive market for executive talent. The base salaries of our executive officers are reviewed and adjusted (if appropriate) at least annually to reflect, among other things, economic conditions, base salaries for comparable positions from the executive compensation survey data discussed above, the tenure of the officers, and the base salaries of the officers relative to one another, as well as the internal salary ranges for the officer’s level.

In order to reduce costs and mitigate the negative effects of the global recession, Mr. Smith’s base salary was reduced by 20% during fiscal 2009, the base salaries of the other named executive officers were reduced by 10% during fiscal 2009, and annual merit-based salary increases were eliminated for U.S. salaried exempt personnel, including the named executive officers, for calendar 2009. We began reinstating annual merit-based salary increases for these employees during calendar 2010. Thus, effective July 2010, each named executive officer received an annual merit increase of 2.0% of base salary. In addition, effective May 1, 2010, in connection with the elimination of certain tax reimbursement payments, each named executive officer received a one-time base salary increase in an amount that approximated (or, in the case of Mr. Smith, was less than) the average annual amount of those tax reimbursement payments over the previous three calendar years. Even with these increases, annual base salaries remain below the levels in effect at the end of fiscal 2008. The annual base salaries of our named executive officers are currently as follows:

Name	Annual Base Salary ($)
F.W. Smith	1,236,060
A.B. Graf, Jr.	872,256
D.J. Bronczek	910,236
T.M. Glenn	805,188
R.B. Carter	737,160

Cash Payments Under Annual Incentive Compensation Program. The primary objective of our AIC program is to motivate our people to achieve our annual financial goals and other business objectives and reward them accordingly. The program provides an annual cash bonus opportunity to our employees, including the named executive officers, at the conclusion of each fiscal year based upon the achievement of AIC objectives for company and individual performance established at the beginning of the year, as illustrated below:

Annual Base Salary (at fiscal year-end)	x	Bonus Target Percentage	x	Company Performance Factor	+	Individual Performance Factor	=	AIC Payout

Target AIC payouts are established as a percentage of the executive officer’s base salary (as of the end of the plan year). Payouts above target levels are based exclusively upon the company’s performance, rather than achievement of individual objectives; accordingly, the executive officer receives above-target payouts only if the company exceeds the AIC target objective for annual financial performance. The maximum AIC payout represents three times the portion of the target payout that is based upon target annual financial performance (plus the portion of the target payout that is based upon the achievement of individual performance objectives).

As an example of our commitment to compete collectively and manage collaboratively, the AIC payout for all named executive officers, including Mr. Bronczek, the president and chief executive officer of FedEx Express, is tied to the performance of FedEx as a whole. The company performance factor is a pre-established multiplier that corresponds, on a sliding scale, to the percentage achievement of the AIC target objective for company annual financial performance. The multiplier matrix for the company performance factor is designed so that if the AIC annual financial performance threshold is achieved but is less than target, the multiplier decreases on a sliding scale based on the percentage achievement of the AIC target objective. On the other hand, if the company exceeds the AIC target objective, the multiplier increases on a sliding scale (up to the maximum, as described above) based on the percentage that the target objective is exceeded up to the AIC annual financial performance maximum.

AIC objectives for company annual financial performance are typically based upon our business plan for the fiscal year, which is reviewed and approved by the Board of Directors and which reflects, among other things, the risks and opportunities identified in connection with our enterprise risk management process. Consistent with our long-term focus and in order to discourage unnecessary and excessive risk-taking, we measure performance against our business plan, rather than a stipulated growth rate or an average of growth rates from prior years, to account for short-term economic and competitive conditions and anticipated strategic investments that may have adverse short-term profit implications. We address year-over-year improvement targets through our LTI plans, as discussed below.

Ordinarily our business plan objective for the financial performance measure — for the fiscal 2010 AIC program, consolidated pre-tax income — becomes the target objective for company performance under our AIC program. For the fiscal 2010 AIC program, however, in order to further motivate management to improve the company’s performance despite weak economic conditions:

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There was no AIC program cost included in the fiscal 2010 business plan. The pre-tax income threshold (in addition to the pre-tax income target objective) for the company performance factor under the AIC program was, therefore, even higher than the business plan objective for pre-tax income; and

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The AIC payout opportunity relating to individual performance was contingent upon achievement of pre-tax income objectives under the plan (as well as the achievement of individual performance objectives). The pre-tax income objective for the named executive officers was higher than the pre-tax income objective for non-officer employees. As a result, non-officer employees would receive their full AIC payout relating to individual performance before the named executive officers would receive their full individual performance payout.

For the fiscal 2011 AIC program, company financial performance will continue to be measured by pre-tax income in order to provide for different company financial performance metrics under the AIC and LTI programs, and the pre-tax income threshold and target for the company performance factor will continue to be higher than the business plan objective for pre-tax income. However, under the fiscal 2011 AIC program, a portion of the payout opportunity relating to individual performance will no longer be contingent upon the achievement of company financial performance objectives.

The fiscal 2010 AIC target payouts for the named executive officers, as a percentage of base salary, were as follows:

Name	Target Payout
F.W. Smith	130%
A.B. Graf, Jr.	90%
D.J. Bronczek	100%
T.M. Glenn	90%
R.B. Carter	90%

The following table illustrates for our named executive officers the fiscal 2010 AIC formulas and total AIC payout opportunities (as a percentage of the target payout described above):

Allocation of Goals

	Individual Objectives*		+	Consolidated Pre-Tax Income		=	Payout Opportunity
	Target	Maximum		Target	Maximum		Target	Maximum
FedEx Corporation CEO	—	—		100%	300%		100%	300%
FedEx Corporation EVPs	30%	30%		70%	210%		100%	240%
FedEx Express CEO	30%	30%		70%	210%		100%	240%

*	Under the fiscal 2010 AIC program, the AIC payout opportunity relating to individual performance was contingent upon achievement of company financial performance objectives under the plan (as well as the achievement of individual performance objectives).

Chairman of the Board, President and Chief Executive Officer. Mr. Smith’s AIC payout is tied to the achievement of corporate objectives for company financial performance for the fiscal year. Mr. Smith’s threshold (minimum) AIC payout is zero. His target AIC payout is set as a percentage of his base salary, and his maximum AIC payout is set as a multiple of the target payout. The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approve these percentages. The actual AIC payout ranges, on a sliding scale, from the threshold to the maximum based upon the performance of the company against our company financial performance goals.

In addition, the independent Board members, upon the recommendation of the Compensation Committee, may adjust this amount upward or downward based on their annual evaluation of Mr. Smith’s performance, including the quality and effectiveness of his leadership and the following corporate performance measures:

•	FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average and the Dow Jones Industrial Average;

•	FedEx’s stock price to earnings (P/E) ratio relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Industrial Average and competitors;

•	FedEx’s market capitalization;

•	FedEx’s revenue growth and operating income growth (excluding certain unusual items) relative to competitors;

•	FedEx’s free cash flow (excluding business acquisitions), return on invested capital (excluding certain unusual items), and weighted average cost of capital;

•	Analyst coverage and ratings for FedEx’s stock;

•	FedEx’s U.S. and international revenue market share;

•	FedEx’s reputation rankings by various publications and surveys; and

•	For the fiscal 2011 AIC program, FedEx’s restoration of remaining 401(k) company matching contributions.

None of these factors is given any particular weight in determining whether to adjust Mr. Smith’s bonus amount.

Non-CEO Named Executive Officers. The AIC payouts for the other named executive officers are tied to the achievement of (i) individual objectives established at the beginning of the fiscal year for each executive (30% of the target payout), and (ii) corporate objectives for company financial performance for the fiscal year (70% of the target payout). As noted above, under the fiscal 2010 AIC program, the payout opportunity relating to individual performance was contingent upon achievement of company financial performance objectives under the plan (as well as the achievement of individual performance objectives).

The threshold (minimum) AIC payout is zero. The target AIC payout is set as a percentage of the executive’s base salary, and the maximum AIC payout is set as a multiple of the target payout (the Compensation Committee approves these percentages). The actual AIC payout ranges, on a sliding scale, from the threshold to the maximum based upon the performance of the individual and the company against the objectives.

Individual performance objectives for the non-CEO named executive officers vary by management level and by operating segment and include (but are not limited to):

•	Provide leadership to support the achievement of financial goals;

•	Guide and support key strategic initiatives;

•	Enhance the FedEx customer experience and meet goals related to internal metrics that measure customer satisfaction and service quality;

•	Maintain the highest standards of corporate governance and continue to enhance FedEx’s reputation;

•	Recruit and develop executive talent and ensure successors exist for all management positions; and

•

Implement and document good faith efforts designed to ensure inclusion of females and minorities in the pool of qualified applicants for open positions and promotional opportunities, and otherwise promote FedEx’s commitment to diversity, tolerance and inclusion in the workplace.

Individual performance objectives are designed to further the company’s business objectives. Achievement of individual performance objectives is generally within each officer’s control or scope of responsibility, and the objectives are intended to be achieved with an appropriate level of effort and effective leadership by the officer. The achievement level of each non-CEO named executive officer’s individual objectives is based on Mr. Smith’s evaluation at the conclusion of the fiscal year, which is reviewed by the Compensation Committee.

Fiscal 2010 AIC Performance and Payouts. The fiscal 2010 AIC payout opportunity relating to individual performance was contingent upon achievement of pre-tax income objectives under the plan (as well as the achievement of individual performance objectives): for the named executive officers, this pre-tax income threshold for the individual performance factor was $1,850 million. The following table presents the pre-tax income threshold and target for the company performance factor under our fiscal 2010 AIC program and our actual pre-tax income for fiscal 2010 (in millions):

Company Performance Measure	Threshold	Target	Actual
Consolidated Pre-Tax Income	$1,865	$2,152	$1,894

Based upon this company performance, Mr. Smith’s performance and each non-CEO named executive officer’s achievement of individual performance objectives, payouts to the named executive officers under the fiscal 2010 AIC program were as follows (compared to the target payout opportunities):

Name	Target AIC Payout ($)	Actual AIC Payout ($)
F.W. Smith	1,575,366	400,000
A.B. Graf, Jr.	769,640	286,306
D.J. Bronczek	892,392	315,907
T.M. Glenn	710,456	249,370
R.B. Carter	650,430	226,350

The independent Board members, upon the recommendation of the Compensation Committee, exercised their discretion (which is described above) to increase the amount of Mr. Smith’s fiscal 2010 AIC payout to $400,000 from $162,263 (the formulaic amount resulting solely from the achievement of company financial performance objectives under the fiscal 2010 AIC program). Their decision was based upon their assessment of the outstanding quality and effectiveness of Mr. Smith’s leadership during and after the recent global recession.

Cash Payments Under LTI Program. The primary objective of our LTI program is to motivate management to contribute to our future success and to build long-term shareowner value and reward them accordingly. The program provides a long-term cash payment opportunity to members of management, including the named executive officers, based upon achievement of aggregate EPS goals for the preceding three-fiscal-year period. The LTI plan design provides for payouts that correspond to specific EPS goals established by the Board of Directors. The EPS goals represent total growth in EPS (over a base year) for the three-year term of the LTI plan. The following chart illustrates the relationship between EPS growth and payout:

As illustrated by the above chart, the LTI program provides for:

•	Target payouts if the three-year average annual EPS growth rate is 12.5%;

•	Above-target payouts if the growth rate is above 12.5% up to a maximum amount (equal to 150% of the target payouts) if the growth rate is 15% or higher; and

•

Below-target payouts if the growth rate is below 12.5% down to a threshold amount (equal to 25% of the target payouts) if the growth rate is 5%. No LTI payment is made unless the three-year average annual EPS growth rate is at least 5%.

Fiscal 2010 LTI Performance and Payouts. The following table presents the aggregate EPS threshold, target and maximum under our FY2008-FY2010 LTI plan, which was established by the Board of Directors in 2007, and our actual aggregate EPS for the three-year period ended May 31, 2010:

Performance Measure	Threshold	Target	Maximum	Actual
FY2008-FY2010 Aggregate EPS	$21.44	$24.72	$25.88	$7.67

Based upon this below-threshold performance, there were no payouts to the named executive officers under the FY2008-FY2010 LTI plan — as illustrated by the following table (compared to the threshold, target and maximum payout opportunities):

Name	Threshold LTI Payout ($)	Target LTI Payout ($)	Maximum LTI Payout ($)	Actual LTI Payout ($)
F.W. Smith	875,000	3,500,000	5,250,000	0
A.B. Graf, Jr.	300,000	1,200,000	1,800,000	0
D.J. Bronczek	375,000	1,500,000	2,250,000	0
T.M. Glenn	300,000	1,200,000	1,800,000	0
R.B. Carter	300,000	1,200,000	1,800,000	0

LTI Payout Opportunities, Including Modified Base-Year EPS for FY2010-FY2012 LTI Plan. The Board of Directors has established LTI plans for the three-fiscal-year periods 2009 through 2011 and 2010 through 2012, providing cash payment opportunities upon the conclusion of fiscal 2011 and 2012, respectively, if certain EPS goals are achieved with respect to those periods. Traditionally, the base-year number over which the three-year average annual EPS growth rate goals are measured for an LTI plan is the final full-year EPS of the preceding fiscal year. For the FY2010-FY2012 LTI plan, we used an adjusted base-year number ($2.93), rather than any measure of FY09 performance, in order to address the economic environment and restore the motivating power of the plan. This adjusted base-year number was set so that 12.5% growth from the number would equal the FY2010 business plan EPS goal. The following table presents the aggregate EPS thresholds, targets and maximums under the FY2009-FY2011 and FY2010-FY2012 LTI plans and our progress toward these goals as of May 31, 2010:

Performance Period	Aggregate EPS Threshold	Aggregate EPS Target	Aggregate EPS Maximum	Actual Aggregate EPS as of May 31, 2010
FY2009-FY2011	$19.30	$22.24	$23.28	$4.07 (with one year remaining)

FY2010-FY2012	$9.70	$11.18	$11.70	$3.76 (with two years remaining)

The following table sets forth the potential threshold (minimum), target and maximum payouts for the named executive officers under these two plans:

Name	Performance Period	Potential Future Payouts
		Threshold ($)	Target ($)	Maximum ($)
F.W. Smith	FY2009-FY2011	875,000	3,500,000	5,250,000
	FY2010-FY2012	875,000	3,500,000	5,250,000

A.B. Graf, Jr.	FY2009-FY2011	300,000	1,200,000	1,800,000
	FY2010-FY2012	300,000	1,200,000	1,800,000

D.J. Bronczek	FY2009-FY2011	375,000	1,500,000	2,250,000
	FY2010-FY2012	375,000	1,500,000	2,250,000

T.M. Glenn	FY2009-FY2011	300,000	1,200,000	1,800,000
	FY2010-FY2012	300,000	1,200,000	1,800,000

R.B. Carter	FY2009-FY2011	300,000	1,200,000	1,800,000
	FY2010-FY2012	300,000	1,200,000	1,800,000

Long-Term Equity Incentives — Stock Options and Restricted Stock. Our primary objective in providing long-term equity incentives to executive officers is to further align their interests with those of our shareowners by facilitating significant ownership of FedEx stock by the officers. This creates a direct link between their compensation and long-term shareowner return.

Amount. Stock options and restricted stock are generally granted to executive officers on an annual basis. As discussed above, an officer’s position and level of responsibility are the primary factors that determine the number of options and shares of restricted stock awarded to the officer in the annual grant. For instance, all FedEx Corporation executive vice presidents receive the same number of options and restricted shares in the annual grant.

The number of stock options and restricted shares awarded at each management level can vary from year to year. In determining how many options and shares of restricted stock should be awarded at each level, the Compensation Committee may consider:

•

Target TDC levels and referenced survey data — as discussed above, we include the total target value of all equity-based awards (including tax reimbursement payments for restricted stock awards) in our calculation of target TDC, and in evaluating the target fiscal 2010 TDC levels for our named executive officers, we refer to the 75th percentile of the target TDC for comparable positions in the referenced surveys;

•	The total number of shares then available to be granted; and

•

Potential shareowner dilution. At May 31, 2010, the total number of shares underlying options and shares of restricted stock outstanding or available for future grant under our equity compensation plans represented 8% of the sum of shares outstanding plus the shares underlying options outstanding or available for future grant plus shares of restricted stock available for future grant.

Other factors that the Compensation Committee may consider, especially with respect to special grants outside of the annual-grant framework, include the promotion of an officer or the desire to retain a valued executive or recognize a particular officer’s contributions. None of these factors is given any particular weight and the specific factors used may vary among individual executives.

Timing. In selecting dates for awarding equity-based compensation, we do not consider, nor have we ever considered, the price of FedEx’s common stock or the timing of the release of material, non-public information about the company. Stock option and restricted stock awards are generally made to executive officers on an annual basis according to a pre-established schedule.

When the Compensation Committee approves a special grant outside of the annual-grant framework, such grants are made at a regularly scheduled meeting and the grant date of the awards is the approval date or the next business day, if the meeting does not fall on a business day. If the grant is made in connection with the promotion of an individual or the election of an officer, the grant date may be the effective date of the individual’s promotion or the officer’s election, if such effective date is after the approval date.

Pricing. The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of FedEx’s common stock on the date of grant. Under the terms of our equity incentive plans, the fair market value on the grant date is defined as the average of the high and low trading prices of FedEx’s stock on the New York Stock Exchange on that day. We believe this methodology is the most equitable method for determining the exercise price of our stock option awards given the intra-day price volatility often shown by our stock.

Vesting. Stock options and restricted stock granted to executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. This four-year vesting period is intended to further encourage the retention of the executive officers, since unvested stock options are forfeited upon termination of the officer’s employment for any reason other than death or permanent disability and unvested restricted stock is forfeited upon termination of the officer’s employment for any reason other than death, permanent disability or retirement.

Tax Reimbursement Payments for Restricted Stock Awards. As discussed previously, FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient. This prevents the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation and thus encourages and facilitates FedEx stock ownership by our officers, thereby further aligning their interests with those of our shareowners.

Voting and Dividend Rights on Restricted Stock. Holders of restricted shares are entitled to vote and receive any dividends on such shares. The dividend rights are included in the computation of the value of the restricted stock award for purposes of determining the recipient’s target TDC.

Fiscal 2010 Awards. On June 8, 2009, the named executive officers were granted stock option and restricted stock awards as follows:

Name	Number of Stock Options	Number of Shares of Restricted Stock
F.W. Smith	271,750	—
A.B. Graf, Jr.	34,580	13,335
D.J. Bronczek	46,555	17,135
T.M. Glenn	34,580	13,335
R.B. Carter	34,580	13,335

As in previous years, at the request of Mr. Smith and in light of his significant stock ownership, the Compensation Committee did not award him any restricted stock. Instead, his equity awards were in the form of stock options, which will yield value to him only if the stock price increases from the date of grant.

Although the number of stock options and restricted shares awarded to each named executive officer increased in fiscal 2010 from the previous year’s annual grant as a result of year-over-year stock price declines, the overall target value of each year’s grant remained substantially the same for each officer.

Perquisites, Tax Reimbursement Payments and Other Annual Compensation. FedEx’s named executive officers receive certain other annual compensation, including:

•

certain perquisites, such as personal use of corporate aircraft (though officers are required to reimburse FedEx for substantially all of the incremental cost to FedEx of such usage), security services and equipment, tax return preparation and financial counseling services and physical examinations;

•	umbrella insurance, group term life insurance and 401(k) company matching contributions; and

•

tax reimbursement payments relating to restricted stock awards (as discussed above) and certain business-related use of corporate aircraft. As discussed previously, effective May 1, 2010, we discontinued tax reimbursement payments to executive officers relating to tax return preparation and financial counseling services, umbrella insurance premiums, and benefits accrued under our supplemental non-tax-qualified pension plan.

We provide this other compensation to enhance the competitiveness of our executive compensation program and to increase the productivity (corporate aircraft travel, professional assistance with tax return preparation and financial planning), safety (security services and equipment) and health (annual physical examinations) of our executives so they can focus on producing superior financial returns for our shareowners. The Compensation Committee reviews and approves each of these elements of compensation, and all of the independent directors approve each element as it relates to Mr. Smith. The Committee also reviews and approves FedEx’s policies and procedures regarding perquisites and other personal benefits and tax reimbursement payments, including:

•	FedEx’s written policy setting forth guidelines and procedures regarding personal use of FedEx corporate aircraft; and

•	FedEx’s executive security procedures.

FedEx’s executive security procedures, which prescribe the level of personal security to be provided to the Chairman, President and Chief Executive Officer and other executive officers, are based on bona fide business-related security concerns and are an integral part of FedEx’s overall risk management and security program. These procedures have been assessed by an independent security consulting firm, and deemed necessary and appropriate for the protection of the officers and their families given the history of direct security threats against FedEx executives and the likelihood of additional threats against the officers. The security services and equipment provided to FedEx executive officers may be viewed as conveying personal benefits to the executives and, as a result, their values must be reported in the Summary Compensation Table.

With respect to Mr. Smith, consistent with FedEx’s executive security procedures, the Board of Directors requires him to use FedEx corporate aircraft for all travel, including personal travel. In addition, the FedEx Corporate Security Executive Protection Unit provides certain physical and personal security services for Mr. Smith, including on-site residential security at his primary residence. The Board of Directors believes that Mr. Smith’s personal safety and security are of the utmost importance to FedEx and its shareowners and, therefore, the costs associated with such security are appropriate and necessary business expenses.

Post-Employment Compensation. While none of FedEx’s named executive officers has an employment agreement, they are entitled to receive certain payments and benefits upon termination of employment or a change of control of FedEx, including:

•

Retirement benefits under FedEx’s 401(k) and pension plans, including a tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan, a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan, and a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension — which is designed to provide to the executives the additional benefits that would be paid under the tax-qualified plans but for certain benefit limits contained in the tax laws;

•	Accelerated vesting of restricted stock upon the executive’s retirement (at or after age 60), death or permanent disability or a change of control of FedEx;

•	Accelerated vesting of stock options upon the executive’s death or permanent disability or a change of control of FedEx; and

•

Lump sum cash payments under the MRAs upon a qualifying termination of the executive after a change of control of FedEx. The MRAs, as well as the accelerated vesting of equity awards upon a change of control of FedEx, are intended to secure the executives’ continued services in the event of any threat or occurrence of a change of control, which further aligns their interests with those of our shareowners when evaluating any such potential transaction.

The Compensation Committee approves and recommends Board approval of all plans, agreements and arrangements that provide for these payments and benefits. In March 2010, upon the recommendation of the Committee and approval by the Board, the MRAs were amended, among other things, to:

•	Shorten the term of the executive’s employment agreement established upon a change of control from three years to two years;

•

Provide that during the post-change-of-control employment period the executive will be guaranteed the same annual incentive compensation opportunities, but will no longer be guaranteed annual incentive compensation payout amounts;

•

Reduce the amount of the lump sum cash payment made to the executive in the event of a qualifying termination from (a) the sum of (i) three times annual base salary plus three times target annual incentive compensation plus three times target long-term incentive compensation and (ii) prorated target annual bonus and prorated target payments under all long-term incentive plans in effect and (iii) the excess of the actuarial present value of pension benefits as of the date of termination assuming an additional 36 months of age and service over the actuarial present value of what was actually earned as of the date of termination to (b) two times annual base salary plus two times target annual incentive compensation;

•

Provide that upon a qualifying termination the executive is entitled to 18 months of continued coverage of medical, dental and vision benefits, rather than the previous lump sum cash payment equal to 36 months of full benefits coverage; and

•	Eliminate FedEx’s agreement to pay the excise taxes incurred by the executive for any payments, distributions or other benefits received or deemed received by the executive from FedEx.

Risks Arising from Compensation Policies and Practices

Management has conducted an in-depth risk assessment of FedEx’s compensation policies and practices and concluded that that they do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee has reviewed and concurred with management’s conclusion. The risk assessment process included, among other things, a review of (i) all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that meet and support corporate goals, and (ii) the overall compensation mix to ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives. The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risk that could threaten the company. No such plans or practices were identified.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the income tax deduction by FedEx for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than the Chief Financial Officer) to $1,000,000 per year, unless the compensation is “qualified performance-based compensation” or qualifies under certain other exceptions.

•	Mr. Smith’s base salary is not designed to meet the requirements of Section 162(m) and, therefore, is subject to the $1,000,000 deductibility limit.

•

FedEx’s equity compensation plans satisfy the requirements of Section 162(m) with respect to stock options, but not with respect to restricted stock awards. Accordingly, compensation recognized by the four highest-paid executive officers (excluding Mr. Graf) in connection with stock options is fully deductible, but compensation with respect to restricted stock awards is subject to the $1,000,000 deductibility limit.

•

FedEx’s AIC and LTI plans do not meet all of the conditions for qualification under Section 162(m). Compensation received by the four highest-paid executive officers (excluding Mr. Graf) under each of these plans is subject, therefore, to the $1,000,000 deductibility limit.

We do not require all of our compensation programs to be fully deductible under Section 162(m) because doing so would restrict our discretion and flexibility in designing competitive compensation programs to promote varying corporate goals. We believe that our Board of Directors should be free to make compensation decisions to further and promote the best interests of our shareowners, rather than to qualify for corporate tax deductions. In fiscal 2010, we incurred approximately $1.8 million of additional tax expense as a result of the Section 162(m) deductibility limit for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than Mr. Graf).

EXECUTIVE COMPENSATION

In this section we provide certain tabular and narrative information regarding the compensation of our principal executive and financial officers and our three other most highly compensated executive officers for the fiscal year ended May 31, 2010, and for each of the previous two fiscal years (except as noted). For additional information see “Compensation Discussion and Analysis.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Frederick W. Smith	2010	1,190,029	—	—	5,144,690	400,000	—	684,643	7,419,362
Chairman, President and Chief Executive Officer (Principal Executive Officer)	2009	1,355,028	—	—	5,079,191	0	—	1,306,439	7,740,658
	2008	1,430,466	—	—	5,461,575	2,705,000	—	837,548	10,434,589

Alan B. Graf, Jr.	2010	842,132	—	750,894	654,658	286,306	1,277,358	548,645	4,359,993
Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2009	892,817	—	638,394	599,601	0	350,113	733,578	3,214,503
	2008	900,240	—	705,077	740,762	1,043,064	33,967	537,610	3,960,720

David J. Bronczek	2010	879,368	—	964,872	881,365	315,907	1,615,607	670,898	5,328,017
President and Chief Executive Officer — FedEx Express	2009	932,351	—	820,468	799,385	0	346,131	824,801	3,723,136
	2008	940,096	—	906,561	859,496	1,336,544	—	614,706	4,657,403

T. Michael Glenn	2010	776,372	—	750,894	654,658	249,370	1,236,660	570,840	4,238,794
Executive Vice President, Market Development and Corporate Communications	2009	823,000	—	638,394	599,601	0	200,494	739,862	3,001,351
	2008	819,927	—	705,077	772,283	1,013,722	—	501,633	3,812,642

Robert B. Carter(5)	2010	709,676	—	750,894	654,658	226,350	723,182	518,786	3,583,546
Executive Vice President, FedEx Information Services and Chief Information Officer

(1)	The amounts reported in these columns reflect the aggregate grant date fair value of restricted stock and option awards granted to the named executive officer during each year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. These amounts reflect our calculation of the value of these awards on the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the officer.

The fair value of restricted stock awards is equal to the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant multiplied by the number of shares awarded.

For accounting purposes, we use the Black-Scholes option pricing model to calculate the grant date fair value of stock options. Assumptions used in the calculation of the amounts in the Option Awards column are included in note 8 to our audited financial statements for the fiscal year ended May 31, 2010, included in our Annual Report on Form 10-K for fiscal 2010.

See the “Grants of Plan-Based Awards During Fiscal 2010” table for information regarding restricted stock and option awards to the named executive officers during fiscal 2010.

(2)	Reflects cash payouts, if any, under FedEx’s fiscal 2010, 2009 and 2008 annual incentive compensation plans and FY08-FY10, FY07-FY09 and FY06-FY08 long-term incentive plans, as follows (for further discussion of the fiscal 2010 annual incentive compensation plan and the FY08-FY10 long-term incentive plan, see “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Cash Payments Under Annual Incentive Compensation Program” and “— Cash Payments Under LTI Program” above):

Name	Year	AIC Payout ($)	LTI Payout ($)	Total Non-Equity Incentive Plan Compensation ($)
F.W. Smith	2010	400,000	0	400,000
	2009	0	0	0
	2008	0	2,705,000	2,705,000

A.B. Graf, Jr.	2010	286,306	0	286,306
	2009	0	0	0
	2008	231,564	811,500	1,043,064

D.J. Bronczek	2010	315,907	0	315,907
	2009	0	0	0
	2008	254,544	1,082,000	1,336,544

T.M. Glenn	2010	249,370	0	249,370
	2009	0	0	0
	2008	202,222	811,500	1,013,722

R.B. Carter	2010	226,350	0	226,350

(3)	Reflects the actuarial increase in the present value of the named executive officer’s benefits under the Pension Plan and the Parity Plan (as each such term is defined under “Fiscal 2010 Pension Benefits — Overview of Pension Plans”). The present value of the benefits under the Pension Plan and the Parity Plan for Messrs. Smith, Bronczek and Glenn decreased as follows: (a) between fiscal 2009 and 2010: Mr. Smith — $337,470; (b) between fiscal 2008 and 2009: Mr. Smith — $1,162,761; and (c) between fiscal 2007 and 2008: Mr. Smith — $743,362; Mr. Bronczek — $40,782; and Mr. Glenn — $202,487. Beginning in fiscal 2009, the measurement date for the Pension Plan and the Parity Plan is May 31. Prior to fiscal 2009, the measurement date was the last day of February. The amounts in the table and this footnote were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2010. See “Fiscal 2010 Pension Benefits.”

(4)	Includes:

•	the aggregate incremental cost to FedEx of providing perquisites and other personal benefits;

•	umbrella insurance premiums paid on the officer’s behalf;

•	group term life insurance premiums paid by FedEx;

•	company matching contributions under FedEx’s tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan (the “401(k) Plan”); and

•

tax reimbursement payments relating to restricted stock awards, certain business-related use of corporate aircraft, tax return preparation and financial counseling services, umbrella insurance premiums and benefits accrued under the Parity Plan using the cash balance formula, and for fiscal 2009 only, a one-time tax reimbursement payment relating to the traditional pension benefit under the Parity Plan (see “Fiscal 2010 Pension Benefits — Taxes”). FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient to prevent the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients.

The following table shows the amounts included for each such item:

Name	Year	Perquisites and Other Personal Benefits ($)*	Umbrella Insurance Premiums ($)	Life Insurance Premiums ($)	Company Contributions Under 401(k) Plan ($)	Tax Reimbursement Payments ($)*	Total ($)
F.W. Smith	2010	583,695	2,231	2,520	4,288	91,909	684,643
	2009	625,284	2,231	2,520	2,856	673,548	1,306,439
	2008	753,788	2,338	2,520	7,174	71,728	837,548

A.B. Graf, Jr.	2010	89,808	2,231	2,520	3,066	451,020	548,645
	2009	101,488	2,231	2,520	4,822	622,517	733,578
	2008	87,773	2,338	2,520	5,681	439,298	537,610

D.J. Bronczek	2010	74,311	2,231	2,520	3,119	588,717	670,898
	2009	24,079	2,231	2,520	5,112	790,859	824,801
	2008	38,140	2,338	2,520	5,499	566,209	614,706

T.M. Glenn	2010	93,699	2,231	2,520	4,206	468,184	570,840
	2009	131,024	2,231	2,520	2,388	601,699	739,862
	2008	33,805	2,338	2,520	7,923	455,047	501,633

R.B. Carter	2010	57,637	2,231	2,520	3,092	453,306	518,786

*	See the following two tables for additional details regarding the amounts included in each item.

Effective May 1, 2010, FedEx discontinued tax reimbursement payments to executive officers relating to tax return preparation and financial counseling services, umbrella insurance premiums and benefits accrued under the Parity Plan.

During fiscal 2010, 2009 and 2008, FedEx provided the following perquisites and other personal benefits to the named executive officers:

•

Personal use of corporate aircraft: FedEx maintains a fleet of corporate aircraft that is used primarily for business travel by FedEx employees. FedEx has a written policy that sets forth guidelines and procedures regarding personal use of FedEx corporate aircraft. The policy requires officers to pay FedEx two times the cost of fuel for personal trips, plus applicable passenger ticket taxes and fees. These payments are intended to approximate the incremental cost to FedEx of personal corporate aircraft usage.

•

Mr. Smith is not required to pay FedEx for any travel on corporate aircraft by his family members or guests when they are accompanying him and he is on business travel. Mr. Smith is required to pay FedEx, however, for any personal travel by him and any personal travel by his family members or guests when they are accompanying him and he is on personal travel or when they are traveling without him.

•

Compensation is included in the table above for personal corporate aircraft travel (which for this purpose includes travel to attend a board or stockholder meeting of an outside company or entity for which the officer serves as a director or trustee) by a named executive officer and his family members and guests to the extent, if any, that the aggregate incremental cost to FedEx of all such travel exceeds the amount the officer paid FedEx for such travel. The incremental cost to FedEx of personal use of corporate aircraft is calculated based on the variable operating cost to FedEx, which includes the cost of fuel, aircraft maintenance, crew travel, landing fees, ramp fees and other smaller variable costs. Because FedEx corporate aircraft are used primarily for business travel, fixed costs that do not change based on usage, such as pilots’ salaries and purchase and lease costs, are excluded from this calculation.

•

In addition, when the aircraft are already flying to a destination for business purposes and the officers or their family members or guests ride along on the aircraft for personal travel, there is no additional variable operating cost to FedEx associated with the additional passengers, and thus no compensation is included in the table above for such personal travel. With the exception of Mr. Smith, the officer is still required to pay FedEx for such personal travel if persons on business travel occupy less than 50% of the total available seats on the aircraft. The amount of such payment is a pro rata portion (based on the total number of passengers) of the fuel cost for the flight, multiplied by two, plus applicable passenger ticket taxes and fees.

•

For tax purposes, income is imputed to each named executive officer for personal travel and “business-related” travel (travel by the officer’s spouse or adult guest who accompanies the officer on a business trip for the primary purpose of assisting the officer with the business purpose of the trip) for the excess, if any, of the Standard Industrial Fare Level (SIFL) value of all such flights during a calendar year over the aggregate fuel payments made by the officer during that calendar year. The Board of Directors and the FedEx executive security procedures require Mr. Smith to use FedEx corporate aircraft for all travel, including personal travel. Accordingly, FedEx reimburses Mr. Smith for taxes relating to any imputed income for his personal travel and the personal travel of his family members and guests when they are accompanying him (no such reimbursement payments have been made during the last three fiscal years). FedEx reimburses the other named executive officers for taxes relating to imputed income for business-related travel.

•

Security services and equipment: Pursuant to FedEx’s executive security procedures, the named executive officers are provided security services and equipment. To the extent the services and equipment are provided by third parties (e.g., out-of-town transportation and other security-related expenses and home security system installation, maintenance and monitoring), we have included in the table above the amounts paid by FedEx for such services and equipment. For Mr. Smith, these amounts totaled $68,750, $30,513 and $122,655 for fiscal 2010, 2009 and 2008, respectively. To the extent the security services are provided by FedEx employees, we have included amounts representing: (a) the number of hours of service provided to the officer by each such employee multiplied by (b) the total hourly compensation cost of the employee (including, among other things, pension and other benefit costs). For Mr. Smith, these amounts totaled $322,677, $430,892 and $473,220 for fiscal 2010, 2009 and 2008, respectively. The amount shown for fiscal 2009 for Mr. Glenn includes approximately $59,000 of security systems for his new primary residence. For additional information regarding executive security services provided to Mr. Smith, see “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Perquisites, Tax Reimbursement Payments and Other Annual Compensation” above.

•

Tax return preparation services: FedEx requires officers to have their income tax returns prepared by a qualified third party (other than our independent registered public accounting firm) and pays all reasonable and customary costs for such services.

•	Financial counseling services: FedEx reimburses officers for certain financial counseling services, subject to various caps.

•

Personal use of company cars: Effective May 1, 2010, FedEx no longer provides vehicles to any of the named executive officers. Prior to this date, FedEx provided a sport-utility vehicle to Mr. Smith for personal use. The vehicle manufacturer provided the vehicle to FedEx at no additional cost in consideration of the companies’ business relationship. Even though FedEx did not incur any actual monetary costs with respect to this vehicle, compensation is included in the table above for Mr. Smith in an amount equal to the fair market lease value of the vehicle (which is also the amount of income that was imputed to Mr. Smith for tax purposes) for each fiscal year or portion thereof during which he had it.

•	Physical examinations: FedEx pays for officers to have comprehensive annual physical examinations.

•	Nominal hospitality gifts at company-sponsored events: FedEx occasionally provides officers with nominal hospitality gifts at FedEx-sponsored events.

The following table shows the amounts included in the table (the aggregate incremental cost to FedEx) for each such item:

Name	Year	Personal Use of Corporate Aircraft ($)(a)	Security Services and Equipment ($)	Tax Return Preparation Services ($)	Financial Counseling Services ($)	Personal Use of Company Cars/Car Allowance ($)	Other ($)(b)	Total ($)
F.W. Smith	2010	33,050	391,427	95,315	51,818	12,085	—	583,695
	2009	30,490	461,405	77,299	43,441	12,649	—	625,284
	2008	51,959	595,875	64,620	30,673	10,661	—	753,788

A.B. Graf, Jr.	2010	69,945	8,836	4,368	6,659	—	—	89,808
	2009	61,084	29,664	5,588	4,337	—	815	101,488
	2008	60,028	9,009	6,231	12,505	—	—	87,773

D.J. Bronczek	2010	6,737	35,724	7,100	24,750	—	—	74,311
	2009	—	7,729	7,100	9,250	—	—	24,079
	2008	—	6,040	7,100	25,000	—	—	38,140

T.M. Glenn	2010	22,624	29,584	39,450	1,250	—	791	93,699
	2009	30,684	75,247	20,250	3,079	—	1,764	131,024
	2008	10,475	15,129	2,000	4,550	—	1,651	33,805

R.B. Carter	2010	24,493	19,944	5,700	7,500	—	—	57,637

(a)	The amounts shown for fiscal 2010 include the following amounts for use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors: Mr. Graf — $49,969; and Mr. Carter — $16,585. The entire amount shown for Mr. Glenn for fiscal 2010 and the entire amounts shown for Messrs. Graf and Glenn for fiscal 2009 and 2008 represent use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors.

(b)	For fiscal 2010 and 2009, includes physical examinations. For fiscal 2008, includes physical examinations and/or nominal hospitality gifts at company-sponsored events.

The following table shows the tax reimbursement payments relating to the items listed, which are included in the table:

Name	Year	Restricted Stock ($)	Business- Related Use of Corporate Aircraft ($)	Financial Counseling Services ($)	Tax Return Preparation Services ($)	Umbrella Insurance ($)	Parity Plan – Traditional Pension Benefit ($)	Parity Plan – Portable Pension Account ($)	Total ($)
F.W. Smith	2010	—	1,438	30,072	55,245	1,280	—	3,874	91,909
	2009	—	—	25,295	45,009	1,305	597,051	4,888	673,548
	2008	—	6,743	18,482	38,938	1,469	—	6,096	71,728

A.B. Graf, Jr.	2010	437,229	—	3,850	5,758	1,280	—	2,903	451,020
	2009	371,723	—	3,073	3,628	1,305	240,260	2,528	622,517
	2008	424,854	164	7,481	3,131	1,469	—	2,199	439,298

D.J. Bronczek	2010	561,824	—	14,303	8,206	1,280	—	3,104	588,717
	2009	477,741	—	9,753	4,134	1,305	295,121	2,805	790,859
	2008	546,261	259	10,545	2,983	1,469	—	4,692	566,209

T.M. Glenn	2010	437,229	3,562	717	22,812	1,280	—	2,584	468,184
	2009	371,723	9,642	1,793	11,791	1,305	205,445	—	601,699
	2008	424,854	11,209	7,075	10,440	1,469	—	—	455,047

R.B. Carter	2010	437,229	1,488	7,916	3,294	1,280	—	2,099	453,306

(5)	Mr. Carter was not a named executive officer for fiscal 2008 or 2009. Accordingly, the table includes Mr. Carter’s compensation for fiscal 2010 only.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2010

The following table sets forth information regarding grants of plan-based awards made to the named executive officers during the fiscal year ended May 31, 2010:

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Type of Plan/Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
F.W. Smith	Stock Option(3)	06/08/2009	06/07/2009					271,750	56.31	56.46	5,144,690
	FY10 AIC(4)			0	1,575,366	4,726,098
	FY10-FY12 LTI(5)			875,000	3,500,000	5,250,000

A.B. Graf, Jr.	Restricted Stock(6)	06/08/2009	06/07/2009				13,335				750,894
	Stock Option(3)	06/08/2009	06/07/2009					34,580	56.31	56.46	654,658
	FY10 AIC(4)			0	769,640	1,847,136
	FY10-FY12 LTI(5)			300,000	1,200,000	1,800,000

D.J. Bronczek	Restricted Stock(6)	06/08/2009	06/07/2009				17,135				964,872
	Stock Option(3)	06/08/2009	06/07/2009					46,555	56.31	56.46	881,365
	FY10 AIC(4)			0	892,392	2,141,741
	FY10-FY12 LTI(5)			375,000	1,500,000	2,250,000

T.M. Glenn	Restricted Stock(6)	06/08/2009	06/07/2009				13,335				750,894
	Stock Option(3)	06/08/2009	06/07/2009					34,580	56.31	56.46	654,658
	FY10 AIC(4)			0	710,456	1,705,095
	FY10-FY12 LTI(5)			300,000	1,200,000	1,800,000

R.B. Carter	Restricted Stock(6)	06/08/2009	06/07/2009				13,335				750,894
	Stock Option(3)	06/08/2009	06/07/2009					34,580	56.31	56.46	654,658
	FY10 AIC(4)			0	650,430	1,561,032
	FY10-FY12 LTI(5)			300,000	1,200,000	1,800,000

(1)	The exercise price of the options is the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant.

(2)	Represents the grant date fair value of each equity-based award, computed in accordance with FASB ASC Topic 718. See note 1 to the Summary Compensation Table for information regarding the assumptions used in the calculation of these amounts.

(3)	Stock options granted to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. See “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” above for further discussion of stock option awards.

(4)	In June 2009, the Compensation Committee (with respect to Mr. Bronczek) and the Board of Directors (with respect to Messrs. Smith, Graf, Glenn and Carter) established this annual performance cash compensation plan, which provided a cash payment opportunity to the named executive officers at the conclusion of fiscal 2010. Payment amounts were based upon the achievement of company financial performance goals for fiscal 2010, Mr. Smith’s performance and the achievement of individual objectives established at the beginning of fiscal 2010 for each officer other than Mr. Smith. See “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Cash Payments Under Annual Incentive Compensation Program” above for further discussion of this plan, including actual payment amounts.

(5)

The Board of Directors established this long-term performance cash compensation plan in June 2009. The plan provides a long-term cash payment opportunity to the named executive officers at the conclusion of fiscal 2012 if FedEx achieves an aggregate earnings-per-share goal established by the Board with respect to the three-fiscal-year period 2010 through 2012. No amounts can be earned under the plan until 2012 because achievement of the earnings-per-share goal can only be determined following the conclusion of the three-fiscal-year period. The estimated individual future payouts under the plan are set dollar amounts ranging from threshold (minimum) amounts, if the earnings-per-share goal achieved is less than target, up to maximum amounts, if the plan goal is substantially exceeded. There is no assurance that these estimated future payouts will be achieved. See “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Cash Payments Under LTI Program” above for further discussion of this plan.

(6)	Shares of restricted stock awarded to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. Holders of restricted shares are entitled to vote such shares and receive any dividends paid on FedEx common stock. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient (these tax reimbursement payments are included in the “All Other Compensation” column in the Summary Compensation Table). See “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” above for further discussion of restricted stock awards.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2010

The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held at the end of the fiscal year ended May 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)
	Exercisable	Unexercisable(a)
F.W. Smith	437,500	—		40.4900	06/01/2011
	375,000	—		53.7650	06/03/2012
	250,000	—		64.5300	06/02/2013
	325,000	—		72.8450	06/01/2014
	250,000	—		89.7000	06/01/2015
	150,000	50,000	(1)	110.0600	06/01/2016
	87,500	87,500	(2)	114.7400	07/09/2017
	51,037	153,113	(3)	90.8100	06/02/2018
	—	271,750	(4)	56.3100	06/08/2019

A.B. Graf, Jr.	45,000	—		53.7650	06/03/2012
	65,000	—		64.5300	06/02/2013
	38,250	—		72.8450	06/01/2014
	34,425	—		89.7000	06/01/2015
	24,866	8,289	(5)	110.0600	06/01/2016
	10,327	10,328	(6)	114.7400	07/09/2017
	2,500	2,500	(7)	84.6550	01/14/2018
	6,025	18,075	(8)	90.8100	06/02/2018
	—	34,580	(9)	56.3100	06/08/2019
						23,218	(10)	1,938,471

D.J. Bronczek	83,451	—		64.5300	06/02/2013
	49,628	—		72.8450	06/01/2014
	45,900	—		89.7000	06/01/2015
	20,655	6,885	(1 1 )	110.0600	06/01/2016
	13,770	13,770	(1 2 )	114.7400	07/09/2017
	8,032	24,098	(1 3 )	90.8100	06/02/2018
	—	46,555	(14)	56.3100	06/08/2019
						29,839	(15)	2,491,258

T.M. Glenn	31,250	—		40.4900	06/01/2011
	45,000	—		53.7650	06/03/2012
	65,000	—		64.5300	06/02/2013
	38,250	—		72.8450	06/01/2014
	34,425	—		89.7000	06/01/2015
	15,491	5,164	(1 6 )	110.0600	06/01/2016
	10,327	10,328	(1 7 )	114.7400	07/09/2017
	2,500	2,500	(18)	103.3500	09/24/2017
	6,025	18,075	(19)	90.8100	06/02/2018
	—	34,580	(20)	56.3100	06/08/2019
						23,218	(21)	1,938,471

R.B. Carter	22,233	—		53.7650	06/02/2012
	41,262	—		64.5300	06/02/2013
	28,874	—		72.8450	06/01/2014
	30,122	—		89.7000	06/01/2015
	15,491	5,164	(2 2 )	110.0600	06/01/2016
	10,327	10,328	(2 3 )	114.7400	07/09/2017
	2,500	2,500	(2 4 )	103.3500	09/24/2017
	6,025	18,075	(2 5 )	90.8100	06/02/2018
	—	34,580	(2 6 )	56.3100	06/08/2019
						23,218	(2 7 )	1,938,471

(a)	The following table sets forth the vesting dates of the options and restricted stock included in these columns:

		Date	Number			Date	Number
F. W. Smith	(1)	06/01/2010	50,000	A.B. Graf, Jr.	(5)	06/01/2010	8,289
	(2)	07/09/2010	43,750		(6)	07/09/2010	5,164
		07/09/2011	43,750			07/09/2011	5,164
	(3)	06/02/2010	51,038		(7)	01/14/2011	1,250
		06/02/2011	51,037			01/14/2012	1,250
		06/02/2012	51,038		(8)	06/02/2010	6,025
	(4)	06/08/2010	67,937			06/02/2011	6,025
		06/08/2011	67,938			06/02/2012	6,025
		06/08/2012	67,937		(9)	06/08/2010	8,645
		06/08/2013	67,938			06/08/2011	8,645
						06/08/2012	8,645
						06/08/2013	8,645
					(10)	06/01/2010	1,537
						06/02/2010	1,758
						06/08/2010	3,333
						07/09/2010	1,536
						06/02/2011	1,757
						06/08/2011	3,334
						07/09/2011	1,537
						06/02/2012	1,758
						06/08/2012	3,334
						06/08/2013	3,334

D. J. Bronczek	(11)	06/01/2010	6,885	T. M. Glenn	(16)	06/01/2010	5,164
	(12)	07/09/2010	6,885		(17)	07/09/2010	5,164
		07/09/2011	6,885			07/09/2011	5,164
	(13)	06/02/2010	8,033		(18)	09/24/2010	1,250
		06/02/2011	8,032			09/24/2011	1,250
		06/02/2012	8,033		(19)	06/02/2010	6,025
	(14)	06/08/2010	11,638			06/02/2011	6,025
		06/08/2011	11,639			06/02/2012	6,025
		06/08/2012	11,639		(20)	06/08/2010	8,645
		06/08/2013	11,639			06/08/2011	8,645
	(15)	06/01/2010	1,976			06/08/2012	8,645
		06/02/2010	2,259			06/08/2013	8,645
		06/08/2010	4,283		(21)	06/01/2010	1,537
		07/09/2010	1,975			06/02/2010	1,758
		06/02/2011	2,259			06/08/2010	3,333
		06/08/2011	4,284			07/09/2010	1,536
		07/09/2011	1,976			06/02/2011	1,757
		06/02/2012	2,259			06/08/2011	3,334
		06/08/2012	4,284			07/09/2011	1,537
		06/08/2013	4,284			06/02/2012	1,758
						06/08/2012	3,334
						06/08/2013	3,334

		Date	Number
R.B. Carter	(22)	06/01/2010	5,164
	(23)	07/09/2010	5,164
		07/09/2011	5,164
	(24)	09/24/2010	1,250
		09/24/2011	1,250
	(25)	06/02/2010	6,025
		06/02/2011	6,025
		06/02/2012	6,025
	(26)	06/08/2010	8,645
		06/08/2011	8,645
		06/08/2012	8,645
		06/08/2013	8,645
	(27)	06/01/2010	1,537
		06/02/2010	1,758
		06/08/2010	3,333
		07/09/2010	1,536
		06/02/2011	1,757
		06/08/2011	3,334
		07/09/2011	1,537
		06/02/2012	1,758
		06/08/2012	3,334
		06/08/2013	3,334

(b)	Computed by multiplying the closing market price of FedEx’s common stock on May 28, 2010 (which was $83.49) by the number of shares.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2010

The following table sets forth for each named executive officer certain information about stock options that were exercised and restricted stock that vested during the fiscal year ended May 31, 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
F.W. Smith	300,000	16,790,829	—	—
A.B. Graf, Jr.	106,250	4,799,670	6,366	360,426
D.J. Bronczek	228,052	8,360,436	8,184	463,355
T.M. Glenn	35,000	1,241,911	6,366	360,426
R.B. Carter	38,156	1,792,644	6,366	360,426

(1)	If the shares were sold immediately upon exercise, the value realized on exercise of the option is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of exercise and the exercise price of the option.

(2)	Represents the fair market value of the shares on the vesting date.

FISCAL 2010 PENSION BENEFITS

The following table sets forth for each named executive officer the present value of accumulated benefits at May 31, 2010, under FedEx’s defined benefit pension plans. For information regarding benefits triggered by retirement under our stock option and restricted stock plans, see “Potential Payments Upon Termination or Change of Control” below.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Fiscal 2010 ($)
F.W. Smith	FedEx Corporation Employees’ Pension Plan	38	1,207,035	—
	FedEx Corporation Retirement Parity Pension Plan	38	24,868,950	—

A.B. Graf, Jr.	FedEx Corporation Employees’ Pension Plan	30	1,043,367	—
	FedEx Corporation Retirement Parity Pension Plan	30	9,335,919	—

D.J. Bronczek	FedEx Corporation Employees’ Pension Plan	34	1,080,256	—
	FedEx Corporation Retirement Parity Pension Plan	34	11,437,410	—

T.M. Glenn	FedEx Corporation Employees’ Pension Plan	29	916,905	—
	FedEx Corporation Retirement Parity Pension Plan	29	7,538,011	—

R.B. Carter	FedEx Corporation Employees’ Pension Plan	17	455,688	—
	FedEx Corporation Retirement Parity Pension Plan	17	3,296,969	—

(1)	These amounts were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2010. The benefits are expressed as lump sum amounts, even though the benefits using the traditional pension benefit formula under the Pension Plan (as defined below) are generally not payable as a lump sum distribution (only $1,000 or less may be distributed as a lump sum under the Pension Plan).

The present value of the Pension Plan traditional pension benefit is equal to the single life annuity payable at the normal retirement date (age 60), or June 1, 2010, if the officer is past normal retirement age, converted based on an interest rate of 6.367% and the RP2000 Combined Blue Collar Mortality Table projected to 2006 and discounted to May 31, 2010, using an interest rate of 6.367%. The present value of the Parity Plan (as defined below) traditional pension benefit is equal to the single life annuity payable at the normal retirement age, or June 1, 2010, if the officer is past normal retirement age, converted based on an interest rate of 5% and United States Government-approved assumptions as to life expectancy and discounted to May 31, 2010, using an interest rate of 6.367%. The present value of the Portable Pension Account (discussed below) is equal to the officer’s account balance at May 31, 2010, projected to normal retirement date, if applicable, based on an interest rate of 4% (compounded quarterly) and discounted to May 31, 2010, using an interest rate of 6.367%.

Overview of Pension Plans

FedEx maintains a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan (the “Pension Plan”). For 2010, the maximum compensation limit under a tax-qualified pension plan is $245,000. The Internal Revenue Code also limits the maximum annual benefits that may be accrued under a tax-qualified, defined benefit pension plan. In order to provide 100% of the benefits that would otherwise be denied certain management-level participants in the Pension Plan due to these limitations, FedEx also maintains a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan (the “Parity Plan”). Benefits under the Parity Plan are general, unsecured obligations of FedEx.

Effective May 31, 2003, FedEx amended the Pension Plan and the Parity Plan to add a cash balance feature, which is called the Portable Pension Account. Eligible employees as of May 31, 2003, had the option to make a one-time election to accrue future pension benefits under either the cash balance formula or the traditional pension benefit formula. In either case, employees retained all benefits previously accrued under the traditional pension benefit formula and continued to receive the benefit of future compensation increases on benefits accrued as of May 31, 2003. Eligible employees hired after May 31, 2003, accrue benefits exclusively under the Portable Pension Account.

Beginning June 1, 2008, eligible employees who participate in the Pension Plan and the Parity Plan, including the named executive officers, accrue all future pension benefits under the Portable Pension Account. In addition, benefits previously accrued under the Pension Plan and the Parity Plan using the traditional pension benefit formula were capped as of May 31, 2008, and those benefits will be payable beginning at retirement. Effective June 1, 2008, each participant in the Pension Plan and the Parity Plan who was age 40 or older on that date and who has an accrued traditional pension benefit will receive a transition compensation credit, as described in more detail below. Employees who elected in 2003 to accrue future benefits under the Portable Pension Account will continue to accrue benefits under that formula.

The named executive officers also participate in the 401(k) Plan. Beginning January 1, 2008, the annual matching company contribution under the 401(k) Plan is a maximum of 3.5% of eligible earnings. Effective February 1, 2009, however, 401(k) company matching contributions were suspended for all participants, including the named executive officers. We reinstated these contributions at 50% of previous levels (a maximum of 1.75% of eligible earnings) effective January 1, 2010, and plan to fully restore these contributions effective January 1, 2011.

In order to provide 100% of the benefits that would otherwise be denied participants in the 401(k) Plan due to certain limitations imposed by United States tax laws, effective June 1, 2008, Parity Plan participants, including the named executive officers, received additional Portable Pension Account compensation credits equal to 3.5% of any eligible earnings above the maximum compensation limit for tax-qualified plans. Effective June 1, 2009, however, the additional compensation credit under the Parity Plan was suspended for all participants, including the named executive officers. We reinstated 50% of the additional Portable Pension Account compensation credit benefit effective June 1, 2010 (the next such credit will be made as of May 31, 2011).

Normal retirement age for the majority of participants, including the named executive officers, under the Pension Plan and the Parity Plan is age 60. The traditional pension benefit under the Pension Plan for a participant who retires between the ages of 55 and 60 will be reduced by 3% for each year the participant receives his or her benefit prior to age 60.

Traditional Pension Benefit

Under the traditional pension benefit formula, the Pension Plan and the Parity Plan provide 2% of the average of the five calendar years (three calendar years for the Parity Plan) of highest earnings during employment multiplied by years of credited service for benefit accrual up to 25 years. Eligible compensation for the traditional pension benefit under the Pension Plan and the Parity Plan for the named executive officers includes salary and annual incentive compensation.

A named executive officer’s capped accrued traditional pension benefit was calculated using his years of credited service as of either May 31, 2003 or May 31, 2008, depending on whether he chose to accrue future benefits under the cash balance formula or the traditional pension benefit formula in 2003, and his eligible earnings history as of May 31, 2008.

Portable Pension Account

The benefit under the Portable Pension Account is expressed as a notional cash balance account. For each plan year in which a participant is credited with a year of service, compensation credits are added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Compensation Credit
Less than 55	5%
55-64	6%
65-74	7%
75 or over	8%

On May 31, 2009, the sum of age plus years of service for the named executive officers was as follows: Mr. Smith — 101; Mr. Graf — 84; Mr. Bronczek — 87; Mr. Glenn — 81; and Mr. Carter — 65. Eligible compensation under the Portable Pension Account feature for the named executive officers includes salary and annual incentive compensation. Messrs. Smith, Graf and Bronczek elected the Portable Pension Account feature in 2003. Messrs. Glenn and Carter began accruing benefits under the Portable Pension Account in fiscal 2009.

Transition compensation credits are an additional compensation credit percentage to be granted to participants in the Pension Plan and the Parity Plan who were age 40 or older on June 1, 2008, and who have an accrued benefit under the traditional pension benefit formula. For each plan year in which an eligible participant is credited with a year of service, transition compensation credits will be added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Transition Compensation Credit*
Less than 55	2%
55-64	3%
65-74	4%
75 or over	5%

*	For years of credited service over 25, transition compensation credits are 2% per year.

An eligible participant will receive transition compensation credits for five years (through May 31, 2013) or until he or she has 25 years of credited service, whichever is longer. For participants with 25 or more years of service, transition compensation credits are 2% per year and will cease as of May 31, 2013. An eligible participant’s first transition compensation credit was added to his or her Portable Pension Account as of May 31, 2009.

Interest credits are added to a participant’s Portable Pension Account benefit as of the end of each fiscal quarter (August 31, November 30, February 28 and May 31) after a participant accrues his or her first compensation credit. The May 31 interest credit is added prior to the May 31 compensation credit or transition compensation credit (or additional compensation credit under the Parity Plan). Interest credits are based on the Portable Pension Account notional balance and a quarterly interest crediting rate, which is equal to the greater of (a)  1/ 4 of the one-year Treasury constant maturities rate for April of the preceding plan year plus 0.25% and (b) 1% ( 1/ 4 of 4%). The quarterly interest crediting rate, when compounded quarterly, cannot produce an annual rate greater than the average 30-year Treasury rate for April of the preceding plan year (or, if larger, such other rate as may be required for certain tax law purposes). In no event, however, will the quarterly interest crediting rate be less than 0.765%. Interest credits will continue to be added until the last day of the month before plan benefits are distributed. The quarterly interest-crediting rate for the plan year ended May 31, 2009, was 1%. The quarterly interest-crediting rate for the plan year ended May 31, 2010, was 1%.

Lump Sum Distribution

Upon a participant’s retirement, the vested traditional pension benefit under the Pension Plan is payable as a monthly annuity. Upon a participant’s retirement or other termination of employment, an amount equal to the vested Portable Pension Account notional balance under the Pension Plan is payable to the participant in the form of a lump sum payment or an annuity.

All Parity Plan benefits are paid as a single lump sum distribution as follows:

•	For the portion of the benefit accrued under the Portable Pension Account formula, the lump sum benefit will be paid six months following the date of the participant’s termination of employment; and

•

For the portion of the benefit accrued under the traditional pension benefit formula, the lump sum benefit will be paid the later of the date the participant turns age 55 or six months following the date of the participant’s termination of employment.

Taxes

Prior to May 1, 2010, FedEx paid the FICA taxes attributable to the Parity Plan benefit on behalf of the participant, and reimbursed the participant for any taxes resulting from the payment of such taxes. Under current law, Parity Plan benefits are subject to FICA taxes when they are definitely determinable. Benefits accrued under the Portable Pension Account formula are definitely determinable each year that a participant receives a compensation credit. Accordingly, to the extent the FICA taxes relate to the Portable Pension Account under the Parity Plan, they are due and the tax reimbursement payments were made as the benefits were accrued. Such payments to the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table.

Because the traditional pension benefit under the Parity Plan was capped as of May 31, 2008, such benefit became definitely determinable in calendar 2008. As a result, the entire present value of the Parity Plan traditional pension benefit of a participant, including each of the named executive officers, was subject to FICA taxes in calendar 2008. Accordingly, in fiscal 2009, FedEx made one-time payments for the FICA taxes relating to the traditional pension benefit under the Parity Plan and the related tax gross-up for all participants, including the named executive officers. Such payments to the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table.

Effective May 1, 2010, we discontinued tax reimbursement payments relating to benefits accrued under the Parity Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

This section provides information regarding payments and benefits to the named executive officers that would be triggered by termination of the officer’s employment (including resignation, or voluntary termination; severance, or involuntary termination; and retirement) or a change of control of FedEx.

Each of the named executive officers is an at-will employee and, as such, does not have an employment contract. In addition, if the officer’s employment terminates for any reason other than retirement, death or permanent disability, any unvested stock options are automatically terminated and any unvested shares of restricted stock are automatically forfeited. Accordingly, there are no payments or benefits that are triggered by any termination event (including resignation and severance), other than retirement, death or permanent disability or termination after a change of control of FedEx.

Benefits Triggered by Retirement, Death or Permanent Disability — Stock Option and Restricted Stock Plans

Retirement. When an employee retires:

•

if retirement occurs at or after age 60, all restrictions applicable to the restricted shares held by the employee lapse on the later of the date of retirement or the first anniversary of the date of award of the restricted shares;

•

if retirement occurs at or after age 55, but before age 60, the restrictions applicable to restricted shares held by the employee continue until the earlier of the specified expiration of the restriction period, the employee’s permanent disability or the employee’s death; and

•	all of the employee’s unvested stock options terminate.

For information regarding retirement benefits under our pension plans, see “Fiscal 2010 Pension Benefits.”

Death or Permanent Disability. When an employee dies or becomes permanently disabled:

•	all restrictions applicable to the restricted shares held by the employee lapse on the later of the termination date or the first anniversary of the date of award of the restricted shares; and

•	all of the employee’s unvested stock options immediately vest.

The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon death or permanent disability (assuming the officer died or became permanently disabled on May 31, 2010):

Benefits Triggered By Death or Permanent Disability

Name	Value of Unvested Restricted Shares ($)(1)	Value of Unvested Stock Options ($)(2)	Total ($)
F.W. Smith	—	7,386,165	7,386,165
A.B. Graf, Jr.	1,938,471	939,884	2,878,355
D.J. Bronczek	2,491,258	1,265,365	3,756,623
T.M. Glenn	1,938,471	939,884	2,878,355
R.B. Carter	1,938,471	939,884	2,878,355

(1)	Computed by multiplying the closing market price per share of FedEx’s common stock on May 28, 2010 (which was $83.49) by the number of unvested shares of restricted stock held by the officer as of May 31, 2010 (including 13,335 shares for each of Messrs. Graf, Glenn and Carter and 17,135 shares for Mr. Bronczek, which shares were granted on June 8, 2009, and could not otherwise immediately vest in connection with the officer’s death or permanent disability prior to June 8, 2010).

(2)	Represents the difference between the closing market price per share of FedEx’s common stock on May 28, 2010 (which was $83.49) and the exercise price of each unvested option held by the officer as of May 31, 2010.

In addition, FedEx provides each named executive officer with:

•	$1,500,000 of group term life insurance coverage;

•	$500,000 of business travel accident insurance coverage for death or certain injuries suffered as a result of an accident while traveling on company business; and

•

A supplemental long-term disability program, with a monthly benefit equal to 60% of the officer’s basic monthly earnings up to $10,000 (provided the officer continues to meet the definition of disability, these benefits generally continue until age 65).

Benefits Triggered by Change of Control or Termination After Change of Control — Stock Option and Restricted Stock Plans and Management Retention Agreements

Stock Option and Restricted Stock Plans. Our stock option plans provide that, in the event of a change of control (as defined in the plans), each holder of an unexpired option under any of the plans has the right to exercise such option without regard to the date such option would first be exercisable. This right continues, with respect to holders whose employment with FedEx terminates following a change of control, for a period of twelve months after such termination or until the option’s expiration date, whichever is sooner.

Our restricted stock plans provide that, in the event of a change of control (as defined in the plans), depending on the change of control event, either (i) the restricted shares will be canceled and FedEx shall make a cash payment to each holder in an amount equal to the product of the highest price per share received by the holders of FedEx’s common stock in connection with the change of control multiplied by the number of restricted shares held or (ii) the restrictions applicable to any such shares will immediately lapse.

The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon a change of control (assuming that the change of control occurred on May 31, 2010, and that the highest price per share received by FedEx’s stockholders in connection with the change of control was the closing market price on May 28, 2010, which was $83.49):

Benefits Triggered By Change of Control(1)

Name	Value of Unvested Restricted Shares ($)(2)	Value of Unvested Stock Options ($)(3)	Total ($)
F.W. Smith	—	7,386,165	7,386,165
A.B. Graf, Jr.	1,938,471	939,884	2,878,355
D.J. Bronczek	2,491,258	1,265,365	3,756,623
T.M. Glenn	1,938,471	939,884	2,878,355
R.B. Carter	1,938,471	939,884	2,878,355

(1)	As discussed below, the officer is also entitled under his MRA (as defined below) to a two-year employment agreement upon a change of control and certain guaranteed compensation and benefits during the term of the two-year employment period.

(2)	Computed by multiplying the closing market price per share of FedEx’s common stock on May 28, 2010 (which was $83.49) by the number of unvested shares of restricted stock held by the officer as of May 31, 2010.

(3)	Represents the difference between the closing market price per share of FedEx’s common stock on May 28, 2010 (which was $83.49) and the exercise price of each unvested option held by the officer as of May 31, 2010.

Management Retention Agreements. FedEx has entered into Management Retention Agreements (“MRAs”) with each of its executive officers, including the named executive officers. The purpose of the MRAs is to secure the executives’ continued services in the event of any threat or occurrence of a change of control (as defined in the MRAs; such term has the same meaning as used in FedEx’s equity compensation plans). In March 2010, the MRAs were amended to significantly reduce the benefits available to the officers under the agreements. See “Compensation Discussion and Analysis — Compensation Elements and Fiscal 2010 Amounts — Post-Employment Compensation” above for a description of these changes. The terms and conditions of the new MRAs with the named executive officers are summarized below.

Term. Each MRA renews annually for consecutive one-year terms, unless FedEx gives at least thirty days’, but not more than ninety days’, prior notice that the agreement will not be extended. The non-extension notice may not be given at any time when the Board of Directors has knowledge that any person has taken steps reasonably calculated to effect a change of control of FedEx.

Employment Period. Upon a change of control, the MRA immediately establishes a two-year employment agreement with the executive officer. During the employment period, the officer’s position (including status, offices, titles and reporting relationships), authority, duties and responsibilities may not be materially diminished.

Compensation. During the two-year employment period, the executive officer receives base salary (no less than his or her highest base salary over the twelve-month period prior to the change of control) and is guaranteed the same annual incentive compensation opportunities as in effect during the 90-day period immediately prior to the change of control. The executive officer also receives incentive (including long-term performance bonus) and retirement plan benefits, expense reimbursement, fringe benefits, office and staff support, welfare plan benefits and vacation benefits. These benefits must be no less than the benefits the officer had during the 90-day period immediately prior to the change of control.

Termination. The MRA terminates immediately upon the executive officer’s death, voluntary termination or retirement. FedEx may terminate the MRA for disability, as determined in accordance with the procedures under FedEx’s long-term disability benefits plan. Once disability is established, he or she receives 180 days’ prior notice of termination. FedEx also may terminate the officer’s MRA for “cause” (which includes any act of dishonesty by the officer intended to result in substantial personal enrichment, the conviction of the officer of a felony and certain material violations by the officer of his obligations under the MRA).

Benefits for Qualifying Termination. A “qualifying termination” is a termination of the executive’s employment by FedEx other than for cause, disability or death or by the officer for “good reason” (principally relating to a material diminution in the officer’s authority, duties or responsibilities or a material failure by FedEx to compensate the officer as provided in the MRA).

In the event of a qualifying termination, the executive officer will receive a lump sum cash payment equal to two times his base salary (the highest annual rate in effect during the twelve-month period prior to the date of termination) plus two times target annual incentive compensation. The payments will be made to the officer on the date that is six months after his date of termination (or, if earlier than the end of such six-month period, within 30 days following the date of the executive’s death). In addition, the executive officer will receive 18 months of continued coverage of medical, dental and vision benefits.

An executive officer’s benefits under the MRA will be reduced to the largest amount that would result in none of the MRA payments being subject to any excise tax. If the Internal Revenue Service otherwise determines that any MRA benefits are subject to excise taxes, the executive officer is required to repay FedEx the minimum amount necessary so that no excise taxes are payable.

In exchange for these benefits, the executive officer has agreed that, for the one-year period following his or her termination, he or she will not own, manage, operate, control or be employed by any enterprise that competes with FedEx or any of its affiliates.

The following table quantifies for each named executive officer the payments and benefits under his MRA triggered by a qualifying termination of the officer immediately following a change of control (assuming that the change of control and qualifying termination occurred on May 31, 2010, and that the highest price per share received by FedEx’s stockholders in connection with the change of control was the closing market price on May 28, 2010, which was $83.49):

Payments and Benefits Triggered By Qualifying Termination After Change of Control

Name	Lump Sum Cash Payment – 2x Base Salary and 2x Target Annual Bonus ($)	Health Benefits ($)	Total ($)
F.W. Smith	5,574,372	56,503	5,630,875
A.B. Graf, Jr.	3,249,592	25,075	3,274,667
D.J. Bronczek	3,569,568	24,167	3,593,735
T.M. Glenn	2,999,704	21,385	3,021,089
R.B. Carter	2,746,260	18,419	2,764,679

DIRECTORS’ COMPENSATION

Outside Directors’ Compensation

During fiscal 2010, non-management (outside) directors were paid:

•	a quarterly retainer of $19,375;

•	$2,000 for each in-person Board meeting attended; and

•	$2,000 for each in-person committee meeting attended.

Outside directors who attended a Board or committee meeting telephonically were paid 75% of the applicable in-person meeting fee.

For fiscal 2010, chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees were paid an additional annual fee of $13,500. The Audit Committee chairperson was paid an additional annual fee of $22,500. Each outside director who was elected at the 2009 annual meeting received a stock option for 6,440 shares of common stock. Susan C. Schwab joined the Board of Directors on June 8, 2009. She received a stock option for 4,400 shares on that date in connection with her election as a director.

Frederick W. Smith, the only director who is also a FedEx employee, receives no additional compensation for serving as a director.

The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues greater than $10 billion. Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Retirement Plan for Outside Directors

In July 1997, the Board of Directors of FedEx Express (FedEx’s predecessor) voted to freeze the Retirement Plan for Outside Directors (that is, no further benefits would be earned under this plan). Concurrent with the freeze, the Board amended the plan to accelerate the vesting of the benefits for each outside director who was not yet vested under the plan. This plan is unfunded and any benefits under the plan are general, unsecured obligations of FedEx. Once all benefits are paid from the plan, it will be terminated.

The retirement benefit under the plan is based on the annual retainer fee for outside directors at the time the plan was frozen ($40,000) and the years of service of an outside director on the Board at that time. The benefit is calculated as an annual amount equal to 10% for each year of service up to 100% of the annual retainer fee at the time the plan was frozen. For example, an outside director with two years of credited service has an annual benefit equal to $8,000 (20% of $40,000), and an outside director with ten or more years of credited service has an annual benefit equal to $40,000 (100% of $40,000).

An outside director’s annual benefit is payable for no less than ten years and no more than fifteen years based on the director’s years of credited service. Under the plan, an outside director with ten or fewer years of credited service is entitled to ten years of payments, and a director with fifteen or more years of credited service is entitled to fifteen years of payments (no outside director entitled to benefits under the plan had between eleven and fourteen years of credited service). For example, an outside director with nine years of credited service is entitled to receive payments of $36,000 ($40,000 x 90%) for ten years. An outside director with fifteen years of service is entitled to receive payments of $40,000 for fifteen years.

An outside director covered under the plan was entitled to a retirement benefit beginning as of the first day of the fiscal quarter of FedEx next following the date of termination of his or her directorship or the date such director attains age 60, whichever was later. This benefit was the annual amount, calculated as set forth above, payable at the director’s election either as a lump sum distribution (computed based on the applicable discount rate in effect as of the date of distribution under the Pension Plan) or in quarterly installments for the applicable number of years based on the director’s years of credited service.

The lump sum benefit payable under the plan was previously calculated based on the interest rate assumption used in the Pension Plan (which was an index of 30-year Treasury rates). Federal law requires the use of a higher interest rate assumption for lump sum payments under the Pension Plan beginning on June 1, 2008. In order to prevent a significant reduction of the lump sum benefit payable to the directors still covered by the plan, in September 2008 the Board of Directors amended the Retirement Plan for Outside Directors to maintain the use of an index of 30-year Treasury rates as the plan’s interest rate assumption (i.e., the interest rate assumption used under the Parity Plan). In accordance with United States tax law, this amendment only applies to directors who retire after December 31, 2008, and required the elimination of the option to receive quarterly installment payments.

As a result, the plan benefit payable to the four current members of the Board of Directors who have not yet received any plan benefits shall be paid only as a single lump sum distribution. The amount of the distribution shall be equal to the lump sum present value of the director’s quarterly installment payments determined as set forth above, computed based on the applicable discount rate in effect as of the date of distribution under the Parity Plan. The lump sum distribution is payable on or before the fifteenth business day of the month immediately following the later of the date of the director’s retirement or the date he or she attains age 60. In the event of the outside director’s death, his or her surviving spouse shall be entitled to receive the lump sum payment.

The following table sets forth for each of the current directors entitled to receive future benefits under the plan the director’s years of credited service and the amount payable to the director assuming a hypothetical retirement date of June 1, 2010 (or September 27, 2010, with respect to Judith L. Estrin). Ms. Estrin is retiring from the Board of Directors immediately before the annual meeting. In accordance with the terms of the plan, her benefit will not be payable until she attains age 60.

Name	Years of Credited Service	Lump Sum Payment Amount ($)
J.L. Estrin	10	262,568	(1)
J.R. Hyde, III	15	436,383
J.I. Smith	9	290,440
P.S. Walsh	2	51,520	(1)

(1)	Discounted from the age 60 normal retirement date provided for in the plan.

Fiscal 2010 Director Compensation

The following table sets forth information regarding the compensation of FedEx’s non-employee (outside) directors for the fiscal year ended May 31, 2010:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
J.L. Barksdale	104,500	161,977	—	266,477
J.A. Edwardson	124,500	161,977	—	286,477
J.L. Estrin	118,000	161,977	—	279,977
J.R. Hyde, III	97,500	161,977	—	259,477
S.A. Jackson	124,000	161,977	—	285,977
S.R. Loranger	118,500	161,977	—	280,477
G.W. Loveman	113,000	161,977	—	274,977
S.C. Schwab	95,525	245,276	—	340,801
J.I. Smith	103,500	161,977	—	265,477
D.P. Steiner	64,376	161,977	—	226,353
P.S. Walsh	96,000	161,977	—	257,977
P.S. Willmott(4)	45,836	—	465,436	511,272

(1)	Includes meeting fees, quarterly retainer payments and committee chairperson fees (as applicable). See “— Outside Directors’ Compensation” above.

(2)	On September 28, 2009, each outside director elected at the 2009 annual meeting received a stock option for 6,440 shares of common stock. The grant date fair value of each such option, computed in accordance with FASB ASC Topic 718, was $161,977. Ambassador Schwab joined the Board of Directors on June 8, 2009. She received a stock option for 4,400 shares of common stock on that date in connection with her election as a director. Assumptions used in the calculation of these amounts are included in note 8 to our audited financial statements for the fiscal year ended May 31, 2010, included in our Annual Report on Form 10-K for fiscal 2010. Stock options granted to the outside directors generally vest fully one year after the grant date.

(3)	The following table sets forth the aggregate number of outstanding stock options held by each current or former outside director listed in the above table as of May 31, 2010:

Name	Options Outstanding
J.L. Barksdale	38,040
J.A. Edwardson	46,040
J.L. Estrin	62,040
J.R. Hyde, III	46,040
S.A. Jackson	32,040
S.R. Loranger	19,640
G.W. Loveman	15,240
S.C. Schwab	10,840
J.I. Smith	43,040
D.P. Steiner	6,440
P.S. Walsh	50,040
P.S. Willmott	39,600

(4)	Peter Willmott retired as a director immediately before the 2009 annual meeting. The amount in the “All Other Compensation” column for Mr. Willmott includes his $462,873 lump sum distribution under the Retirement Plan for Outside Directors (see “— Retirement Plan for Outside Directors” above) and a $2,563 tax reimbursement payment relating to his retirement gift.

PROPOSAL 2 — ADOPTION OF 2010 OMNIBUS STOCK INCENTIVE PLAN

FedEx’s Board of Directors believes that equity incentives are necessary to retain and attract the services of key individuals essential to FedEx’s long-term growth and financial success and to further align their interests with those of FedEx’s stockholders.

The shares that remain available for future full-value awards under FedEx’s existing equity incentive plans are expected to be fully utilized during the next twelve months. As a result, the Board of Directors, upon the recommendation of the Compensation Committee, approved a new equity incentive plan, the FedEx Corporation 2010 Omnibus Stock Incentive Plan (the “Plan”), on July 12, 2010, subject to approval by the stockholders at the annual meeting.

A summary of the Plan is set forth below. This summary is, however, qualified by and subject to the full text of the Plan, which is attached as Appendix B. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the Plan.

Plan Highlights

While the Plan affords flexibility in designing long-term equity incentives that are responsive to evolving regulatory changes and compensation best practices and incorporate tailored, performance-based measures, the Plan also contains a number of restrictive features that are designed to protect stockholder interests and ensure that awards are granted through a disciplined and thoughtful process — including the following:

•	No Discount Stock Options. The Plan prohibits the grant of stock options with an exercise price less than the fair market value of FedEx common stock on the date of grant.

•

No Repricing of Awards Without Prior Stockholder Approval. The Plan prohibits the repricing of stock options and stock appreciation rights either by amendment of an award agreement or by substitution of a new award at a lower price.

•	No Grants of “Reload” Awards. The Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

•

No Annual “Evergreen” Provision. The Plan provides a specific maximum share limitation (7,600,000) and does not contain an annual or automatic increase in the number of shares available for awards under the Plan.

•

Cap of 1,000,000 Shares on Full-Value Awards. The Plan provides that the maximum number of shares that may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights) is 1,000,000.

•

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The Plan does not allow shares to be added back to the maximum share limitation under the Plan if they were withheld, deducted or delivered for tax payments relating to stock options or stock appreciation rights; used to pay the exercise price of a stock option; repurchased on the open market with proceeds of a stock option exercise; or not issued upon exercise for any reason (including as a result of the net settlement or net exercise) of an outstanding stock option or share-settled stock appreciation right.

•	No Dividends Paid Out on Unearned Performance Awards. The Plan provides that dividend equivalents payable on performance awards may be paid only when the underlying award is paid or settled.

•

No “Liberal Change in Control” Definition. The Plan’s definition of “change of control” for purposes of accelerating vesting of awards is not considered “liberal.” As an example, mergers, consolidations, reorganizations, asset sales and asset dispositions are required to be consummated (with existing stockholders owning less than 60% of voting power after the transaction), rather than merely approved by stockholders. Likewise, the definition does not include the mere commencement or announcement of a tender or exchange offer for FedEx stock or the acquisition of any less than 30% of voting power by third parties.

•	Ten-Year Plan Term. The Plan prohibits the making of awards after June 30, 2020, and limits the exercise term of stock options and stock appreciation rights to ten years from the grant date.

•	Independent Committee Administration. The Plan will be administered by our Compensation Committee, which is comprised solely of independent, outside, non-employee directors.

In addition, under FedEx’s current equity grant practices, equity awards generally vest ratably over a period of three or four years, and the Plan provides that awards tied to performance criteria cannot be earned within less than one year from the date of grant. Finally, the company’s gross run rate, or burn rate, has averaged only 1.15% over the past three years, and we estimate that upon approval of the Plan, the maximum level of equity dilution caused by FedEx’s equity compensation program will be only approximately 10% on a fully diluted basis.

Purpose of the Plan

The purpose of the Plan is to aid FedEx and its subsidiaries and affiliates in retaining, attracting and rewarding non-employee directors and designated key employees of outstanding ability and to motivate them to exert their best efforts to achieve the company’s long-term goals. The Board of Directors believes that increased ownership of FedEx common stock by employees and directors, and compensation that is otherwise linked to the value of FedEx common stock, will further align their interests with those of FedEx’s other stockholders and will promote the company’s long-term success and the creation of long-term stockholder value.

Administration of the Plan

The Plan will be administered by those members, not less than two, of the Compensation Committee of the Board of Directors or such successor committee or subcommittee of the Board of Directors that is designated by the Board to administer the Plan (the “Committee”) who qualify as (a) “independent directors” under Section 303A of the New York Stock Exchange Listed Company Manual, (b) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (c) “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Each member of the Compensation Committee currently meets these qualifications.

Subject to the express provisions of the Plan, the Committee will have full and exclusive power, authority and discretion to take any and all actions necessary, appropriate or advisable for the administration of the Plan, including the following:

•	Designate participants in the Plan;

•	Determine the type or types of awards to be granted to each participant and the number, terms and conditions of each award;

•	Establish, adopt or revise rules, guidelines and policies for the administration of the Plan; and

•	Construe and interpret the Plan, any award agreement and other documents and instruments relating to the Plan or any award.

Awards made under the Plan to non-employee directors will be approved by the Board of Directors upon the recommendation of the Committee. The Committee retains full independent authority under the Plan with respect to all other aspects of such awards. The Committee may delegate to one or more officers the authority to grant awards under the plan within specified parameters, other than awards to certain senior officers.

Number of Shares That May Be Awarded and Shares Available Under Existing Plans

The Plan provides that the maximum number of shares of FedEx common stock that may be issued pursuant to awards granted under the Plan is 7,600,000 shares, of which no more than 1,000,000 shares may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights). The number of shares that may be issued under the Plan and the limitations on individual awards are subject to adjustment in the event of certain equity restructuring events and corporate reorganizations, as discussed below.

The Plan provides for the use of authorized but unissued shares or treasury shares. To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the awards will be available again for issuance pursuant to awards granted under the Plan.

To the extent that the full number of shares subject to a performance award or qualified performance-based award (other than a stock option or stock appreciation right for which the relevant performance condition is appreciation in market price) is not issued because of a failure to achieve maximum performance goals, the number of shares not issued will be available again for issuance pursuant to awards granted under the Plan. Any shares related to awards that are settled in cash or other consideration in lieu of shares and any shares that are withheld or deducted from an award or delivered by a participant to satisfy tax withholding requirements relating to full-value awards (i.e., awards other than stock options or stock appreciation rights) will be available again for issuance pursuant to awards granted under the Plan. However, shares will not be added back to the maximum share limitation under the Plan if: the shares are withheld or deducted from an award or delivered by a participant to satisfy tax withholding requirements relating to stock options or stock appreciation rights; the shares are used for payment of the exercise price of a stock option; or the shares are repurchased on the open market with proceeds of a stock option exercise. In addition, to the extent that the full number of shares subject to a stock option or share-settled stock appreciation right is not issued upon exercise for any reason, including by reason of a net settlement or net exercise, then all shares that were covered by the exercised stock option or stock appreciation right will not be available for issuance pursuant to awards granted under the Plan.

As of August 2, 2010:

•

5,583,465 shares remained available for future stock option awards and 42,277 shares remained available for future restricted stock grants under FedEx’s Incentive Stock Plan (grants may be made under this plan through May 31, 2013);

•	1,321 shares remained available under FedEx’s 2002 Stock Incentive Plan for future stock option awards (grants may be made under this plan through May 31, 2012); and

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202,331 shares remained available for future restricted stock grants under FedEx’s 2001 Restricted Stock Plan (only treasury shares may be issued under this plan). Awards may be made under the 2001 Restricted Stock Plan through March 19, 2011. If the Plan is approved at the annual meeting, however, the 2001 Restricted Stock Plan will be terminated and no further grants will be made under this plan.

The number of shares that may be issued under these plans is subject to adjustment in the event of certain equity restructuring events and corporate reorganizations.

The following table sets forth the number of shares available for future stock option and restricted stock awards under FedEx’s existing equity compensation plans (only stock options and restricted shares may be issued under these plans) and the number of shares available for full-value awards and stock option or stock appreciation right awards under the Plan, together with the equity dilution represented by such shares as a percentage of the shares of FedEx common stock outstanding as of August 2, 2010. Because the 2001 Restricted Stock Plan will be terminated upon approval of the Plan, shares that may be issued under this plan are not included.

	Total Number of Shares Available for Future Awards	Percentage of Outstanding Shares	Shares Available Only for Full- Value Awards(1)	Shares Available Only for Option/ SAR Awards(1)
Shares available for future awards under all existing plans other than the 2001 Restricted Stock Plan	5,627,063	1.79%	42,277	5,584,786
Shares available under the proposed Plan	7,600,000	2.42%	1,000,000	6,600,000

Shares available for future awards under all plans after approval of proposed Plan	13,227,063	4.20%	1,042,277	12,184,786

(1)	These share amounts are included in “Total Number of Shares Available for Future Awards.”

As of August 2, 2010, there were 21,854,348 shares of FedEx common stock issuable pursuant to the exercise of outstanding stock options with a weighted-average exercise price of $78.43, and 634,897 unvested shares of restricted stock. Approximately 33% of all stock options outstanding on August 2, 2010 (a) were exercisable and (b) had exercise prices below the closing trading price on that date. On August 2, 2010, the closing price of FedEx common stock on the New York Stock Exchange was $84.60 per share.

Outstanding stock options generally vest ratably over three or four years beginning on the first anniversary of the grant date. Restricted shares generally vest ratably over four years beginning on the first anniversary of the grant date. Stock options and unvested restricted shares held by the named executive officers as of May 31, 2010 are set forth in the “Outstanding Equity Awards at End of Fiscal 2010” table earlier in this proxy statement.

The following table sets forth information regarding stock option and restricted stock awards and the run rate of our equity compensation program for each of, as well as the averages over, the last three fiscal years. The run rate represents all awards granted in a fiscal year divided by the number of common shares outstanding at the end of that fiscal year.

	Fiscal 2008	Fiscal 2009	Fiscal 2010	3-Year Average
Stock options granted	2,821,758	2,209,919	5,017,361	3,349,679

Restricted shares granted	174,418	197,180	391,786	254,461

Common shares outstanding at fiscal year-end	310,949,879	311,937,194	314,281,728	312,389,600

Run rate	0.96%	0.77%	1.72%	1.15%

Eligibility to Receive Awards

The Plan permits awards to be made to any of the following individuals, as designated by the Committee:

•	non-employee directors of FedEx (currently, FedEx has 11 non-employee directors);

•	employees of FedEx and its subsidiaries and affiliates (currently, FedEx and its subsidiaries and affiliates have approximately 270,000 employees); and

•

anyone to whom an offer of employment with FedEx or any of its subsidiaries or affiliates has been made, though prospective employees to whom an award has been made may not receive any payment or exercise any right with respect to such award until employment has commenced.

As of August 2, 2010, the stock option and restricted stock awards outstanding under our existing plans were held by a total of 7,492 current and former employees and non-employee directors.

Types of Awards

The Plan authorizes the granting of awards in any of the following forms:

•

options to purchase shares of FedEx common stock at a price not less than the fair market value of the shares as of the grant date — stock options may be designated under the Code as non-qualified stock options (which may be granted to all participants) or incentive stock options (which may be granted to employees, but not to non-employee directors or prospective employees);

•	restricted shares, which are shares of FedEx common stock that are subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

restricted stock units, which represent the right to receive shares of FedEx common stock (or an equivalent value in cash or any combination of cash and FedEx common stock, as specified in the award certificate) at a designated time in the future and which right is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

stock appreciation rights, which give the holder the right to receive the difference (payable in any combination of cash, FedEx common stock or other form of consideration, as specified in the award certificate) between the fair market value per share of FedEx common stock on the date of exercise over the exercise price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•

performance awards, which are awards payable in cash or FedEx common stock (or any combination thereof) upon the attainment of specified performance goals (any award that may be granted under the Plan also may be granted in the form of a performance award);

•

qualified performance-based awards, which are awards other than stock options and stock appreciation rights that are intended to qualify as exempt from the $1,000,000 deduction limit imposed by Code Section 162(m) (all stock options and stock appreciation rights granted under the Plan are already intended to qualify for this exemption) — see “Performance Goals” below;

•

dividend equivalents with respect to full-value awards, which entitle the participant to payments equal to any dividends paid on all or a portion of the number of shares of FedEx common stock underlying such full-value award, as determined by the Committee (with respect to dividend equivalents payable on performance awards, such dividend equivalents may be paid only to the extent and at the time the underlying award is paid or settled); and

•

other stock-based awards in the discretion of the Committee, including unrestricted shares of FedEx common stock — for example, stock awarded purely as a bonus or issued in lieu of other rights to cash compensation.

Term of the Plan

Unless the Plan is earlier terminated in accordance with its provisions, no awards will be made under the Plan after June 30, 2020, but awards granted on or prior to such date will continue to be governed by the terms and conditions of the Plan and the applicable award agreement.

Exercise Term of Stock Options and Stock Appreciation Rights

The Committee will determine the period during which a stock option or stock appreciation right granted under the Plan may be exercised, but no such option or right will be exercisable for more than ten years from the grant date of such award.

Limitations on Individual Awards

The maximum number of shares of FedEx common stock subject to stock options granted under the Plan to any one participant during any FedEx fiscal year is 1,000,000. The maximum number of shares of FedEx common stock subject to stock appreciation rights granted under the Plan to any one participant during any FedEx fiscal year is 1,000,000. The maximum number of restricted shares granted under the Plan to any one participant during any FedEx fiscal year is 500,000. The maximum number of shares of FedEx common stock underlying awards of restricted stock units granted under the Plan to any one participant during any FedEx fiscal year is 500,000. The maximum number of shares of FedEx common stock underlying other stock-based awards granted under the Plan to any one participant during any FedEx fiscal year is 500,000. These same individual award limitations apply to the extent the awards are granted in the form of performance awards or qualified performance-based awards.

Performance Goals

All stock options and stock appreciation rights granted under the Plan are intended to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the Plan as a qualified performance-based award in order to make the award fully deductible by FedEx without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish one or more objectively determinable performance goals for the award based on one or more of the following qualified performance criteria for FedEx, either on a consolidated basis or for a specified FedEx subsidiary, affiliate or other business unit, or a division, region, department or function within FedEx or a subsidiary or affiliate of FedEx:

(a)	Revenues (net or gross);

(b)	Profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

(c)	Earnings (including earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (basic or diluted) or other corporate earnings measures);

(d)	Income (including net income (before or after taxes), operating income or other corporate income measures);

(e)	Cash (including cash flow, free cash flow, operating cash flow, net cash provided by operations, cash flow in excess of cost of capital or other cash measures);

(f)	Return measures (including return on assets (gross or net), return on equity, return on income, return on invested capital, return on operating capital, return on sales, and cash flow return on assets, capital, investments, equity or sales);

(g)	Operating margin or profit margin;

(h)	Contribution margin by business segment;

(i)	Share price or performance;

(j)	Total stockholder return;

(k)	Economic value increased;

(l)	Volume growth;

(m)	Package yields;

(n)	Expenses (including expense management, expense ratio, expense efficiency ratios, expense reduction measures or other expense measures);

(o)	Operating efficiency or productivity measures or ratios;

(p)	Dividend payout levels;

(q)	Internal rate of return or increase in net present value; and

(r)	Strategic business criteria consisting of one or more goals regarding, among other things, acquisitions and divestitures, successfully integrating acquisitions, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, agency ratings of financial strength, completion of financing transactions and new product development.

By approving the Plan at this annual meeting, stockholders will be deemed to have approved all material terms specified in Code Section 162(m), including the above list of qualified performance criteria for the purpose of future qualified performance-based awards.

The Committee must establish the applicable performance goals no later than the earlier of (a) the date 90 days after the beginning of the period for which the performance goal relates or (b) the date on which 25% of such period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain. The Committee may, for any reason, decrease (but may not increase) any award, regardless of FedEx’s achievement of the specified performance goal. The Committee may provide, at the time the performance goals are established, that any evaluation of performance will exclude or otherwise objectively adjust for any specified events that occur during a performance period. These events may include by way of example, but are not limited to any of the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Finance Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items”; and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in FedEx’s annual report to stockholders for the applicable year. To the extent such inclusions or exclusions affect awards to any “covered employee” within the meaning of Code Section 162(m)(3), they will be utilized in a manner that meets the requirements of Code Section 162(m) for deductibility.

Retainers and Meeting Fees for Non-Employee Directors

Upon such terms and conditions as may be established by the Board of Directors, each non-employee director may elect to have all or part of his or her retainer and meeting fees paid in shares under the Plan.

Limitations on Transfer; Beneficiaries

A participant may not assign or transfer an award under the Plan, other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee and set forth in the applicable award agreement, except that the Committee will not permit any participant to transfer an award to a third party for value. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Termination of Participant Service; Acceleration Upon Certain Events

Unless otherwise determined by the Committee and set forth in the applicable award, if a participant’s service terminates for any reason other than death, permanent disability or eligible retirement (attainment of the age of 55 and cessation of service, or as otherwise determined by the Committee in its sole discretion), the participant’s awards will thereupon terminate and be forfeited.

Unless otherwise determined by the Committee and set forth in the applicable award agreement:

•

If a participant’s service terminates by reason of death, (a) all of the participant’s outstanding service-based (i.e., not performance awards) stock options and stock appreciation rights will become fully vested and may be exercised by the participant’s legal representative for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter, (b) all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested, and (c) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.

•

If a participant’s service terminates by reason of permanent disability, (a) all of the participant’s outstanding service-based stock options and stock appreciation rights will become fully vested and may be exercised for a period of twenty-four months after such termination date or until the expiration of the stated period of the award, whichever period is shorter, provided, however, that if such participant dies within the twenty-four month period following such termination date, the options and stock appreciation rights may be exercised by the participant’s legal representative, to the extent to which they were exercisable at the time of death, for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter, (b) all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested, and (c) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.

•

If a participant’s service terminates by reason of eligible retirement, (a) all of the participant’s outstanding service-based stock options and stock appreciation rights will cease vesting and may be exercised solely to the extent exercisable at the time of the participant’s retirement until the expiration of the stated period of the award, provided, however, that if the participant dies after such termination date, the options and stock appreciation rights may be exercised by the participant’s legal representative, to the extent to which they were exercisable at the time of death, for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter, (b) if the participant has attained the age of 60 at such termination date, all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested, (c) if the participant has not yet attained the age of 60 at such termination date, all time-based vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will continue in accordance with their terms, or until the participant’s death or permanent disability, and (d) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.

•

Upon a “change in control” (as defined by the Plan), (a) all outstanding service-based stock options and stock appreciation rights will become fully vested and immediately exercisable, (b) with respect to outstanding service-based restricted shares, either (i) such shares will be canceled and a cash payment will be made to each such participant in an amount equal to the highest price per share received by FedEx stockholders in connection with such change in control multiplied by the number of such unvested restricted shares then held by such participant, or (ii) all vesting restrictions and conditions applicable to such shares will immediately lapse and such shares will be fully vested, and (c) the rights of participants in connection with such change in control with respect to all other awards will be as set forth in the applicable award agreement.

In addition, the Committee may, in its discretion, accelerate the vesting or payment of awards at any time. The Committee may differentiate among participants or among awards in exercising such discretion. The Committee may not accelerate payment of any award if such acceleration would subject such payment to tax under Code Section 409A.

Adjustments

In the event of an equity restructuring transaction that causes the per-share value of FedEx common stock to change (including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Plan will be adjusted proportionately, and the Committee will make such adjustments to the Plan and outstanding awards as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the Plan will automatically be adjusted proportionately, and the shares then subject to each outstanding award will automatically be adjusted proportionately without any change in the aggregate exercise price for such award. The Plan permits the Committee to make certain discretionary adjustments to outstanding awards upon the occurrence or in anticipation of any transaction described above or any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting FedEx common stock.

Amendment and Termination of the Plan and of Outstanding Awards

The Board of Directors or the Committee may amend, modify, suspend, discontinue or terminate the Plan at any time. However, any such amendment or modification will be subject to stockholder approval if it would (a) increase the total number of shares available for issuance pursuant to awards granted under the Plan (with the exception of certain adjustments for changes in capitalization, as discussed above), (b) delete or limit the repricing prohibition discussed below, or (c) require stockholder approval under applicable law, regulation or securities exchange rule or listing requirement. Under these rules, stockholder approval will not necessarily be required for all amendments that might increase the cost of the Plan or broaden its eligibility requirements. In addition, the Board of Directors or the Committee may condition any amendment or modification on the approval of stockholders for any other reason. No amendment, modification, suspension, discontinuance or termination of the Plan will impair the rights of any participant under any award previously granted under the Plan without such participant’s written consent, unless the Committee determines in its sole discretion that such action is not reasonably likely to significantly reduce or diminish the benefits provided to the participant under such award.

The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding award at any time. However, with the exception of actions taken to comply with law and subject to the provisions of the applicable award agreement, no such amendment, modification, cancellation or termination shall impair the rights of a participant under an award without such participant’s written consent, unless the Committee determines in its sole discretion that such action is not reasonably likely to significantly reduce or diminish the benefits provided to the participant under such award.

Repricing Prohibited

As indicated above, outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of FedEx’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award or cash would be considered an indirect repricing and would, therefore, require the prior consent of FedEx’s stockholders.

Loans Prohibited

FedEx will not loan funds to any participant for the purpose of paying the exercise price associated with a stock option or stock appreciation right granted under the Plan or for the purpose of paying any taxes associated with the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any award under the Plan.

Benefits to Named Executive Officers and Others; New Plan Benefits

As of the date of the 2010 annual meeting, no awards will have been granted under the Plan. Subject to stockholder approval of the Plan, all awards granted under the Plan will be made at the discretion of the Committee, the Board of Directors or under delegated authority. Therefore, it is not currently possible to determine the benefits or amounts that will be received by any individual or groups pursuant to the Plan in the future, or the benefits or amounts that would have been received by any individual or groups for the last completed fiscal year if the Plan had been in effect. Information regarding our recent practices with respect to equity-based compensation is presented elsewhere in this proxy statement.

Foreign Jurisdictions

In order to foster and promote achievement of the material purposes of the Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the Committee may grant awards with terms that are inconsistent with the terms of the Plan or provide additional terms. These inconsistent or additional terms may be reflected in sub-plans, supplements or alternative versions of the Plan, but will not include any provisions that are inconsistent with the Plan then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders.

Expenses

All expenses of the Plan are paid for by FedEx.

Federal Income Tax Consequences

The following is a brief description of the material United States federal income tax consequences associated with awards under the Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or FedEx at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by FedEx. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which FedEx will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. FedEx will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Compensation realized by participants on the exercise of non-qualified stock options or the disposition of shares acquired upon exercise of any incentive stock options should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Stock Appreciation Rights. A participant granted a stock appreciation right under the Plan will not recognize income, and FedEx will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and FedEx will be allowed a corresponding federal income tax deduction at that time.

Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. FedEx is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. FedEx is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and FedEx will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and FedEx common stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and FedEx will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and FedEx will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and FedEx will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. FedEx has the right to deduct or withhold, or require a participant to remit to FedEx, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Vote Required for Approval

The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve the Plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

EQUITY COMPENSATION PLANS

Equity Compensation Plans Approved by Stockholders

Stockholders approved FedEx’s 1993, 1995, 1997, 1999 and 2002 Stock Incentive Plans, as amended, and FedEx’s Incentive Stock Plan, as amended. Although options are still outstanding under the 1993, 1995, 1997 and 1999 plans, no shares are available under these plans for future grants.

Equity Compensation Plans Not Approved by Stockholders

FedEx’s 2001 Restricted Stock Plan, as amended, was approved by the Board of Directors, but was not approved by the stockholders. Under the terms of this plan, key employees may receive restricted shares of common stock as determined by the Compensation Committee. Only treasury shares may be issued under this plan. Restrictions on the shares typically expire over four years from the award date. Holders of restricted shares are entitled to vote such shares and to receive any dividends paid on FedEx common stock. As discussed above, if the 2010 Omnibus Stock Incentive Plan is approved at the annual meeting, the 2001 Restricted Stock Plan will be terminated and no further grants will be made under this plan.

In connection with its acquisition of Caliber System, Inc. in January 1998, FedEx assumed Caliber’s officers’ deferred compensation plan. This plan was approved by Caliber’s board of directors, but not by Caliber’s or FedEx’s stockholders. Following FedEx’s acquisition of Caliber, Caliber stock units under the plan were converted to FedEx common stock equivalent units. In addition, the employer’s 50% matching contribution on compensation deferred under the plan was made in FedEx common stock equivalent units. Subject to the provisions of the plan, distributions to participants with respect to their stock units may be paid in shares of FedEx common stock on a one-for-one basis. Effective January 1, 2003, no further deferrals or employer matching contributions will be made under the plan. Participants may continue to acquire FedEx common stock equivalent units under the plan, however, pursuant to dividend equivalent rights.

Summary Table

The following table sets forth certain information as of May 31, 2010, with respect to compensation plans under which shares of FedEx common stock may be issued.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	20,238,056	(1)	$78.32	7,513,346	(2)
Equity compensation plans not approved by stockholders	5,662	(3)	N/A	252,331	(4)

Total	20,243,718		$78.32	7,765,677

(1)	Represents shares of common stock issuable upon exercise of outstanding options granted under FedEx’s stock option plans. This number does not include: (a) 5,080 shares of common stock issuable under a retirement plan assumed by FedEx for former non-employee directors of Caliber System, Inc. and (b) 12,384 shares of common stock issuable under stock credit plans assumed by FedEx in the Caliber acquisition.

FedEx cannot make any additional awards under these assumed plans, but additional FedEx common stock equivalent units may be issued to current participants under the assumed stock credit plans pursuant to dividend equivalent rights.

(2)	Includes 7,302,029 option shares available for future grants under FedEx’s Incentive Stock Plan and the 2002 Stock Incentive Plan and 211,317 shares available for future restricted stock grants under FedEx’s Incentive Stock Plan.

(3)	Represents shares of FedEx common stock issuable pursuant to the officers’ deferred compensation plan assumed by FedEx in the Caliber acquisition as described under “— Equity Compensation Plans Not Approved by Stockholders” above.

(4)	Represents shares available for future grants under FedEx’s 2001 Restricted Stock Plan, as amended, as described under “— Equity Compensation Plans Not Approved by Stockholders” above. Only treasury shares may be issued under this plan. As discussed above, if the 2010 Omnibus Stock Incentive Plan is approved at the annual meeting, the 2001 Restricted Stock Plan will be terminated and no further grants will be made under this plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in its oversight of FedEx’s financial reporting process. The Audit Committee’s responsibilities are more fully described in its charter, which is available on the FedEx Web site at http://ir.fedex.com/com_charters.cfm.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control over financial reporting. FedEx’s independent registered public accounting firm is responsible for performing an audit of FedEx’s consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with United States generally accepted accounting principles. The independent registered public accounting firm also is responsible for performing an audit of and expressing an opinion on the effectiveness of FedEx’s internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended May 31, 2010, including a discussion of, among other things:

•	the acceptability and quality of the accounting principles;

•	the reasonableness of significant accounting judgments and critical accounting policies and estimates;

•	the clarity of disclosures in the financial statements; and

•

the adequacy and effectiveness of FedEx’s financial reporting procedures, disclosure controls and procedures and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting.

The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer of FedEx their respective certifications with respect to FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2010.

The Audit Committee reviewed and discussed with the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended May 31, 2010, the firm’s judgments as to the acceptability and quality of FedEx’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee also reviewed and discussed with the independent registered public accounting firm their audit of the effectiveness of FedEx’s internal control over financial reporting.

In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee discussed with FedEx’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of FedEx’s internal controls and the overall quality of FedEx’s financial reporting.

In reliance on the reviews and discussions referred to above, and the receipt of unqualified opinions from Ernst & Young LLP dated July 15, 2010, with respect to the consolidated financial statements of FedEx as of and for the fiscal year ended May 31, 2010, and with respect to the effectiveness of FedEx’s internal control over financial reporting, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2010, for filing with the Securities and Exchange Commission.

Audit Committee Members

John A. Edwardson – Chairman

Gary W. Loveman

Joshua I. Smith

David P. Steiner

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services Ernst & Young LLP provided to FedEx during fiscal 2010 and 2009:

	2010	2009
Audit fees	$11,571,000	$11,658,000
Audit-related fees	972,000	825,000
Tax fees	322,000	186,000
All other fees	86,000	15,000

Total	$12,951,000	$12,684,000

•

Audit Fees. Represents fees for professional services provided for the audit of FedEx’s annual financial statements, the audit of FedEx’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of FedEx’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

•	Audit-Related Fees. Represents fees for assurance and other services related to the audit of FedEx’s financial statements. The fees for fiscal 2010 and 2009 were primarily for benefit plan audits.

•

Tax Fees. Represents fees for professional services provided primarily for domestic and international tax compliance and advice. Tax compliance and preparation fees totaled $169,000 and $111,000 in fiscal 2010 and 2009, respectively.

•

All Other Fees. Represents fees for products and services provided to FedEx not otherwise included in the categories above. The amounts shown for fiscal 2010 and 2009 include fees for information technology risk advisory and online technical resources.

FedEx’s Audit Committee has determined that the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP audited FedEx’s annual financial statements for the fiscal year ended May 31, 2010, and FedEx’s internal control over financial reporting as of May 31, 2010. The Audit Committee has appointed Ernst & Young to be FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2011. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of Ernst & Young will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Policies Regarding Independent Auditor

The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm. To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted two policies: the Policy on Engagement of Independent Auditor; and the Policy on Hiring Certain Employees and Partners of the Independent Auditor.

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee preapproves all audit services and non-audit services to be provided to FedEx by its independent registered public accounting firm. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting.

The Audit Committee may preapprove for up to one year in advance the provision of particular types of permissible routine and recurring audit-related, tax and other non-audit services, in each case described in reasonable detail and subject to a specific annual monetary limit also approved by the Audit Committee. The Audit Committee must be informed about each such service that is actually provided. In cases where a service is not covered by one of those approvals, the service must be specifically preapproved by the Audit Committee no earlier than one year prior to the commencement of the service.

Each audit or non-audit service that is approved by the Audit Committee (excluding tax services performed in the ordinary course of FedEx’s business and excluding other services for which the aggregate fees are expected to be less than $25,000) will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of FedEx authorized by the Audit Committee to sign on behalf of FedEx.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent registered public accounting firm.

In addition, FedEx’s independent registered public accounting firm may not provide any services, including financial counseling and tax services, to any FedEx officer, Audit Committee member or FedEx managing director (or its equivalent) in the Finance department or to any immediate family member of any such person. The Policy on Engagement of Independent Auditor is available on FedEx’s Web site at http://ir.fedex.com/documentdisplay.cfm?DocumentID=122.

Pursuant to the Policy on Hiring Certain Employees and Partners of the Independent Auditor, FedEx will not hire a person who is concurrently a partner or other professional employee of the independent registered public accounting firm or, in certain cases, an immediate family member of such a person. Additionally, FedEx will not hire a former partner or professional employee of the independent registered public accounting firm in an accounting role or a financial reporting oversight role if he or she remains in a position to influence the independent registered public accounting firm’s operations or policies, has capital balances in the independent registered public accounting firm or maintains certain other financial arrangements with the independent registered public accounting firm. FedEx will not hire a former member of the independent registered public accounting firm’s audit engagement team (with certain exceptions) in a financial reporting oversight role without waiting for a required “cooling-off” period to elapse.

FedEx’s Executive Vice President and Chief Financial Officer will approve any hire who was employed during the preceding three years by the independent registered public accounting firm, and will annually report all such hires to the Audit Committee.

Vote Required For Ratification

The Audit Committee is responsible for selecting FedEx’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Ernst & Young as FedEx’s independent registered public accounting firm for fiscal year 2011. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of Ernst & Young as FedEx’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4 — STOCKHOLDER PROPOSAL: INDEPENDENT BOARD CHAIRMAN

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that the International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, the beneficial owner of 176 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

“RESOLVED:    That shareholders of FedEx Corporation (“FedEx” or “Company”) ask the Board of Directors to adopt a policy that the Board’s chairman be an independent director who has not previously served as an executive officer of FedEx. The policy should be implemented so as not to violate any contractual obligation and should specify: (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

SUPPORTING STATEMENT:    It is the Board’s responsibility to protect shareholders’ long-term interests by providing independent oversight of management. We believe that having one person fulfill both roles necessarily impairs the Chair’s ability to hold the CEO accountable.

FedEx founder Fred Smith holds the positions of Chairman and CEO. We believe this leadership structure has allowed Smith to exert a dominant influence over the Board, impeding its ability to ensure that management acts strictly in FedEx’s best interests.

FedEx’s Board does not have a lead director, and we believe the Board’s composition, which includes long-tenured and potentially conflicted directors, further exacerbates the need for an independent Chairman. A third of the Board, including Smith, have served together as FedEx directors for over two decades, and three other directors have served for ten years or more. The Corporate Library, a leading provider of independent corporate governance analysis, reports that it has “concern about entrenchment and independence related to the long association between Mr. Smith and these other long-tenured individuals.”

FedEx discloses transactions, relationships and arrangements that could potentially compromise the independence of half the Board, including the Chairs of the Audit and Compensation Committees. Further, a former FedEx Express executive serves on the Nominating and Governance Committee.

The disconnect between pay and performance in Smith’s compensation package raises further concern. Stock options that lack performance hurdles consistently dominate Smith’s pay, comprising between 48 and 56 percent of his targeted total direct compensation in each of fiscal years 2007-2009. Smith has raked in exorbitant pay from stock option grants, realizing over $64 million from option exercises over fiscal years 2007-2008.

Under Smith’s leadership FedEx has pursued a questionable business tactic of classifying FedEx Ground drivers as “independent contractors,” which has exposed FedEx to substantial legal and financial risks.

FedEx faces approximately 50 class-action lawsuits and approximately 40 state tax and other administrative proceedings challenging its treatment of drivers as independent contractors.

In June 2009, eight attorneys general served notice to FedEx that they have concerns regarding the proper employment classification of FedEx Ground drivers. In October 2009, the attorneys general of Montana and New York called FedEx Ground’s business model a “serious injustice” while publicly threatening to file suit against the Company.

FedEx’s decision to aggressively defend this “independent contractor” business model raises serious questions about Board oversight.

We urge your support FOR this proposal.”

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

FedEx and its stockholders are best served by having Mr. Frederick W. Smith, FedEx’s founder and Chief Executive Officer, serve as Chairman of the Board of Directors. FedEx’s Bylaws provide that the Chairman of the Board of Directors shall be the Chief Executive Officer, unless the Board decides otherwise. This approach provides the Board with the necessary flexibility to determine whether the positions should be held by the same person or by separate persons based on the leadership needs of FedEx at any particular time. The Board has given careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that FedEx and its stockholders are best served by having Mr. Smith, FedEx’s founder, serve as both Chairman of the Board of Directors and Chief Executive Officer. Mr. Smith’s combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board and executive management and it allows for a single, clear focus for the chain of command to execute FedEx’s strategic initiatives and business plans.

Mr. Smith has served as both Chairman of the Board and Chief Executive Officer of FedEx since 1977. Mr. Smith is the pioneer of the express transportation industry and his record of innovation, achievement and leadership speaks for itself. Under Mr. Smith’s leadership, FedEx has become one of the most trusted and respected brands in the world. For nine consecutive years FedEx has ranked in the top 20 in FORTUNE magazine’s “World’s Most Admired Companies” list, and Mr. Smith has been named one of the top 30 chief executives in the world by Barron’s magazine for three consecutive years. Under Mr. Smith’s leadership, FedEx has also experienced strong long-term financial growth and stockholder return. FedEx’s compound annual growth rates for revenue, earnings per share and stock price since its initial public offering in 1978 are approximately 18%, 9% and 16%, respectively. The Board of Directors believes that our stockholders have been well served by having Mr. Smith act as both Chairman and Chief Executive Officer.

FedEx’s strong and independent Board of Directors effectively oversees our management and provides vigorous oversight of FedEx’s business and affairs. The Board of Directors is composed of independent, active and effective directors. Within the past few years, we have added a number of highly qualified, independent directors to the Board, including: Steven R. Loranger, the CEO of ITT Corporation; Gary W. Loveman, the CEO of Harrah’s Entertainment; Ambassador Susan C. Schwab, former U.S. Trade Representative; and David P. Steiner, the CEO of Waste Management. Eleven out of our twelve directors meet the independence requirements of the New York Stock Exchange, the Securities and Exchange Commission and the Board’s standards for determining director independence. Mr. Smith is the only member of executive management who is also a director.

Requiring that the Chairman of the Board be an independent director is not necessary to ensure that our Board provides independent and effective oversight of FedEx’s business and affairs. Such oversight is maintained at FedEx through the composition of our Board, the strong leadership of our independent directors and Board committees, and our highly effective corporate governance structures and processes already in place.

The Board of Directors and its committees vigorously oversee the effectiveness of management policies and decisions, including the execution of key strategic initiatives. Each of the Board’s committees is composed entirely of independent directors. Consequently, independent directors directly oversee such critical matters as the integrity of FedEx’s financial statements, the compensation of executive management, including Mr. Smith’s compensation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. The Compensation Committee, together with the other independent directors, conducts an annual performance review of the Chairman and Chief Executive Officer, assessing FedEx’s financial and non-financial performance and the quality and effectiveness of Mr. Smith’s leadership. In addition, the Nominating & Governance Committee oversees the processes by which Mr. Smith is evaluated.

The Board believes that FedEx’s Corporate Governance Guidelines, which are available on the FedEx Web site, help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain FedEx’s commitment to the highest quality corporate governance. Pursuant to these governance principles, non-management Board members meet at regularly scheduled executive sessions without management present in conjunction with each in-person Board meeting. The Chairman of the Nominating & Governance Committee presides over these meetings. Each Board member is free to suggest the inclusion of items on the agenda for Board meetings or raise subjects that are not on the agenda for that meeting. In addition, the Board and each Board committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

As discussed under the heading “Compensation Discussion and Analysis,” a significant portion of FedEx’s executive compensation program consists of variable, at-risk components that are directly dependent upon the achievement of pre-established corporate financial goals or stock price appreciation. The proponent takes issue with Mr. Smith’s stock option grants and his exercise of previously granted stock options, but neglects to mention that the options he exercised in fiscal years 2007 and 2008 were nearing their expiration date (granted in fiscal years 1998 and 1999) and that our options yield value if and only if our stock price appreciates, which benefits all investors. The proponent also fails to acknowledge that Mr. Smith’s base salary was reduced by 20% in January 2009 as he led the company through the recent global recession.

Finally, the proponent has again selectively referred to certain lawsuits and other proceedings concerning FedEx Ground, as it did with substantially similar and unsuccessful proposals the last three years. These references are irrelevant, incomplete and clearly self-serving. Our Board of Directors has reviewed FedEx Ground’s independent contractor model and closely monitors the status of these proceedings. The independent contractor model has been in place since the inception of the company as RPS in 1985, was in place at the time we acquired Caliber System, Inc. in January 1998, and throughout FedEx Ground’s history has been upheld by numerous agencies and courts, including United States federal courts. The currently pending material litigation and other proceedings have been described in detail in FedEx’s SEC filings, and we intend to vigorously defend ourselves in these proceedings. We will continue to monitor these issues, and to make changes to our relationships with independent contractors, as may be appropriate. FedEx Ground’s use of independent contractors is well suited to the needs of the ground delivery business and its customers, which is reflected by FedEx Ground’s strong growth and outstanding service.

In sum, the Board believes that FedEx and its stockholders have been and continue to be well served by having Mr. Smith serve as both Chairman of the Board and Chief Executive Officer. The current leadership model, when combined with the current composition of the Board and the other elements of our governance structure, strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of FedEx’s business and affairs. This proposal is clearly an attempt by the proponent to advance its own self-interest, which is inconsistent with the best interests of FedEx and its stockholders as a whole. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

PROPOSAL 5 — STOCKHOLDER PROPOSAL: SHAREHOLDER ACTION BY WRITTEN CONSENT

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of 100 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

   “5 — Shareholder Action by Written Consent

RESOLVED, Shareholders hereby request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law).

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly correlated to reduced shareholder value.

The merit of this Shareholder Action by Written Consent proposal should also be considered in the context of the need for improvement in our company’s 2010 reported corporate governance status:

The Corporate Library (TCL) http://www.thecorporatelibrary.com, an independent research firm, rated both our company and our Board “D,” with “High Concern” in executive pay,” and “High” in Overall Governance Risk Assessment.

Four directors had long-tenure of 21 to 39 years: Joshua Smith, Judith Estrin, J.R. Hyde and Frederick Smith – Chairman and CEO. This created the perception of a board within a board and raised concerns about board independence.

Three of the four directors on our executive pay committee received our highest against-votes of 17% to 22%. The fourth director, Susan Schwab, was a “Flagged [Problem] Director” according to The Corporate Library due to her involvement with the board of Calpine Corporation, which filed for Chapter 11 Bankruptcy in 2005.

Executive pay was targeted well above the median compared to our peer group, regardless of performance, due to a 75th percentile provision. Annual incentives (AIC) and long-term incentives (LTI) were both based on earnings per share. This raised concerns that executives were rewarded twice for the same achievement, or “double-dipping.”

The continued granting of market-priced options raised concerns over the lack of a link between executive pay and company performance given that small increases in our company’s share price can result in large increases in the value of the awards. The disadvantage of our executives being paid in restricted stock is that it can provide rewards if our stock price falls.

Our company paid more than $3 million in tax reimbursements to named executive officers in fiscal 2009 and more than $6 million over the last three fiscal years. Shirley Ann Jackson served on 6 boards including the D-rated boards of Marathon Oil (MRO) and International Business Machines (IBM) – Over-extension concern.

We had no shareholder right to fill board vacancies, use cumulative voting, call a special shareholder meeting, an independent Board Chairman or a Lead Director.

The above concerns show there is need for improvement. Please encourage our board to respond positively to this proposal to enable shareholder action by written consent – Yes on 5.”

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that it is unnecessary and not in the best interests of our stockholders.

Requiring that shareholder action be taken at a meeting effectively safeguards the broader interests of all stockholders. FedEx’s Certificate of Incorporation provides that shareholder action must be effected at a duly called annual or special meeting and may not be effected by written consent. This provision is appropriate for a public company the size of FedEx because the communications and processes associated with a stockholder meeting protect the interests of all stockholders. A meeting provides a stockholder with an opportunity to discuss concerns with other stockholders and with the Board of Directors and management and allows all stockholders to vote on any proposals. This proposal, however, would enable a group of majority stockholders to take action — even significant action, such as electing new directors or agreeing to sell the company — without any input or even a vote from the other stockholders. This action could become effective without your knowledge and consent and without providing you with an opportunity to raise any objection.

Permitting shareholder action by written consent could also create substantial confusion and disruption in a publicly-held corporation with over 310 million outstanding shares. Multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting. This could lead to a chaotic state of corporate affairs, rather than the orderly shareholder meeting process currently in place.

The Board believes that it is not in the best interests of FedEx and its stockholders to allow a group of majority stockholders to dictate decisions of the company without a meeting, as it could effectively disenfranchise minority stockholders and not allow for a full discussion of all views and could result in substantial confusion for our stockholders.

FedEx’s corporate governance policies ensure that the Board of Directors is held accountable and provide stockholders with access to the Board and ample opportunity to submit items for approval at annual meetings. The Board believes that FedEx’s highly effective corporate governance policies obviate any need for a group of stockholders to act by written consent.

Over the last several years, the accountability of the Board to FedEx’s stockholders has been significantly enhanced through:

•	Eliminating the classified structure of the Board to allow for annual election of all directors;

•

Adopting a majority-voting standard in uncontested director elections and a resignation requirement for directors who fail to receive the required majority vote. The Board is prohibited from changing back to a plurality-voting standard without the approval of our stockholders;

•	Amending our Certificate of Incorporation and Bylaws to eliminate all supermajority stockholder voting requirements; and

•	Amending our Bylaws to require stockholder approval for any future “poison pill” prior to or within twelve months after adoption of the poison pill.

In addition, FedEx’s stockholders currently have the right to:

•	Communicate directly with any director, any Board committee or the full Board;

•	Propose director nominees to the Nominating & Governance Committee;

•

Submit proposals for presentation at an annual meeting and for inclusion in FedEx’s proxy statement for that annual meeting, subject to certain conditions and the rules and regulations of the Securities and Exchange Commission; and

•	Submit proposals, including nominations of director candidates, directly at an annual meeting, subject to certain conditions as set forth in our Bylaws.

The Board believes that FedEx’s existing corporate governance policies provide the appropriate balance between ensuring Board accountability to stockholders and enabling the Board to effectively oversee FedEx’s business and affairs for the long-term benefit of stockholders. In addition, these policies provide stockholders with meaningful access to Board members and ample opportunities to bring matters before the stockholders on an annual basis.

For the reasons set forth above we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

PROPOSAL 6 – STOCKHOLDER PROPOSAL: CEO SUCCESSION PLANNING

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that the Massachusetts Laborers’ Pension Fund, 14 New England Executive Park, Burlington, Massachusetts 01803, the beneficial owner of 7,440 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

“Resolved: That the shareholders of FedEx Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s Corporate Governance Guidelines (“Guidelines”) to adopt and disclose a written and detailed succession planning policy, including the following specific features:

•	The Board of Directors will review the plan annually;
•	The Board will develop criteria for the CEO position which will reflect the Company’s business strategy and will use a formal assessment process to evaluate candidates;
•	The Board will identify and develop internal candidates;
•	The Board will begin non-emergency CEO succession planning at least 3 years before an expected transition and will maintain an emergency succession plan that is reviewed annually;
•	The Board will annually produce a report on its succession plan to shareholders.

Supporting Statement:

CEO succession is one of the primary responsibilities of the board of directors. A recent study published by the NACD quoted a director of a large technology firm: “A board’s biggest responsibility is succession planning. It’s the one area where the board is completely accountable, and the choice has significant consequences, good and bad, for the corporation’s future.” (The Role of the Board in CEO Succession: A Best Practices Study, 2006). The study also cited research by Challenger, Gray & Christmas that “CEO departures doubled in 2005, with 1228 departures recorded from the beginning of 2005 through November, up 102 percent from the same period in 2004.”

In its 2007 study What Makes the Most Admired Companies Great: Board Governance and Effective Human Capital Management, Hay Group found that 85% of the Most Admired Company boards have a well defined CEO succession plan to prepare for replacement of the CEO on a long-term basis and that 91% have a well defined plan to cover the emergency loss of the CEO that is discussed at least annually by the board.

The NACD report identified several best practices and innovations in CEO succession planning. The report found that boards of companies with successful CEO transitions are more likely to have well-developed succession plans that are put in place well before a transition, are focused on developing internal candidates and include clear candidate criteria and a formal assessment process. Our proposal is intended to have the board adopt a written policy containing several specific best practices in order to ensure a smooth transition in the event of the CEO’s departure. We urge shareholders to vote FOR our proposal.”

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that it is unnecessary and not in the best interests of our stockholders.

The Board certainly agrees that one of its most important duties is to ensure that FedEx is prepared for the planned or unplanned departure of our Chairman of the Board, President and Chief Executive Officer or any other member of our executive management. This proposal is unnecessary, however, because our Board members have always engaged in discussions about CEO and other executive management succession and the Board already has in place an effective succession planning process. As described in FedEx’s Corporate Governance Guidelines:

•	The Nominating & Governance Committee, in consultation with the Chairman of the Board, President and Chief Executive Officer, makes an annual report to the Board on management succession planning.

•

The entire Board works with the Nominating & Governance Committee and the Chairman of the Board, President and Chief Executive Officer to evaluate potential successors to the CEO and other members of executive management.

•	The Board receives presentations that include qualitative evaluations of potential successors to the Chairman of the Board, President and Chief Executive Officer and other executives.

•

The Chairman of the Board, President and Chief Executive Officer periodically provides to the Board his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

In addition, the Board has reviewed and approved our emergency executive management succession plan, which details the actions to be taken in the event that a member of executive management suddenly dies or becomes incapacitated.

A succession plan for the CEO or for any other member of executive management includes confidential and sensitive information about potential candidates and their development, such as assessments of their skills and the possible timeframe for promotions, retirements and other departures. For this reason, the Board believes it would be highly inadvisable and competitively harmful to publicly report on its plan, as requested by this proposal.

For the reasons set forth above we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

OTHER MATTERS

We are not aware of any other matters to be conducted at the meeting. FedEx’s Bylaws require stockholders to give advance notice of any proposal intended to be presented at the annual meeting. The deadline for this notice has passed and we did not receive any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

FedEx will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, our directors, officers and regular employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. FedEx will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. FedEx has retained Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $12,500 plus reimbursement of certain disbursements and expenses.

Householding

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery will receive only one copy of this proxy statement and the 2010 Annual Report to Stockholders, unless contrary instructions have been received from one or more of these stockholders. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our annual report and proxy statement for your household, please contact our transfer agent, Computershare Trust Company, N.A. (in writing: P.O. Box 43069, Providence, Rhode Island 02940-3069; by telephone: in the U.S. or Canada, 1-800-446-2617; outside the U.S. or Canada, 1-781-575-2723).

If you participate in householding and wish to receive a separate copy of this proxy statement and the 2010 Annual Report, or if you do not wish to participate in householding and prefer to receive separate copies of future annual reports and proxy statements, please contact Computershare as indicated above. A separate copy of this proxy statement and the 2010 Annual Report will be delivered promptly upon request.

Beneficial owners of shares held in street name can request information about householding from their banks, brokerage firms or other holders of record.

Stockholder Proposals for 2011 Annual Meeting

Stockholder proposals intended to be presented at FedEx’s 2011 annual meeting must be received by FedEx no later than April 18, 2011, to be eligible for inclusion in FedEx’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2011 annual meeting, including nominations of director candidates, FedEx’s Bylaws require stockholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2011 annual meeting of stockholders, our Bylaws require notice to be provided to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120, as early as May 30, 2011, but no later than June 29, 2011. Except as otherwise provided by law, the chairman of the meeting will declare out of order and disregard any nomination or other business proposed to be brought before the meeting by a stockholder that is not made in accordance with our Bylaws.

By order of the Board of Directors,

CHRISTINE P. RICHARDS

Executive Vice President, General Counsel

and Secretary

Appendix A

COMPANIES IN EXECUTIVE COMPENSATION COMPARISON SURVEY GROUP

3M Company

7-Eleven, Inc.

Abbott Laboratories

Accenture Ltd

adidas AG

Air Products and Chemicals, Inc.

Alcatel-Lucent

Alcoa Inc.

Alstom

Altria Group, Inc.

Amazon.com, Inc.

American Electric Power Company, Inc.

American Express Company

Amgen Inc.

Anadarko Petroleum Corporation

AMR Corporation

Anheuser-Busch Companies, Inc.

Apple Inc.

ARAMARK Corporation

Archer-Daniels-Midland Company

Arrow Electronics, Inc.

Ascension Health

Associated British Foods plc

AstraZeneca PLC

AT&T Inc.

BAE Systems plc

BASF SE

Baxter International Inc.

Bayer AG

Berkshire Hathaway Inc.

BG Group plc

Boehringer Ingelheim GmbH

The Boeing Company

Bombardier Inc.

BP p.l.c.

Bristol-Myers Squibb Company

Bunge Limited

Burlington Northern Santa Fe Corporation

C&S Wholesale Grocers, Inc.

Canon, Inc.

Cardinal Health, Inc.

Cargill, Incorporated

Case New Holland Inc.

Caterpillar Inc.

CBS Corporation

CEMEX S.A.B. de C.V.

Centrica plc

Chevron Corporation

Chrysler Group LLC

CHS Inc.

Cisco Systems, Inc.

The Coca-Cola Company

Coca-Cola Enterprises Inc.

Colgate-Palmolive Company

Comcast Corporation

Computer Sciences Corporation

ConAgra Foods, Inc.

ConocoPhillips

Consolidated Edison, Inc.

Constellation Energy Group, Inc.

Costco Wholesale Corporation

Continental AG

Covidien plc

Cox Enterprises, Inc.

Cummins Inc.

CSX Corporation

CVS Caremark Corporation

Daimler AG

Deere & Company

Danaher Corporation

DCP Midstream LLC

Dean Foods Company

Delhaize Group SA

Dell Inc.

Delphi Corporation

Delta Air Lines, Inc.

DENSO Corporation

Deutsche Telekom AG

Devon Energy Corporation

Diageo plc

Dominion Resources, Inc.

The Dow Chemical Company

Duke Energy Corporation

E. I. du Pont de Nemours and Company

E. ON AG

Eastman Kodak Company

Eaton Corporation

Edison International

Eli Lilly and Company

EMC Corporation (Mass)

Emerson Electric Co.

Energy Future Holdings Corp.

Enbridge Energy Partners, L.P.

Entergy Corporation

Enterprise Products Partners L.P.

European Aeronautic Defence and Space Company EADS N.V.

Exelon Corporation

Express Scripts, Inc.

Exxon Mobil Corporation

FirstEnergy Corp.

Fluor Corporation

Ford Motor Company

FPL Group, Inc.

Freeport-McMoRan Copper & Gold Inc.

The Gap, Inc.

GDF SUEZ

Genetech Inc.

General Dynamics Corporation

General Electric Company

General Mills, Inc.

General Motors Corporation

Genuine Parts Company

GlaxoSmithKline plc

The Goodyear Tire & Rubber Company

Google Inc.

Danone

HCA Inc.

H.J. Heinz Company

Halliburton Company

The Home Depot, Inc.

Health Net, Inc.

Hess Corporation

Hewlett-Packard Company

Hitachi, Ltd.

Honeywell International Inc.

HP Enterprise Services

Imperial Chemical Industries PLC

Integrys Energy Group, Inc.

Intel Corporation

International Business Machines Corporation

Illinois Tool Works Inc.

Ingram Micro Inc.

International Paper Company

ITOCHU Corporation

J. C. Penney Company, Inc.

JM Family Enterprises, Inc.

Johnson & Johnson

Johnson Controls, Inc.

Kaiser Permanente

Kellogg Company

Kimberly-Clark Corporation

Koch Industries, Inc.

Kohl’s Corporation

Kraft Foods Inc.

The Kroger Co.

L’Air Liquide S.A.

L-3 Communications Holdings, Inc.

Lafarge S.A.

Lear Corporation

Lend Lease Corporation Limited

Lenovo Group Limited

LG Electronics, Inc.

Limited Brands, Inc.

Lockheed Martin Corporation

Loews Corporation

Lowe’s Companies, Inc

Lyondell Chemical Company

Macy’s, Inc.

Manpower Inc.

Marathon Oil Corporation

Marriott International, Inc.

Mars, Incorporated

Masco Corporation

Mazda Motor Corporation

McDonald’s Corporation

McKesson Corporation

Medco Health Solutions, Inc.

Medtronic, Inc.

Merck & Co., Inc.

Mittal Steel USA Inc.

Navistar International Corporation

Microsoft Corporation

MOL Hungarian Oil and Gas Company

Motorola, Inc.

Murphy Oil Corporation

Nestlé S.A.

News Corporation

NIKE, Inc.

Nissan Motor Co., Ltd.

Nokia Corporation

Nortel Networks Corporation

Northrop Grumman Corporation

Northwest Airlines, Inc.

Novartis AG

Novus Group International AB

Occidental Petroleum Corporation

ONEOK, Inc.

Office Depot, Inc.

Oracle Corporation

PACCAR Inc

Panasonic Corporation

Parker-Hannifin Corporation

PDVSA

PepsiCo, Inc.

Pfizer Inc.

PG&E Corporation

Philip Morris International Inc.

Philips Electronics North America Corporation

PPG Industries, Inc.

PricewaterhouseCoopers LLP

The Procter & Gamble Company

Public Service Enterprise Group Incorporated

Qwest Communications International, Inc.

R.R. Donnelley & Sons Company

The Rank Group Plc

Raytheon Company

RRI Energy, Inc.

Rio Tinto plc

Robert Bosch GmbH

Roche Holding AG

Rolls-Royce Group plc

Royal Dutch Shell plc

RWE AG

Compagnie DE ST Goba

Sanofi-Aventis

SAP AG

Sara Lee Corporation

Schering-Plough Corporation

Schlumberger Limited

Schneider Electric SA

Seagate Technology

Sears Holdings Corporation

Seven & I Holdings Co., Ltd.

Sempra Energy

Siemens AG

Sodexo

Solvay S.A.

Sony Corporation

The Southern Company

Sprint Nextel Corporation

Staples, Inc.

Sun Microsystems, Inc.

Sunoco, Inc.

SUPERVALU INC.

Svenska Cellulosa Aktiebolaget SCA

Takeda Pharmaceutical Company Limited

Target Corporation

Tech Data Corporation

Tesoro Corporation

Texas Instruments Incorporated

Textron Inc.

Time Warner Cable Inc.

Time Warner Inc.

Toshiba Corporation

TRW Automotive Holdings Corp.

Tyco Electronics Ltd.

Tyco International Ltd.

Tyson Foods, Inc.

UAL Corporation

Unilever N.V.

Union Pacific Corporation

United Parcel Service, Inc.

United States Steel Corporation

United Technologies Corporation

U.S. Foodservice

Valero Energy Corporation

Verizon Communications Inc.

Viacom Inc.

Visteon Corporation

Walgreen Co.

Wal-Mart Stores, Inc.

The Walt Disney Company

Volvo AB

Waste Management, Inc.

WellPoint, Inc.

Weyerhaeuser Company

Whirlpool Corporation

The Williams Companies, Inc.

Wyeth

Xcel Energy Inc.

Xerox Corporation

YUM! Brands, Inc.

Appendix B

2010 OMNIBUS STOCK INCENTIVE PLAN

Section 1.    Purpose

The purpose of the FedEx Corporation 2010 Omnibus Stock Incentive Plan is to aid the Company and its Affiliates in retaining, attracting and rewarding Non-Management Directors and designated employees and to motivate them to exert their best efforts to achieve the long-term goals of the Company and its Affiliates. The Company believes that the ownership or increased ownership of Common Stock by employees and directors, or otherwise linking the compensation of employees and directors to the value of Common Stock, will further align their interests with those of the Company’s other stockholders and will promote the long-term success of the Company and the creation of long-term stockholder value. Accordingly, the Plan authorizes the grant of equity incentive awards to designated employees of the Company and its Affiliates and to directors of the Company.

Section 2.    Definitions and Rules of Construction

2.1  Definitions. The following capitalized terms used in the Plan shall have the respective meanings set forth below:

“Affiliate” means (a) any Subsidiary and (b) any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.

“Award” means any Stock Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions, restrictions and other provisions of an Award granted to the Participant.

“Board of Directors” means the Board of Directors of the Company.

“Change of Control” has the meaning given such term in Section 20.1.

“Code” means the Internal Revenue Code of 1986, as amended. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations, including proposed regulations, and other guidance issued thereunder by the Department of Treasury or the Internal Revenue Service, and any successor provisions and regulations.

“Committee” means those members, not less than two, of the Compensation Committee of the Board of Directors who are Independent Directors, or any successor committee or subcommittee of the Board of Directors designated by the Board of Directors, which committee or subcommittee shall be comprised of two or more members of the Board of Directors, each of whom is an Independent Director.

“Common Stock” means the common stock, par value $0.10 per share, of the Company and such other securities of the Company as may be substituted for Common Stock pursuant to Section 19.1 or 19.2.

“Company” means FedEx Corporation, a Delaware corporation.

“Covered Employee” means an employee of the Company or an Affiliate who is a “covered employee” within the meaning of Code Section 162(m)(3).

“Disability” means “permanent disability” as determined by the Committee in its sole discretion.

“Dividend Equivalent” means the right granted to a Participant under Section 14 of the Plan to receive a payment in an amount equal to the dividends paid on one outstanding Share with respect to all or a portion of the Shares subject to a Full-Value Award held by such Participant.

“Effective Date” has the meaning given such term in Section 3.1.

“Eligible Person” means (a) any employee of the Company or an Affiliate, (b) any individual to whom an offer of employment with the Company or an Affiliate is made, as determined by the Committee (provided that such prospective employee may not receive any payment or exercise any right with respect to an Award until such person has commenced such employment), and (c) any Non-Management Director.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

“Exercise Price” means (a) in the case of a Stock Option, the amount for which a Share may be purchased upon exercise of such Stock Option, as set forth in the applicable Award Agreement, and (b) in the case of a Stock Appreciation Right, the per Share amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

“Fair Market Value” means, on any date, (a) the average of the high and low per Share sales prices as reported on the New York Stock Exchange composite tape on that date or (b) if such method is not practicable, the value of a Share as determined by the Committee using such other method as it deems appropriate.

“Full-Value Award” means any Award other than in the form of a Stock Option or Stock Appreciation Right and which is settled by the issuance of Shares (or at the discretion of the Committee, settled in cash or other consideration by reference to the value of Shares).

“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date as is determined and specified by the Committee as part of that authorization process.

“Incentive Stock Option” or “ISO” means a Stock Option or portion thereof that is intended to be and specifically designated as an “incentive stock option” within the meaning of Code Section 422 and meets the requirements thereof.

“Independent Director” means a member of the Board of Directors who qualifies at any given time as (a) an “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual, (b) an “outside director” within the meaning of Code Section 162(m), and (c) a “non-employee director” as defined in Rule 16b-3.

“Net Exercise” means a Participant’s ability (if authorized by the Committee) to exercise a Stock Option by directing the Company to deduct from the Shares issuable upon exercise of his or her Stock Option a number of Shares having an aggregate Fair Market Value equal to the sum of the aggregate Exercise Price therefor plus the amount of the Participant’s tax withholding (if any), whereupon the Company shall issue to the Participant the net remaining number of Shares after such deduction.

“Non-Management Director” means a member of the Board of Directors who is not an employee of the Company or an Affiliate.

“Non-Qualified Stock Option” or “NQSO” means a Stock Option or portion thereof that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award granted to a Participant under Section 15 of the Plan.

“Participant” means any Eligible Person who receives an Award under the Plan.

“Performance Award” means an Award that includes performance conditions as specified by the Committee pursuant to Section 12 of the Plan.

“Performance Period” has the meaning given such term in Section 13.2.

“Plan” means the FedEx Corporation 2010 Omnibus Stock Incentive Plan, as amended from time to time.

“Qualified Performance-Based Award” means an Award that is either (a) in the form of Restricted Shares, Restricted Stock Units or Other Stock-Based Awards, is intended to qualify for the Section 162(m) Exemption, is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 13.3, and is designated by the Committee as a Qualified Performance-Based Award pursuant to Section 13 of the Plan, or (b) a Stock Option or Stock Appreciation Right having an Exercise Price equal to or greater than the Fair Market Value of a Share as of the Grant Date.

“Qualified Performance Criteria” means one or more of the business criteria listed in Section 13.3 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

“Reporting Person” means an employee of the Company or an Affiliate who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Shares” means Shares granted to a Participant under Section 10 of the Plan that are subject to certain restrictions and conditions and to a risk of forfeiture.

“Restricted Stock Unit” or “RSU” means the right to acquire one Share, or receive the equivalent amount in cash, granted to a Participant under Section 11 of the Plan, which right is subject to certain restrictions and conditions and to a risk of forfeiture.

“Retirement” means with respect to any Participant, (a) the attainment by the Participant of the age of 55 and the cessation of the Participant’s Service, or (b) the Participant’s “retirement” as determined by the Committee in its sole discretion.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Section 162(m) Exemption” means the exemption from the limitation of deductibility under Section 162(m)(4)(C) of the Code.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder or any successor statute thereto.

“Service” means a Participant’s employment with the Company or an Affiliate or a Participant’s service as a Non-Management Director, as applicable.

“Shares” means shares of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 9 of the Plan to receive a payment equal to the excess of the Fair Market Value of a Share as of the date of exercise of the SAR over the Exercise Price of the SAR.

“Stock Option” means a right granted to a Participant under Section 8 of the Plan to purchase a specified number of Shares at a specified price during a specified time period. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

“Subsidiary” means any corporation or other entity of which the Company possesses, directly or through one or more intermediaries, 50% or more of the total combined voting power of such entity.

“Substitute Awards” means Awards granted under Section 7.6 in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or an Affiliate.

2.2    Rules of Construction. The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) the terms “includes” and “including” are not limiting; (c) the term “or” has the inclusive meaning represented by the phrase “and/or”; and (d) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan.

Section 3.    Term of the Plan

3.1    Effective Date. The Plan shall be effective as of the date on which it is approved by the Company’s stockholders (the “Effective Date”).

3.2    Term of the Plan. Unless the Plan is earlier terminated in accordance with the provisions hereof, no Award shall be granted under the Plan after June 30, 2020, but Awards granted on or prior to such date shall continue to be governed by the terms and conditions of the Plan and the applicable Award Agreement (including terms regarding amendments to or modifications of outstanding Awards).

Section 4.    Administration of the Plan

4.1    The Committee. The Plan shall be administered by the Committee. No action of the Committee under the Plan shall be void or deemed to be without authority due to a Committee member’s failure to qualify as an Independent Director at the time the action was taken.

4.2    Committee Authority. Subject to the express provisions of the Plan, the Committee shall have full and exclusive power, authority and discretion to take any and all actions necessary, appropriate or advisable for the administration of the Plan, including the following:

(a)	Select Eligible Persons to become Participants;

(b)	Grant Awards;

(c)	Delegate the granting of Awards as specified in Section 4.5;

(d)	Determine the type or types of Awards to be granted to each Participant and the timing thereof;

(e)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(f)	Determine the terms, conditions, restrictions and other provisions of each Award;

(g)	Establish performance conditions for Performance Awards and Qualified Performance-Based Awards, and verify the level of performance attained with respect to such performance conditions;

(h)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(i)	Amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award, or amend or modify the terms and conditions of any outstanding Award;

(j)	Adopt sub-plans or supplements to, or alternative versions of, the Plan as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy or custom of, foreign jurisdictions;

(k)	Establish, adopt or revise rules, guidelines and policies for the administration of the Plan;

(l)	Construe and interpret the Plan, any Award Agreement and any other documents and instruments relating to the Plan or any Award;

(m)	Correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; and

(n)	Make all other decisions and determinations and take such other actions with respect to the Plan or any Award as the Committee may deem necessary, appropriate or advisable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

4.3    Grants to Non-Management Directors.

(a)    Awards. Notwithstanding any other provision of the Plan, including Sections 4.1 and 4.2, any Awards made under the Plan to Non-Management Directors shall be approved, or made in accordance with a policy or program approved, by the Board of Directors; provided, however, (1) the Committee shall recommend such Awards, policy or program to the Board of Directors for its approval and (2) the Committee retains full independent authority conferred under the Plan with respect to all other aspects of Awards to Non-Management Directors. Solely with respect to the grant of Awards to Non-Management Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board of Directors and any reference in the Plan to the Committee shall be deemed to include a reference to the Board of Directors.

(b)    Retainers and Meeting Fees. Upon such terms and conditions as may be established by the Board of Directors, each Non-Management Director may elect to have all or part of his or her retainer and meeting fees paid in Shares under the Plan.

4.4    Actions and Interpretations by the Committee. All interpretations, decisions, determinations and actions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding on all persons, including Participants, persons claiming rights from or through a Participant, and stockholders. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

4.5    Delegation of Authority.

(a)    Subject to any applicable laws, rules or regulations (including Section 157(c) of the Delaware General Corporation Law or any successor provision), the Committee may, by resolution, expressly delegate to one or more officers of the Company the authority, within specified parameters as to the number, types and terms of Awards, to (1) designate Eligible Persons to be recipients of Awards and (2) determine the number of such Awards to be received by any such Participants; provided, however, that such delegation may not be made with respect to Awards to be granted to any Non-Management Director, any Eligible Person who is a Reporting Person or any Eligible Person who is then a Covered Employee.

(b)    The Committee may delegate to any appropriate officer or employee of the Company or an Affiliate responsibility for performing ministerial and administrative functions under the Plan.

(c)    In the event that the Committee’s authority is delegated to any officer or employee in accordance with Section 4.5(a) or (b), any actions undertaken by such person in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such officer or employee.

4.6    Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. Neither the Board of Directors nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Award.

Section 5.    Shares Subject to the Plan; Maximum Awards

5.1    Number of Shares. Subject to the Share counting rules set forth in Section 5.3 and to adjustment as provided in Section 19, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 7,600,000, of which no more than 1,000,000 may be issued as Full-Value Awards.

5.2    Incentive Stock Options. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 7,600,000, subject to adjustment as provided in Section 19.

5.3    Share Counting.

(a)    The number of Shares covered by an Award, or to which an Award relates, shall be subtracted from the Plan Share reserve as of the Grant Date.

(b)    To the extent an Award is canceled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), any unissued or forfeited Shares subject to the Award shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan.

(c)    Any Shares related to Awards that are settled in cash or other consideration in lieu of Shares shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan.

(d)    Shares withheld or deducted from an Award by the Company to satisfy tax withholding requirements relating to Stock Options or Stock Appreciation Rights shall not be added back to the Plan Share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan, but Shares withheld or deducted by the Company to satisfy tax withholding requirements relating to Full-Value Awards shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan. Shares delivered by a Participant to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Award as specified above for purposes of Share counting under this Section 5.3(d).

(e)    To the extent that the full number of Shares subject to a Stock Option or a Share-settled Stock Appreciation Right is not issued upon exercise of such Stock Option or Stock Appreciation Right for any reason, including by reason of a net settlement or Net Exercise, then all Shares that were covered by the exercised Stock Option or SAR shall not be added back to the Plan Share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan.

(f)    If the Exercise Price of a Stock Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), such Shares shall not be added to the Plan Share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.

(g)    To the extent that the full number of Shares subject to a Performance Award or Qualified Performance-Based Award (other than a Stock Option or Stock Appreciation Right) is not issued by reason of failure to achieve maximum performance goals, the number of Shares not issued shall be added back to the Plan Share reserve and shall be available again for issuance pursuant to Awards granted under the Plan.

(h)    Shares repurchased on the open market with the proceeds of a Stock Option exercise shall not be added to the Plan Share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.

(i)    Any Dividend Equivalent denominated in Shares shall be counted against the aggregate number of Shares available for issuance pursuant to Awards under the Plan in such amount and at such time as the Dividend Equivalent first constitutes a commitment to issue Shares.

(j)    Substitute Awards granted pursuant to Section 7.6 shall not count against the Plan Share reserve and the Shares otherwise available for issuance under the Plan.

5.4    Source of Shares. Shares issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

5.5    Fractional Shares. No fractional Shares shall be issued under or pursuant to the Plan or any Award and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

5.6    Maximum Awards. Subject to adjustment as provided in Section 19:

(a)    Stock Options. The maximum aggregate number of Shares subject to Stock Options granted under the Plan to any one Participant during any fiscal year of the Company shall be 1,000,000.

(b)    SARs. The maximum aggregate number of Shares subject to Stock Appreciation Rights granted under the Plan to any one Participant during any fiscal year of the Company shall be 1,000,000.

(c)    Restricted Shares. The maximum aggregate number of Restricted Shares granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(d)    RSUs. The maximum aggregate number of Shares underlying Awards of Restricted Stock Units granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(e)    Other Stock-Based Awards. The maximum aggregate number of Shares underlying Other Stock-Based Awards granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(f)    Performance Awards. The maximum aggregate number of Shares underlying Performance Awards granted under the Plan to any one Participant during any fiscal year of the Company shall be as set forth in Sections 5.6(a) – (e) above.

(g)    Qualified Performance-Based Awards. The maximum aggregate number of Shares underlying Qualified Performance-Based Awards (other than Stock Options and Stock Appreciation Rights ) granted under the Plan to any one Participant during any fiscal year of the Company shall be as set forth in Sections 5.6(c) – (e) above.

Section 6.    Eligibility and Participation in the Plan; Limitation on Rights of Participants

6.1    Eligible Persons. Only Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan.

6.2    Participation in the Plan. The Committee shall from time to time, in its sole and complete discretion and subject to the provisions of the Plan, designate those Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

6.3    No Right to Receive Award or Be Treated Uniformly.

(a)    No Eligible Person or other person shall have any claim or right to receive an Award under the Plan, and no Participant, having received an Award, shall have any claim or right to receive a future Award.

(b)    Neither the Company, its Affiliates nor the Committee has any obligation to treat Eligible Persons or Participants uniformly under the Plan. Determinations made under the Plan may be made by the Committee selectively among Eligible Persons and Participants, whether or not such persons are similarly situated.

(c)    The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award or to all Awards or as are expressly set forth in the Award Agreement relating to such Award.

6.4    No Right to Employment or Service. Neither the Plan, any Award granted under the Plan nor any Award Agreement (a) shall be deemed to constitute an employment contract or confer or be deemed to confer upon any Eligible Person or Participant any right to remain employed by the Company or an Affiliate, as the case may be, or to continue to provide services as a Non-Management Director, or (b) interfere with or limit in any way the right of the Company or an Affiliate, as the case may be, to terminate an Eligible Person’s or Participant’s employment by the Company or an Affiliate or service as a Non-Management Director for any reason at any time.

Section 7.    Awards Generally

7.1    Form and Grant of Awards. The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Subject to the provisions of the Plan (including Section 21), Awards may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.2    No Cash Consideration for the Grant of Awards. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

7.3    Award Agreements. Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, restrictions and provisions as the Committee shall determine and that are not inconsistent with the Plan. The Committee may, in its sole discretion, require as a condition to any Award Agreement’s effectiveness that such Award Agreement be executed by the Participant, including by electronic signature or other electronic indication of acceptance. The terms and conditions of Award Agreements need not be the same with respect to each Participant.

7.4    Forms of Payment Under Awards. Subject to the provisions of the Plan, payment or settlement of Awards may be made in such form or forms as the Committee shall determine and as shall be set forth in the applicable Award Agreement, including Shares, cash, other securities of the Company, other Awards, any other form of property as the Committee shall determine, or any combination thereof. Payment of Awards may be made in a single payment or transfer, in installments, or on a deferred basis (subject to the provisions of Section 24.10), as determined by the Committee and subject to the provisions of the Plan.

7.5    Nontransferability of Awards; Beneficiaries.

(a)    Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, no Award, nor any interest in such Award, may be sold, pledged, assigned, exchanged, encumbered, hypothecated, gifted, transferred or disposed of in any manner by the Participant, other than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, all rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or a duly appointed legal guardian or legal representative of such Participant. Notwithstanding the foregoing, the Committee shall not permit any Participant to transfer an Award to a third party for value.

(b)    Notwithstanding the provisions of Section 7.5(a), the Committee, in its sole discretion, may provide in the terms of an Award Agreement, or in any other manner prescribed by the Committee, that a Participant shall have the right to designate, in the manner determined by the Committee, a beneficiary or beneficiaries who shall be entitled to exercise any rights and to receive any payments or distributions with respect to an Award following the Participant’s death.

(c)    A legal guardian, legal representative, beneficiary or other person claiming any rights under the Plan from or through a Participant shall be subject to all terms and conditions of the Plan and the relevant Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary, appropriate or advisable by the Committee. If the Committee does not authorize the designation of a beneficiary, or if so authorized, no beneficiary has been designated or survives the Participant, an outstanding Award may be exercised by or shall become payable to the legal representative of the Participant’s estate.

7.6    Substitute Awards. The Committee may grant Awards under the Plan in assumption of, or in substitution or exchange for, stock and stock-based awards held by employees and directors of another entity who become Eligible Persons in connection with the acquisition (whether by purchase, merger, consolidation or other corporate transaction) by the Company or an Affiliate of the business or assets of the former employing entity (“Substitute Awards”). The Committee may direct that the Substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

7.7    Issuance of Shares. To the extent that the Plan or any Award Agreement provides for the issuance of Shares, the issuance may be effected on a certificated or non-certificated basis, subject to applicable law and the applicable rules of any stock exchange.

Section 8.    Stock Options

8.1    Grant of Stock Options. The Committee may grant Stock Options to any Eligible Person selected by the Committee. Stock Options shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Non-Qualified Stock Option or a combination thereof. Each Stock Option will be evidenced by an Award Agreement that shall set forth the number of Shares covered by the Stock Option, the Exercise Price, the term of the Stock Option, the vesting schedule, and such other terms, conditions and provisions as may be specified by the Committee consistent with the terms of the Plan.

8.2    Exercise Price. The Exercise Price of a Stock Option shall be determined by the Committee, provided that the Exercise Price of a Stock Option (other than a Stock Option issued as a Substitute Award) shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

8.3    Exercise Term. The Committee shall determine the period during which a Stock Option may be exercised, provided that no Stock Option shall be exercisable for more than ten years from the Grant Date of such Stock Option.

8.4    Time and Conditions of Exercise. The Committee shall establish the time or times at which a Stock Option may be exercised in whole or in part, subject to Section 8.3. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a Stock Option may be exercised.

8.5    Incentive Stock Options.

(a)    Eligibility. Incentive Stock Options may be granted only to employees of (1) the Company or (2) an Affiliate that is a “subsidiary corporation” within the meaning of Code Section 424(f).

(b)    Annual Limit. To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year

(under the Plan and any other stock option plan of the Company) exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the ISO), such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option.

(c)    Code Section 422. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422. Any Stock Option or portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated as a Non-Qualified Stock Option.

(d)    Disqualifying Dispositions. If Shares acquired upon exercise of an Incentive Stock Option are disposed of within two years following the Grant Date of the ISO or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

8.6    No Reloads. Award Agreements for Stock Options shall not contain any provision entitling a Participant to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

8.7    Exercise Procedures. Stock Options may be exercised by Participants in accordance with such rules and procedures as may be established by the Committee.

8.8    Payment of Exercise Price. The full Exercise Price of a Stock Option shall be payable in cash at the time the Stock Option is exercised (including payment through a “cashless exercise” arrangement), together with any applicable withholding taxes. The Committee, in its sole discretion, may provide in an Award Agreement or otherwise (subject to such terms, conditions, provisions and restrictions set forth therein) that: (a) payment of all or any part of the aggregate Exercise Price of a Stock Option may be made by tendering (actually or by attestation) Shares already owned by the Participant; or (b) the Stock Option may be exercised through a Net Exercise procedure.

Section 9.    Stock Appreciation Rights

9.1    Grant of SARs. The Committee may grant Stock Appreciation Rights to any Eligible Person selected by the Committee. An SAR may be granted in tandem with a Stock Option or alone (“freestanding”). Each SAR will be evidenced by an Award Agreement that shall set forth the number of Shares covered by the SAR, the Exercise Price, the term of the SAR, the vesting schedule, and such other terms, conditions and provisions as may be specified by the Committee consistent with the terms of the Plan.

9.2     Freestanding SARs.

(a)    Exercise Price. The Exercise Price of a freestanding Stock Appreciation Right shall be determined by the Committee, provided that the Exercise Price of a freestanding SAR (other than a freestanding SAR issued as a Substitute Award) shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

(b)    Exercise Term. The Committee shall determine the period during which a freestanding Stock Appreciation Right may be exercised, provided that no freestanding SAR shall be exercisable for more than ten years from the Grant Date of such SAR.

(c)    Time and Conditions of Exercise. The Committee shall determine the time or times at which a freestanding SAR may be exercised in whole or in part, subject to Section 9.2(b). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a freestanding SAR may be exercised.

9.3    Tandem Stock Options/SARs. A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/SAR will entitle the Participant to elect, as to all or any portion of the number of Shares subject to the Award, to exercise either the Stock Option or the SAR, resulting in the reduction of the corresponding number of Shares subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option shall have an Exercise Price equal to the Exercise Price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

9.4    Payment of SARs. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price by (b) the number of Shares with respect to which the SAR is exercised. The payment upon exercise of an SAR may be in cash, Shares valued at their Fair Market Value on the date of exercise, any other form of consideration, or some combination thereof, as determined by the Committee and set forth in the applicable Award Agreement, and shall be subject to any applicable withholding taxes.

Section 10.    Restricted Shares

10.1    Grant of Restricted Shares. The Committee may grant Restricted Shares to any Eligible Person selected by the Committee, in such amounts as shall be determined by the Committee. Each grant of Restricted Shares will be evidenced by an Award Agreement that shall set forth the number of Restricted Shares covered by the Award and the terms, conditions, restrictions and other provisions applicable to the Restricted Shares as may be specified by the Committee consistent with the terms of the Plan.

10.2    Restrictions and Lapse of Restrictions. Restricted Shares shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued Service requirements, or otherwise, as determined by the Committee and set forth in the applicable Award Agreement. If the vesting requirements applicable to all or any part of an Award of Restricted Shares shall not be satisfied, the Restricted Shares with respect to which such requirements are not satisfied shall be returned to the Company.

10.3    Issuance of Restricted Shares. Restricted Shares shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or if required by the Committee, a custodian or escrow agent (including the Company or its designee) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing the Restricted Shares are registered in the name of the Participant, such certificates may, if the Committee so determines, bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares.

10.4    Additional Shares Received With Respect to Restricted Shares. Any Shares or other securities of the Company received by a Participant as a stock dividend on, or in connection with a stock split or combination, share exchange, reorganization, recapitalization, merger, consolidation or otherwise with respect to, Restricted Shares shall have the same status, be subject to the same restrictions and, if such Restricted Shares are represented by a certificate, bear the same legend, if any, as such Restricted Shares.

10.5    Rights with Respect to Shares. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, a Participant who receives an Award of Restricted Shares shall have all rights of ownership with respect to such Restricted Shares, including the right to vote such Shares and to receive any dividends or other distributions paid or made with respect thereto, subject, however, to the provisions of the Plan, the applicable Award Agreement and, if such Restricted Shares are represented by a certificate, any legend on the certificate for such Shares.

Section 11.    Restricted Stock Units

11.1    Grant of RSUs. The Committee may grant Restricted Stock Units to any Eligible Person selected by the Committee, in such amounts as shall be determined by the Committee. Each grant of RSUs will be evidenced by an Award Agreement that shall set forth the number of RSUs covered by the Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan.

11.2    Restrictions and Lapse of Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued Service requirements, or otherwise, as determined by the Committee and set forth in the applicable Award Agreement.

11.3    Settlement of RSUs. Restricted Stock Units shall become payable to a Participant at the time or times set forth in the Award Agreement, which may be upon or following the vesting of the Award (subject to the provisions of Section 24.10). RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement, subject to any applicable withholding taxes.

11.4    No Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to an Award of Restricted Stock Units until such time as Shares are paid and delivered to the Participant in settlement of the RSUs pursuant to the terms of the Award Agreement.

Section 12.    Performance Awards

12.1    Grant of Performance Awards. The Committee may specify that any Award granted under the Plan shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to the provisions of Section 5.6, and to designate the terms, conditions and provisions of such Performance Awards. Each Performance Award will be evidenced by an Award Agreement that shall set forth the terms, conditions and other provisions applicable to the Performance Award as may be specified by the Committee consistent with the terms of the Plan.

12.2    Performance Goals. The Committee may use such business criteria and other performance measures as it may deem appropriate in establishing any performance conditions for Performance Awards, and may reserve the right to exercise its discretion to reduce or increase the amounts payable under any Performance Award, provided that (a) such discretion shall be limited as provided in Section 13.6 with respect to Qualified Performance-Based Awards and (b) no discretion to reduce or increase the amounts payable (except pursuant to the provisions of Section 19) shall be reserved unless such reservation of discretion is expressly stated by the Committee at the time it acts to authorize or approve the grant of such Performance Award.

Section 13.    Qualified Performance-Based Awards

13.1    Stock Options and SARs. The provisions of the Plan are intended to ensure that all Stock Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

13.2    Other Awards. When granting any Award under the Plan other than a Stock Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the Participant is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish objective performance goals for such Award no later than the earlier of (a) the date 90 days after the commencement of the period of service to which the performance goal or goals relate as determined by the Committee in its sole discretion (the “Performance Period”) and (b) the date on which 25% of such Performance Period has elapsed and, in any event, at a time when the outcome of the performance goals remains substantially uncertain. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

13.3    Qualified Performance Criteria. Performance goals for Qualified Performance-Based Awards shall be based on one or more of the following Qualified Performance Criteria for the Company, on a consolidated basis or for a specified Affiliate or other business unit of the Company, or a division, region, department or function within the Company or an Affiliate:

(a)	Revenues (net or gross);

(b)	Profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

(c)	Earnings (including earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (basic or diluted) or other corporate earnings measures);

(d)	Income (including net income (before or after taxes), operating income or other corporate income measures);

(e)	Cash (including cash flow, free cash flow, operating cash flow, net cash provided by operations, cash flow in excess of cost of capital or other cash measures);

(f)	Return measures (including return on assets (gross or net), return on equity, return on income, return on invested capital, return on operating capital, return on sales, and cash flow return on assets, capital, investments, equity or sales);

(g)	Operating margin or profit margin;

(h)	Contribution margin by business segment;

(i)	Share price or performance;

(j)	Total stockholder return;

(k)	Economic value increased;

(l)	Volume growth;

(m)	Package yields;

(n)	Expenses (including expense management, expense ratio, expense efficiency ratios, expense reduction measures or other expense measures);

(o)	Operating efficiency or productivity measures or ratios;

(p)	Dividend payout levels;

(q)	Internal rate of return or increase in net present value; and

(r)	Strategic business criteria consisting of one or more goals regarding, among other things, acquisitions and divestitures, successfully integrating acquisitions, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, agency ratings of financial strength, completion of financing transactions and new product development.

Performance goals with respect to the foregoing Qualified Performance Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, and may be measured relative to the performance of one or more specified companies, or a published or special index, or a stock market index, as the Committee deems appropriate. Performance goals need not be based on audited financial results.

13.4    Performance Goals. Each Qualified Performance-Based Award (other than a Stock Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of the performance goals established by the Committee based upon one or more Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued Service, as the Committee may determine to be appropriate; provided, however, that the Committee may provide in the applicable Award Agreement, either at the time of grant or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (a) the termination of employment of a Participant by reason of death or Disability, or (b) the occurrence of a Change of Control. Performance Periods established by the Committee for any Qualified Performance-Based Award may be as short as one year and may be any longer period.

13.5    Calculation of Performance Goals. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items”; and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.6    Certification of Performance Goals. After the completion of the applicable Performance Period, the Committee shall certify in writing the extent to which any performance goals and any other material conditions relating to a Qualified Performance-Based Award (other than a Stock Option or Stock Appreciation Right) have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of such Award. Except as specifically provided in Section 13.4, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award, in any manner to waive the achievement of the applicable performance goals based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. Subject to the provisions of Section 12.2, the Committee may, however, exercise negative discretion to determine that the portion of a Qualified Performance-Based Award actually earned, vested or payable (as applicable) shall be less than the portion that would be earned, vested or payable based solely upon application of the applicable performance goals.

13.7    Award Limits. Section 5.6 sets forth the maximum number of Shares that may be granted to any one Participant during any fiscal year of the Company in designated forms of Awards.

Section 14.    Dividend Equivalents

14.1    Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be established by the Committee and set forth in the applicable Award Agreement. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends paid on outstanding Shares with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested; provided, however, that with respect to Dividend Equivalents payable on Performance Awards, such Dividend Equivalents may be earned but shall not be paid until payment or settlement of the underlying Performance Award.

14.2    Options and SARs. Dividend Equivalents shall not be granted with respect to Stock Options or Stock Appreciation Rights.

Section 15.    Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, Shares issued to Non-Management Directors pursuant to the provisions of Section 4.3(b), Shares issued in lieu of other rights to cash compensation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Affiliates. The Committee shall determine the terms and conditions of such Other Stock-Based Awards, which shall be set forth in the applicable Award Agreement.

Section 16.    Tax Withholding

16.1    Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy any federal, state, local or other taxes of any kind, domestic or foreign, required by any applicable law, rule or regulation to be withheld with respect to any grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving an Award or the Plan, and take such other action as the Committee may deem necessary, appropriate or advisable to enable the Company or an Affiliate to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the Award, Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.2    Company Not Liable. Neither the Company, any Affiliate, the Board of Directors, nor the Committee shall be liable to any Participant or any other person as to any tax consequences expected, but not realized, by any Participant or other person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Award. Although the Company and its Affiliates may endeavor to (a) qualify an Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

Section 17.    Compliance with Laws

17.1    Compliance with Laws. The Plan, all Awards (including the grant, exercise, payment and settlement thereof), and the issuance of Shares hereunder shall be subject to all applicable laws, rules and regulations, domestic or foreign, and to such approvals by any governmental agencies or securities exchange or similar entity as may be required. Notwithstanding any other provision of the Plan or the provisions of any Award Agreement, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other payment or distribution of benefits under the Plan unless such issuance, delivery, payment or distribution would comply with all applicable laws, rules and regulations (including the Securities Act and the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company may require any Participant to make such representations and warranties, furnish such information, take such action and comply with and be subject to such conditions as may be necessary, appropriate or advisable to comply with the foregoing.

17.2    No Obligation to Register Shares. The Company shall be under no obligation to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security payable, issuable or deliverable under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

17.3    Stock Trading Restrictions. All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities laws, rules and regulations and the rules of any securities exchange or similar entity. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

Section 18.    Rights After Termination of Service; Acceleration For Other Reasons

18.1    Death. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, if a Participant’s Service terminates by reason of his or her death:

(a)    All of that Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully exercisable and may thereafter be exercised in full by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is shorter (to the extent that the provisions of this Section 18.1(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options); and

(b)    All vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall immediately lapse and such Restricted Shares shall be fully vested.

The applicable Award Agreement shall set forth the treatment of a Participant’s outstanding Restricted Stock Units, Performance Awards, Qualified Performance-Based Awards (other than Stock Options and SARs) and Other Stock-Based Awards upon a Participant’s termination of Service by reason of his or her death.

18.2    Disability. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, if a Participant’s Service terminates by reason of his or her Disability:

(a)    All of that Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully exercisable and may thereafter be exercised in full for a period of twenty-four months from the date of such termination of Service or the stated period of the Stock Option or SAR, whichever period is the shorter; provided, however, that if the Participant dies within a period of twenty-four months after such termination of Service, any outstanding Stock Option or SAR may thereafter be exercised by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is the shorter (to the extent that the provisions of this Section 18.2(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options); and

(b)    All vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall immediately lapse and such Restricted Shares shall be fully vested.

Any rights of a Participant following his or her termination of Service by reason of Disability with respect to his or her outstanding Restricted Stock Units, Performance Awards, Qualified Performance-Based Awards (other than Stock Options and SARs) and Other Stock-Based Awards shall be set forth in the applicable Award Agreement.

18.3    Retirement. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, if a Participant’s Service terminates by reason of his or her Retirement:

(a)    The Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards will cease vesting but, solely to the extent exercisable at the time of the Participant’s Retirement, may thereafter be exercised until the expiration of the stated period of the Stock Option or SAR; provided, however, that if the Participant dies after such termination of Service, any unexercised Stock Option or SAR may thereafter be exercised by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is the shorter (to the extent that the provisions of this Section 18.3(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options);

(b)    If the Participant has attained the age of 60 at the time of his or her Retirement, all vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall immediately lapse and such Restricted Shares shall be fully vested; and

(c)    If the Participant has not yet attained the age of 60 at the time of his or her Retirement, that Participant’s outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall not be forfeited, but all time-based vesting conditions and restrictions on such Restricted Shares shall continue in accordance with their terms, or until the Participant’s death or Disability, in which case the provisions of Section 18.1 or Section 18.2, as applicable, shall apply.

Any rights of a Participant following his or her Retirement with respect to outstanding Restricted Stock Units, Performance Awards, Qualified Performance-Based Awards (other than Stock Options and SARs) and Other Stock-Based Awards shall be set forth in the applicable Award Agreement.

18.4    Other. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, if a Participant’s Service terminates for any reason other than death, Disability or Retirement, the Participant’s Awards shall thereupon terminate and be forfeited.

18.5    Transfer; Leave of Absence.

(a)    Transfer. For purposes of the Plan, a transfer of an employee Participant from the Company to an Affiliate, or vice versa, or from one Affiliate to another shall not be deemed a termination of Service by the Participant.

(b)    Leave of Absence. Unless otherwise determined by the Committee, a leave of absence by an employee Participant, duly authorized in writing by the Company or an Affiliate, shall not be deemed a termination of Service by the Participant for purposes of the Plan.

18.6    Acceleration For Any Other Reason. Regardless of whether an event has occurred as described in Sections 18.1, 18.2 and 18.3 above, and subject to the provisions of Section 13 with respect to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of any time-based or Service-based vesting conditions on all or a portion of any outstanding Awards shall lapse, or that any performance-based conditions with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, determine. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 18.6. Notwithstanding any other provision of the Plan, including this Section 18.6, the Committee may not accelerate the payment of any Award if such acceleration would fail to comply with Code Section 409A(a)(3).

Section 19.    Adjustments for Changes in Capitalization

19.1    Mandatory Adjustments. In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limits under Sections 5.1, 5.2 and 5.6 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding Awards as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (a) adjustment of the number and kind of shares or securities that may be issued under the Plan; (b) adjustment of the number and kind of shares or securities subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Stock Options and Stock Appreciation Rights or the measure to be used to determine the amount of the benefit payable on an Award; (d) adjustment to market price-based performance goals or performance goals set on a per-Share basis; and (e) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Stock Options or SARs to the extent that it causes such Stock Options or SARs to provide for a deferral of compensation subject to Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in Shares, or a combination or consolidation of the outstanding Common Stock into a lesser number of Shares, the authorization limits under Sections 5.1, 5.2 and 5.6 shall automatically be adjusted proportionately, and the Shares then subject to each outstanding Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate Exercise Price therefor.

19.2    Discretionary Adjustments. Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in Section 19.1, in addition to any of the actions described in Section 19.1, the Committee may, in its sole discretion, provide: (a) that Awards will be settled in cash rather than Shares; (b) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (c) that Awards will be equitably converted, adjusted or substituted in connection with such transaction; (d) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares as of a specified date associated with the transaction, over the Exercise Price of the Award; (e) that performance targets and Performance Periods for Performance Awards and Qualified Performance-Based Awards will be modified, consistent with Code Section 162(m) where applicable; or (f) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

19.3    No Fractional Shares, etc. After giving effect to any adjustment pursuant to the provisions of this Section 19, the number of Shares subject to any Award denominated in whole Shares shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this Section 19 shall be subject to the provisions of Section 22. To the extent any adjustments made pursuant to this Section 19 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Stock Options shall be deemed to be Non-Qualified Stock Options.

Section 20.    Change of Control

20.1    Definition. For purposes of the Plan, the term “Change of Control” means the occurrence of any of the following on or after the Effective Date:

(a)    Any “person” (as such term is used in Sections 13(d) and 14 of the Exchange Act), other than (1) the Company, (2) any subsidiary of the Company, (3) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (4) any underwriter temporarily holding securities of the Company pursuant to an offering of such securities or (5) any person in connection with a transaction described in clauses (1), (2) and (3) of Section 20.1(b) below, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the

Company representing 30% or more of the total voting power of the Company’s then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Company in a transaction approved by a majority of the Incumbent Board (as defined in Section 20.1(d) below).

(b)    The consummation of a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company (a “Corporate Transaction”), unless:

(1)    the stockholders of the Company immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least 60% of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially all of the Company’s assets, the “Surviving Company”) or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Corporate Transaction;

(2)    the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

(3)    no person, other than (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (D) the Surviving Company, (E) any subsidiary or parent company of the Surviving Company, or (F) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Company representing 30% or more of the total voting power of the Company’s then outstanding voting securities, is the beneficial owner of 30% or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

(c)    The stockholders of the Company approve a complete liquidation or dissolution of the Company.

(d)    Directors who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”), cease to constitute at least a majority of the Board of Directors (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Company’s state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of directors.

Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person (a “Subject Person”) becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to 30% or more of the total voting power, then a Change of Control will have occurred.

20.2    Effect of Change of Control. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee and set forth in the applicable Award Agreement, the provisions of this Section 20.2 shall apply to the types of Awards specified in subsections (a) and (b) below in the event of a Change of Control.

(a)    Stock Options and SARs. In the event of a Change of Control, all outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully vested and immediately exercisable. To the extent that the provisions of this Section 20.2(a) cause Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Stock Options shall be deemed to be Non-Qualified Stock Options.

(b)    Restricted Shares. In the event of a Change of Control as described in Section 20.1(b), as shall be determined by the Committee: (1) any outstanding and unvested Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall be canceled and the Company shall make a cash payment to those Participants in an amount equal to the highest price per Share received by the holders of Common Stock in connection with such Change of Control multiplied by the number of such unvested Restricted Shares then held by such Participant, with any non-cash consideration to be valued in good faith by the Committee; or (2) all vesting restrictions and conditions with respect to all outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall immediately lapse and such Restricted Shares shall be fully vested. In the event of a Change of Control as described in Section 20.1(a), (c) or (d), all vesting restrictions and conditions with respect to all outstanding Restricted Shares that are not Performance Awards or Qualified Performance-Based Awards shall immediately lapse and such Restricted Shares shall be fully vested.

(c)    Other Awards. Any rights of a Participant in connection with a Change of Control with respect to Restricted Stock Units, Performance Awards, Qualified Performance-Based Awards (other than Stock Options and Stock Appreciation Rights) and Other Stock-Based Awards shall be set forth in the applicable Award Agreement.

20.3    Excise Taxes. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant under the Plan in connection with a Change of Control would subject a Participant to any excise tax pursuant to Code Section 4999 (which excise tax would be the Participant’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under an Award in order to avoid such characterization.

Section 21.    Repricing Prohibited

Except as contemplated by the provisions of Section 19, outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Exercise Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Exercise Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Award, other equity security or a cash payment.

Section 22.    Amendment and Termination

22.1    Amendment or Termination of the Plan. The Board of Directors or the Committee may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time; provided, however, any amendment or modification that (a) increases the total number of Shares available for issuance pursuant to Awards granted under the Plan (except as contemplated by the provisions of Section 19), (b) deletes or limits the provision of Section 21 (repricing prohibition), or (c) requires the approval of the Company’s stockholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s stockholders. Subject to the provisions of Section 22.3, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Participant under any Award previously granted under the Plan without such Participant’s consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Award.

22.2    Awards Previously Granted. The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Award at any time and from time to time; provided, however, subject to the provisions of Section 22.3 and the provisions of the applicable Award Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Participant under an Award without such Participant’s consent, provided that such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Award.

22.3    Compliance Amendments. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable in order for the Company, the Plan, an Award or an Award Agreement to satisfy or conform to any applicable present or future law, regulation or rule or to meet the requirements of any accounting standard.

Section 23.    Foreign Jurisdictions

Awards granted to Participants who are foreign nationals or who are employed by the Company or an Affiliate outside of the United States may have such terms and conditions different from those specified in the Plan and such additional terms and conditions as the Committee, in its sole discretion, determines to be necessary, appropriate or advisable to foster and promote achievement of the material purposes of the Plan and to fairly accommodate for differences in local law, tax policy or custom or to facilitate administration of the Plan. The Committee may approve such sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or advisable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.

Section 24.    General

24.1    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall preclude or limit the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

24.2    Treatment for Other Compensation Purposes. The amount of any compensation received or deemed to be received by a Participant pursuant to an Award shall not be deemed part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any pension or severance benefits plan, unless expressly provided by the terms of any such plan, program or arrangement.

24.3    No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein or in any Award Agreement shall (a) require the Company to segregate any monies, other property or Shares, create any trusts, or to make any special deposits for any amounts payable to any Participant or other person, or (b) be construed as creating in respect of any Participant or any other person any equity or other interest of any kind in any assets of the Company or an Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any Affiliate and a Participant or any other person. Prior to the payment or settlement of any Award, nothing contained herein or in any Award Agreement shall give any Participant or any other person any rights that are greater than those of a general unsecured creditor of the Company or an Affiliate.

24.4    Use of Proceeds. All proceeds received by the Company pursuant to Awards granted under the Plan shall be used for general corporate purposes.

24.5    No Limitations on Corporate Action. Neither the Plan, the grant of any Award nor any Award Agreement shall limit, impair or otherwise affect the right or power of the Company or any of its Affiliates to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

24.6    No Stockholder Rights. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a stockholder with respect to any Shares to be issued under the Plan prior to the issuance thereof.

24.7    Prohibition on Loans. The Company shall not loan funds to any Participant for the purpose of paying the Exercise Price associated with any Stock Option or Stock Appreciation Right or for the purpose of paying any taxes associated with the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving an Award or the Plan.

24.8    No Obligation to Exercise Awards; No Right to Notice of Expiration Date. An Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a Participant of the date on which a Stock Option or SAR is no longer exercisable except in the Award Agreement.

24.9    Compliance with Section 16(b). With respect to Participants who are Reporting Persons, all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. All transactions under the Plan involving Reporting Persons are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to such Reporting Persons.

24.10    Code Section 409A Compliance. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, the Plan and all Awards hereunder are intended to satisfy the requirements of Code Section 409A so as to avoid the imposition of any additional taxes or penalties thereunder, and all terms, conditions and provisions of the Plan and an Award Agreement shall be interpreted and applied in a manner consistent with this intent. If the Committee determines that an Award, Award Agreement, payment, distribution, transaction, or any other action or arrangement contemplated by the provisions of the Plan or an Award Agreement would, if undertaken, cause a Participant to become subject to any additional taxes or penalties under Code Section 409A, such Award, Award Agreement, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan or Award Agreement will be deemed modified or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee in its sole discretion, in each case without the consent of or notice to the Participant.

24.11    Governing Law. Except as to matters governed by United States federal law or the Delaware General Corporation Law, the Plan, all Award Agreements and all determinations made and actions taken under the Plan and any Award Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without giving effect to its conflicts of law principles.

24.12    Plan Controls. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the provisions of the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

24.13    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

24.14    Successors. The Plan shall be binding upon the Company and its successors and assigns, and the Participant and the Participant’s legal representatives and beneficiaries.

Annual Meeting Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern time on September 26, 2010.

Vote by Internet
		•	Log on to the Internet and go to www.investorvote.com
		•	Follow the steps outlined on the secured Web site.

Vote by telephone
		•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	•	Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote FOR each of the listed nominees and FOR Proposals 2 and 3.

1.	Election of Directors:
	01 - James L. Barksdale 04 - Shirley A. Jackson 07 - Susan C. Schwab 10 - David P. Steiner	For ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐	02 - John A. Edwardson 05 - Steven R. Loranger 08 - Frederick W. Smith 11 - Paul S. Walsh	For ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐	03 - J.R. Hyde, III 06 - Gary W. Loveman 09 - Joshua I. Smith	For ☐ ☐ ☐	Against ☐ ☐ ☐	Abstain ☐ ☐ ☐	+

2.	Adoption of 2010 Omnibus Stock Incentive Plan.	For ☐	Against ☐	Abstain ☐	3. Ratification of Independent Registered Public Accounting Firm.	For ☐	Against ☐	Abstain ☐

B	The Board of Directors recommends a vote AGAINST Proposals 4, 5 and 6.

4.	Stockholder Proposal Regarding Independent Board Chairman.	For ☐	Against ☐	Abstain ☐	5. Stockholder Proposal Regarding Shareholder Action by Written Consent.	For ☐	Against ☐	Abstain ☐

6.	Stockholder Proposal Regarding CEO Succession Planning.	☐	☐	☐

PLEASE DATE AND SIGN IN SECTION D ON THE REVERSE SIDE.

¢	1 U P X	+

0180AA

Admission Ticket

FedEx Corporation

Annual Meeting of Stockholders

Monday, September 27, 2010

10:00 a.m. local time

FedEx Express World Headquarters

Auditorium

3670 Hacks Cross Road, Building G

Memphis, Tennessee 38125

If you wish to attend the annual meeting in person, you will need to bring this Admission Ticket with you.

Please present this Admission Ticket and a valid government-issued photo identification (such as a driver’s license or a passport) for admission to the meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the meeting room and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Solicited on Behalf of the Board of Directors of FedEx Corporation for the Annual Meeting of Stockholders, September 27, 2010

The undersigned hereby constitutes and appoints Christine P. Richards and Alan B. Graf, Jr., and each of them, his or her true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of FedEx Corporation common stock of the undersigned at the Annual Meeting of Stockholders of FedEx to be held in the Auditorium at the FedEx Express World Headquarters, 3670 Hacks Cross Road, Building G, Memphis, Tennessee 38125, on Monday, September 27, 2010, at 10:00 a.m. local time, and at any postponements or adjournments thereof, on Proposals 1	+
through 6 as specified on the reverse side hereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting. This card also constitutes voting instructions for any shares held for the undersigned in any benefit plan of FedEx Corporation or its subsidiaries. If you wish to instruct a plan trustee or record holder on the voting of shares held in your account, your instructions must be received by September 22, 2010. If no direction is given, the plan trustee will vote the shares held in your account in the same proportion as votes received from other plan participants.

This proxy when properly executed will be voted as specified by you. If no direction is made, this proxy will be voted (and voting instructions given) FOR each of the director nominees, FOR Proposals 2 and 3 and AGAINST Proposals 4, 5 and 6. The Board of Directors recommends that you vote FOR each of the director nominees, FOR Proposals 2 and 3 and AGAINST Proposals 4, 5 and 6. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Ms. Richards and Mr. Graf cannot vote your shares unless you sign, date and return this card or vote on the Internet or by telephone.

If you vote by the Internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the annual meeting in person, however, you will need to bring the Admission Ticket attached to this proxy card with you.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

C	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Mark this box if you would
			like your name to be disclosed with your vote and comments, if any.	☐

D	Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below.

The signer hereby revokes all proxies previously given by the signer to vote at said meeting or at any postponements or adjournments thereof.

NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, officer, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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